(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

GINNIE MAE
FUND
ANNUAL REPORT
AUGUST 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     13   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    17   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    20   THE AUDITORS' OPINION.
ACCOUNTANTS

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The short-term volatility that hit the stock and bond markets in the spring re-emerged in August, and many equity and fixed-income securities retreated from their 1997 highs. Still, the Standard & Poor's 500 Index was up roughly 23% year-to-date through August 31, more than twice its historical annual average. The bond markets have posted moderate returns through the first eight months of the year, primarily influenced by positive news on the inflation front.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997          PAST 1   PAST 5   LIFE OF
                                       YEAR     YEARS    FUND

SPARTAN GINNIE MAE                     10.06%   37.61%   64.05%

SALOMON BROTHERS GNMA INDEX            10.47%   39.71%   N/A

GNMA FUNDS AVERAGE                     9.73%    34.07%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on December 27, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers GNMA Index - a market-capitalization weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA). To measure how the fund's performance stacked up against its peers, you can compare it to the GNMA funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 51 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997    PAST 1   PAST 5   LIFE OF
                                 YEAR     YEARS    FUND

SPARTAN GINNIE MAE               10.06%   6.59%    7.69%

SALOMON BROTHERS GNMA INDEX      10.47%   6.92%    N/A

GNMA FUNDS AVERAGE               9.73%    6.03%    N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970831 19970909 115404 S00000000000001
             Spartan Ginnie Mae          SB Ginnie Mae
             00461                       SB019
  1990/12/31      10000.00                    10000.00
  1991/01/31      10104.29                    10140.82
  1991/02/28      10164.54                    10200.75
  1991/03/31      10239.66                    10279.76
  1991/04/30      10302.26                    10387.52
  1991/05/31      10368.05                    10469.48
  1991/06/30      10380.51                    10492.06
  1991/07/31      10535.21                    10669.96
  1991/08/3       10732.56                    10863.45
  1991/09/30      10902.32                    11066.08
  1991/10/31      11063.72                    11232.70
  1991/11/30      11128.99                    11305.80
  1991/12/31      11378.62                    11588.78
  1992/01/31      11291.21                    11459.25
  1992/02/29      11443.21                    11564.86
  1992/03/31      11373.35                    11524.28
  1992/04/30      11467.54                    11623.71
  1992/05/31      11671.03                    11827.95
  1992/06/30      11808.37                    11990.00
  1992/07/31      11791.79                    12080.84
  1992/08/31      11898.24                    12248.26
  1992/09/30      11982.17                    12345.81
  1992/10/31      11900.60                    12260.62
  1992/11/30      11955.78                    12327.27
  1992/12/31      12118.71                    12469.43
  1993/01/31      12269.40                    12643.30
  1993/02/28      12385.98                    12754.29
  1993/03/31      12468.37                    12837.60
  1993/04/30      12522.22                    12903.17
  1993/05/31      12592.37                    12974.93
  1993/06/30      12720.19                    13106.34
  1993/07/31      12787.91                    13159.28
  1993/08/31      12803.63                    13185.08
  1993/09/30      12802.46                    13193.95
  1993/10/31      12850.63                    13223.78
  1993/11/30      12777.48                    13204.97
  1993/12/31      12881.92                    13305.21
  1994/01/31      13025.29                    13419.96
  1994/02/28      12915.69                    13355.73
  1994/03/31      12612.69                    13017.39
  1994/04/30      12498.55                    12939.72
  1994/05/31      12515.63                    12982.45
  1994/06/30      12488.13                    12956.12
  1994/07/31      12740.52                    13195.56
  1994/08/31      12772.21                    13209.27
  1994/09/30      12606.72                    13051.52
  1994/10/31      12600.46                    13037.54
  1994/11/30      12555.14                    12991.59
  1994/12/31      12687.28                    13129.45
  1995/01/31      12956.44                    13409.48
  1995/02/28      13294.80                    13767.17
  1995/03/31      13343.77                    13823.60
  1995/04/30      13529.95                    14014.94
  1995/05/31      13956.47                    14450.57
  1995/06/30      14035.85                    14544.36
  1995/07/31      14075.42                    14583.05
  1995/08/31      14212.67                    14713.39
  1995/09/30      14349.40                    14854.48
  1995/10/31      14471.77                    14981.05
  1995/11/30      14622.51                    15157.35
  1995/12/31      14801.04                    15350.03
  1996/01/31      14909.36                    15467.20
  1996/02/29      14785.22                    15359.97
  1996/03/31      14747.77                    15325.31
  1996/04/30      14706.99                    15254.90
  1996/05/31      14649.50                    15229.64
  1996/06/30      14818.39                    15420.44
  1996/07/31      14870.63                    15482.52
  1996/08/31      14876.07                    15489.77
  1996/09/30      15110.47                    15742.93
  1996/10/31      15394.25                    16057.08
  1996/11/30      15619.54                    16283.89
  1996/12/31      15537.40                    16207.04
  1997/01/31      15639.71                    16351.35
  1997/02/28      15676.01                    16378.22
  1997/03/31      15516.41                    16240.36
  1997/04/30      15767.56                    16485.45
  1997/05/31      15923.99                    16646.96
  1997/06/30      16110.62                    16842.06
  1997/07/31      16395.44                    17138.75
  1997/08/31      16374.64                    17111.81
IMATRL PRASUN   SHR__CHT 19970831 19970909 114904 R00000000000009





$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Ginnie Mae Fund on December 31, 1990, shortly after the fund started. As the chart shows, by August 31, 1997, the value of the investment would have grown to $16,373 - a 63.73% increase on the initial investment which includes the effect of the $5 account closeout fee. For comparison, look at how the Salomon Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,112 - a 71.12% increase.
UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
             YEARS ENDED AUGUST 31,

      1997   1996                     1995   1994   1993

DIVIDEND RETURN               7.21%    6.58%    7.85%    5.24%    6.51%

CAPITAL APPRECIATION RETURN    2.85%   -1.92%    3.42%   -5.50%   1.08%

TOTAL RETURN                  10.06%   4.66%    11.27%   -0.26%   7.59%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD
PERIODS ENDED AUGUST 31, 1997    PAST 1        PAST 6         PAST 1
                                 MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE              5.71(CENTS)   34.63(CENTS)   67.83(CENTS)

ANNUALIZED DIVIDEND RATE         6.68%         6.89%          6.80%

30-DAY ANNUALIZED YIELD          6.93%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.06 over the past one month, $9.97 over the past six months and $9.97 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reduced certain fund expenses during the periods shown, the 30-day yield would have been 6.68%.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The bond market's chief antagonist
- rising inflation - remained in
check throughout most of the 12
months that ended August 31,
1997, translating into a generally
favorable investing climate. The
Lehman Brothers Aggregate Bond
Index - a broad measure of the
U.S. taxable bond market -
returned 10.00% over the period.
Through the first half of the period,
bonds suffered from the perception
of an overheating economy and, in
turn, that inflation would rear its ugly head. In February, Federal Reserve
Board Chairman Alan Greenspan
hinted that the Fed was inclined to
raise the rate banks charge each
other for overnight loans - known
as the fed funds target rate - to
curb any potential inflation upticks.
The Fed acted in March, raising the
fed funds rate by 0.25% to 5.50% in
a move largely anticipated by
investors. From April through July,
weakening economic and inflation
indicators - coupled with the
Fed's shift to a more beneficial
stance signaling no intention to
raise short-term rates further -
helped spark an across-the-board
rally. Some of these gains were lost
in August, as inflation fears cropped
up again due to
stronger-than-expected
employment reports. Relative
interest-rate stability provided a
positive backdrop for
mortgage-backed securities, as the
Salomon Brothers Mortgage Index
returned 10.38% over the
12-month period. Sustained
economic growth and demand for
higher yields aided corporate
bonds, as the Lehman Brothers
Corporate Bond Index returned
11.24% over the same period.
An interview with Curt Hollingsworth, Portfolio Manager of Spartan
Ginnie Mae Fund
Q. HOW DID THE FUND PERFORM, CURT?
A. It's been a relatively good period for the Ginnie Mae market and the fund's performance reflects that. For the 12 months that ended August 31, 1997, the fund had a total return of 10.06%, compared to the 9.73% return of the GNMA funds average tracked by Lipper Analytical Services over the same period. The Salomon Brothers GNMA Index returned 10.47% over the past 12 months.
Q. WHAT IS MEANT BY TOTAL RETURN?
A. Total return is simply the "total" amount of return to the fund's shareholders, and reflects a sum of income and changes in share price. Interest income is the main source of return for a bond fund over the long term. However, over the shorter term, changes in a bond fund's share price can play a significant role. Fortunately, total return is easy to explain using a "dollars in, dollars out" example. If someone invested $100 in this fund a year ago and reinvested the dividends and capital gains, the investment would have been worth $110.06 as of August 31, 1997. That is what is meant by a total return of 10.06%.
Q. WHAT WAS YOUR STRATEGY DURING THE PAST SIX MONTHS?
A. I kept the fund's duration - or interest-rate sensitivity - neutral. By that I mean I didn't structure the fund to benefit from interest rates moving higher or lower. That strategy is a constant for me because I believe that it is extremely difficult to predict the direction of interest rates with any regular success over an extended time period. On the other hand, I have made some modifications to the fund's investments over the past six months.
Q. WHAT CHANGES DID YOU MAKE TO THE WAY THE FUND WAS ALLOCATED AMONG VARIOUS TYPES OF MORTGAGE SECURITIES?
A. I increased the fund's stake in Ginnie Mae Securities. My reasons for doing this were two-fold. For one, I felt that Ginnie Maes generally were more attractive - on an expected total return basis - than other mortgage securities, such as those issued by the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The second reason was that I wanted to align the fund more closely with its benchmark, which is comprised solely of Ginnie Mae securities.
Q. DID YOU CHANGE THE WAY THE FUND'S INVESTMENTS WERE ALLOCATED AMONG VARIOUS COUPONS DURING THE PAST SIX MONTHS?
A. Yes, I did. By the end of the period, the fund's investments were spread more evenly over the various coupons - which is the rate of interest a bond pays - available in the marketplace. That is in contrast to the beginning of the period, when the fund was concentrated in discount mortgages, or those with coupons well below current mortgage rates. By spreading the fund's investments more evenly across various coupons, I have attempted to position the fund to perform well whether interest rates rise, fall or remain stable.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The past six months were quite good for Ginnie Mae securities, so I can't really single out a specific holding as a disappointment or a detractor from the fund's performance. However, Ginnie Mae securities were priced extremely efficiently, more efficiently than they had been in previous years, which has made it more difficult to find attractively priced bonds. For example, there have been times when a particular coupon has become very cheap compared to another. But that wasn't the case over the past six months. Looking back, it was disappointing that there weren't more opportunities to exploit anomalies that can pop up due to inefficient pricing of Ginnie Mae securities.
Q. WHAT'S YOUR OUTLOOK?
A. Right now there are no sectors in the mortgage market that appear to be unusually cheap or expensive, mainly because the past year was characterized by relatively low volatility in the bond markets in general. Increased volatility could create more opportunities to find securities that are cheap relative to other mortgages. But it may be that we're in for a continued stretch of low volatility.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

CURT HOLLINGSWORTH ON
CHOOSING INVESTMENTS
GIVEN VARIOUS INTEREST-RATE
SCENARIOS:
"The direction of interest rates is
the primary factor that determines
the performance of Ginnie Mae
securities. Many investors try to
pick securities that will do well
based on where they feel interest
rates are headed. In contrast, I
try to identify those securities I
believe will offer the best total
return potential whether rates
climb, drop or stay constant.
Because I tend to have a value
orientation, I choose securities
that I find to be cheap relative to
other mortgages with the idea that
they will appreciate when the
market starts to favor them."
FUND FACTS
GOAL: to provide high current
income by investing mainly
in mortgage securities issued
by the Government National
Mortgage Association
(Ginnie Mae)
FUND NUMBER: 461
TRADING SYMBOL: SGNMX
START DATE: December 27, 1990
SIZE: as of August 31, 1997,
more than $533 million
MANAGER: Curt Hollingsworth,
since February 1997; manager,
various Fidelity and Spartan
mortgage and government
funds; joined Fidelity in 1983
(checkmark)
INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF AUGUST 31, 1997
           % OF FUND'S    % OF FUND'S INVESTMENTS
           INVESTMENTS    6 MONTHS AGO

 6 -        11.1           13.3
 6.99%

 7 -        34.9           37.5
 7.99%

 8 -        29.6           28.4
 8.99%

 9 -        7.3            11.1
 9.99%

10 -        2.4            3.1
10.99%

11% AND     1.8            2.0
OVER

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.
AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1997
               6 MONTHS AGO

YEARS    5.6    6.7

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1997
               6 MONTHS AGO

YEARS    3.8    4.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF AUGUST 31, 1997 AS OF FEBRUARY 28, 1997
ROW: 1, COL: 1, VALUE: 12.9
ROW: 1, COL: 2, VALUE: NIL
ROW: 1, COL: 3, VALUE: 43.1
ROW: 1, COL: 4, VALUE: 44.0
ROW: 1, COL: 1, VALUE: 4.8
ROW: 1, COL: 2, VALUE: NIL
ROW: 1, COL: 3, VALUE: 47.2
ROW: 1, COL: 4, VALUE: 48.0
MORTGAGE-BACKED
SECURITIES * 87.1%
SHORT-TERM
INVESTMENTS 12.9%
GNMA SECURITIES 79.1%
MORTGAGE-BACKED
SECURITIES ** 95.4%
SHORT-TERM
INVESTMENTS 4.6%
GNMA SECURITIES 84.4%
*
**
INVESTMENTS AUGUST 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 87.1%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.9%
6 1/2%, 7/1/22 to 9/1/24 $ 8,509,435 $ 8,252,313
8 1/2%, 10/1/18 to 2/1/19  20,668  21,799
9%, 7/1/08 to 7/1/21  3,867,308  4,094,706
9 3/4%, 12/1/08 to 4/1/13  299,884  319,506
10%, 1/1/09 to 11/1/20  4,667,317  5,092,905
10 1/4%, 8/1/10 to 11/1/16  772,214  837,415
10 1/2%, 1/1/16 to 12/1/20  2,900,079  3,212,816
11 1/4%, 9/1/13  66,896  74,451
12%, 5/1/10 to 2/1/17  455,822  522,367
12 1/2%, 11/1/12 to 5/1/15  844,389  980,821
13%, 11/1/12 to 11/1/14  234,480  275,929
13 1/2%, 1/1/13 to 12/1/14  94,527  112,767
       23,797,795
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.1%
6 1/2%, 1/1/24 to 2/1/26  23,920,482  23,099,206
7%, 8/1/27 (b)  130,000  128,416
12 1/4%, 6/1/15  7,729  8,725
12 1/2%, 11/1/13 to 5/1/21  1,015,818  1,174,567
13 1/4%, 9/1/11  396,700  467,880
       24,878,794
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 79.1%
6%, 9/15/08 to 12/15/10  24,395,790  23,856,092
6 1/2%, 11/15/23 to 11/15/25  4,730,894  4,580,924
6 1/2%, 9/15/27 (b)  9,000,000  8,682,188
7%, 12/15/07 to 12/15/26  47,351,797  47,026,600
7%, 9/15/27 (b)  41,400,000  40,908,375
7 1/2%, 2/15/07 to 9/15/27  124,850,200  126,116,163
8%, 1/15/02 to 7/15/27  122,458,959  126,239,446
8 1/2%, 7/15/06 to 5/15/26   33,773,726  35,754,634
8 1/2%, 9/15/27 (a)(b)  4,200,000  4,385,063
8 1/2%, 9/15/27 (b)  15,000,000  15,660,938
9%, 1/15/05 to 12/15/25  10,826,617  11,523,762
9%, 9/15/27 (a)(b)  8,100,000  8,596,125
9 1/2%, 3/15/01 to 1/15/23  18,476,385  19,978,984
10%, 2/15/25   1,526,009  1,697,105
10 1/2%, 9/15/00 to 10/15/18  3,469,359  3,881,160
11%, 1/15/10 to 2/15/25  3,244,987  3,690,295
11 1/2%, 10/15/10 to 12/15/15  2,228,561  2,555,737
12%, 12/15/12 to 5/15/14  408,862  476,609
12 1/2%, 9/15/14  49,200  58,334
13%, 9/15/13 to 1/15/15  333,957  397,651
       486,066,185
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $523,748,728)   534,742,774
CASH EQUIVALENTS - 12.9%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
(U.S. Treasury Obligations) in a joint
trading account at 5.33%, dated
8/29/97 due 9/2/97  $ 79,436,016 $ 79,389,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $603,137,728)  $ 614,131,774
LEGEND
1. Security sold on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements).
2. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At August 31, 1997, the aggregate cost of investment securities for income tax purposes was $609,009,790. Net unrealized appreciation aggregated $5,121,984, of which $7,078,740 related to appreciated investment securities and $1,956,756 related to depreciated investment securities.
At August 31, 1997, the fund had a capital loss carryforward of approximately $14,424,000 of which $13,690,000 and $734,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                       $ 614,131,774
AGREEMENTS OF $79,389,000) (COST $603,137,728) -
SEE ACCOMPANYING SCHEDULE

COMMITMENT TO SELL SECURITIES ON A DELAYED DELIVERY BASIS     $ (12,981,188)

RECEIVABLE FOR SECURITIES SOLD ON A DELAYED DELIVERY BASIS     12,971,672       (9,516)

RECEIVABLE FOR INVESTMENTS SOLD, REGULAR DELIVERY                               291,994

CASH                                                                            1,446,641

INTEREST RECEIVABLE                                                             3,177,700

 TOTAL ASSETS                                                                   619,038,593

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                              6,061,639
REGULAR DELIVERY

 DELAYED DELIVERY                                              78,668,244

DISTRIBUTIONS PAYABLE                                          579,765

ACCRUED MANAGEMENT FEE                                         168,140

OTHER PAYABLES AND ACCRUED EXPENSES                            5,538

 TOTAL LIABILITIES                                                              85,483,326

NET ASSETS                                                                     $ 533,555,267

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                $ 545,875,534

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                                (2,245,026)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                              (21,059,771)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                       10,984,530

NET ASSETS, FOR 53,055,251 SHARES OUTSTANDING                                  $ 533,555,267

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                        $10.06
SHARE ($533,555,267 (DIVIDED BY) 53,055,251 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1997

INVESTMENT INCOME                                                        $ 34,232,979
INTEREST

EXPENSES

MANAGEMENT FEE                                             $ 2,994,363

NON-INTERESTED TRUSTEES' COMPENSATION                       8,341

 TOTAL EXPENSES BEFORE REDUCTIONS                           3,002,704

 EXPENSE REDUCTIONS                                         (666,337)     2,336,367

NET INVESTMENT INCOME                                                     31,896,612

REALIZED AND UNREALIZED GAIN (LOSS)                                       2,400,527
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      9,974,224

 DELAYED DELIVERY COMMITMENTS                               (9,516)       9,964,708

NET GAIN (LOSS)                                                           12,365,235

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 44,261,847
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED       YEAR ENDED
                                                            AUGUST 31,       AUGUST 31,
                                                            1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                  $ 31,896,612     $ 29,542,013
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                    2,400,527        2,511,311

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)        9,964,708        (12,599,928)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             44,261,847       19,453,396
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME     (31,450,669)     (28,367,652)

SHARE TRANSACTIONS                                           189,902,217      118,277,319
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                               24,444,132       21,612,101

 COST OF SHARES REDEEMED                                     (128,152,011)    (116,062,214)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING             86,194,338       23,827,206
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                    99,005,516       14,912,950

NET ASSETS

 BEGINNING OF PERIOD                                         434,549,751      419,636,801

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS OF        $ 533,555,267    $ 434,549,751
NET INVESTMENT INCOME OF $2,245,026 AND
$1,669,986, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                        19,021,848       11,835,639

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                     2,447,823        2,168,538

 REDEEMED                                                    (12,858,397)     (11,645,992)

 NET INCREASE (DECREASE)                                     8,611,274        2,358,185


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED AUGUST 31,

                                   1997                     1996        1995        1994 D      1993

SELECTED PER-SHARE DATA

NET ASSET VALUE,                   $ 9.780                  $ 9.970     $ 9.640     $ 10.270    $ 10.400
BEGINNING OF PERIOD

INCOME FROM INVESTMENT              .687 C                   .639        .690        .332        .800
OPERATIONS
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED        .271                     (.181)      .347        (.359)      (.050)
 GAIN (LOSS)

 TOTAL FROM                         .958                     .458        1.037       (.027)      .750
 INVESTMENT OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME         (.678)                   (.648)      (.707)      (.533)      (.640)

 FROM NET REALIZED GAIN             -                        -           -           -           (.240)

 IN EXCESS OF NET REALIZED GAIN     -                        -           -           (.070)      -

 TOTAL DISTRIBUTIONS                (.678)                   (.648)      (.707)      (.603)      (.880)

NET ASSET VALUE, END OF PERIOD     $ 10.060                 $ 9.780     $ 9.970     $ 9.640     $ 10.270

TOTAL RETURN A, B                   10.07%                   4.67%       11.28%      (.25)%      7.61%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 533,555                $ 434,550   $ 419,637   $ 401,018   $ 683,904
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE        .51% E                   .63% E      .65%        .65%        .41% E
NET ASSETS

RATIO OF EXPENSES TO AVERAGE        .51%                     .62% F      .65%        .65%        .41%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME      6.91%                    6.77%       7.30%       7.36%       7.63%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE             104%                     115%        229%        285%        241%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Ginnie Mae Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INVESTMENT INCOME. Interest income is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of long-term U.S. government and government agency obligations aggregated $579,857,197 and $482,134,900, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $6,094 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a lender. The maximum loan and the average daily loan balance during the period for which loans were outstanding amounted to $15,455,000 and $8,912,333 respectively. The weighted average interest rate was 5.62%. Interest earned from the interfund lending program amounted to $8,355 and is included in interest income on the Statement of Operations.
6. EXPENSE REDUCTIONS.
Effective March 1, 1997, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of the fund's average net assets. For the period, the reimbursement reduced expenses by $654,745.
In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $11,592 under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Ginnie Mae Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Spartan Ginnie Mae Fund, including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Ginnie Mae Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 3, 1997
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
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Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Curt Hollingsworth, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Mortgage Securities
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity
 Government
Spartan Short-Intermediate
Government
Spartan Short-Term Bond
Target Timeline(trademark) 1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
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ARIZONA
MUNICIPAL INCOME
FUND


ANNUAL REPORT
AUGUST 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF THE MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     16   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    20   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    23   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            24

PROXY VOTING RESULTS     25

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The short-term volatility that hit the stock and bond markets in the spring re-emerged in August, and many equity and fixed-income securities retreated from their 1997 highs. Still, the Standard & Poor's 500 Index was up roughly 23% year-to-date through August 31, more than twice its historical annual average. The bond markets have posted moderate returns through the first eight months of the year, primarily influenced by positive news on the inflation front.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses the life of fund total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997                PAST 1   LIFE OF
                                             YEAR     FUND

SPARTAN ARIZONA MUNICIPAL INCOME             8.16%    26.57%

LEHMAN BROTHERS ARIZONA ENHANCED             8.66%    N/A
 MUNICIPAL BOND INDEX

ARIZONA MUNICIPAL DEBT FUNDS AVERAGE         8.61%    N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Arizona Enhanced Municipal Bond Index - a total return performance benchmark for Arizona investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the Arizona municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 34 mutual funds. These benchmarks will include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997                PAST 1   LIFE OF
                                             YEAR     FUND

SPARTAN ARIZONA MUNICIPAL INCOME             8.16%    8.48%

LEHMAN BROTHERS ARIZONA ENHANCED             8.66%    N/A
 MUNICIPAL BOND INDEX

ARIZONA MUNICIPAL DEBT FUNDS AVERAGE         8.61%    N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970831 19970909 145424 S00000000000001
             Spartan AZ: Muni Income     LB Municipal Bond
             00434                       LB015
  1994/10/31      10000.00                    10000.00
  1994/11/30       9820.11                     9819.20
  1994/12/31      10064.35                    10035.32
  1995/01/31      10414.23                    10322.13
  1995/02/28      10773.06                    10622.30
  1995/03/31      10866.46                    10744.35
  1995/04/30      10885.64                    10757.03
  1995/05/31      11219.72                    11100.28
  1995/06/30      11111.21                    11003.71
  1995/07/31      11215.14                    11108.03
  1995/08/31      11372.18                    11248.88
  1995/09/30      11463.33                    11320.08
  1995/10/31      11631.80                    11484.67
  1995/11/30      11820.94                    11675.21
  1995/12/31      11925.02                    11787.40
  1996/01/31      12041.15                    11876.40
  1996/02/29      11942.15                    11796.23
  1996/03/31      11779.23                    11645.48
  1996/04/30      11735.76                    11612.52
  1996/05/31      11716.16                    11607.88
  1996/06/30      11827.94                    11734.29
  1996/07/31      11918.94                    11841.07
  1996/08/31      11908.53                    11838.23
  1996/09/30      12056.07                    12003.96
  1996/10/31      12194.14                    12139.73
  1996/11/30      12400.73                    12361.88
  1996/12/31      12343.01                    12309.96
  1997/01/31      12367.61                    12333.23
  1997/02/28      12469.45                    12446.45
  1997/03/31      12294.99                    12280.54
  1997/04/30      12389.13                    12383.32
  1997/05/31      12544.70                    12569.57
  1997/06/30      12675.15                    12703.44
  1997/07/31      13009.98                    13055.32
  1997/08/29      12880.60                    12932.99
IMATRL PRASUN   SHR__CHT 19970831 19970909 145437 R00000000000037
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Arizona Municipal Income Fund on October 31, 1994, shortly after the fund started. As the chart shows, by August 31, 1997, the value of the investment would have grown to $12,881 - a 28.81% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $12,933 - a 29.33% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE
OPPOSITE DIRECTION OF INTEREST RATES.
IN TURN, THE SHARE PRICE, RETURN
AND YIELD OF A FUND THAT INVESTS
IN BONDS WILL VARY. THAT MEANS
IF YOU SELL YOUR SHARES DURING
A MARKET DOWNTURN, YOU MIGHT
LOSE MONEY. BUT IF YOU CAN
RIDE OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED AUGUST 31,          OCTOBER 11, 1994
                                      (COMMENCEMENT
                                      OF OPERATIONS) TO
                                      AUGUST 31,

      1997                     1996   1995

DIVIDEND RETURN               4.80%   4.92%    5.34%

CAPITAL APPRECIATION RETURN   3.36%   -0.20%    6.40%

TOTAL RETURN                  8.16%   4.72%    11.74%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1997            PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      4.17(CENTS)   24.59(CENTS)   48.38(CENTS)

ANNUALIZED DIVIDEND RATE                 4.56%         4.59%          4.56%

30-DAY ANNUALIZED YIELD                  4.36%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   7.19%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.77 over the past one month, $10.63 over the past six months and $10.61 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 39.33% combined effective 1997 federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Amid a backdrop of shifting investor
sentiment and changing
supply/demand conditions, municipal
bonds underperformed their taxable
counterparts for the 12 months
ended August 31, 1997. The Lehman
Brothers Municipal Bond Index - a
broad measure of the overall municipal
bond market - compiled a total
return of 9.25%. In comparison, the
Lehman Brothers Aggregate Bond
Index, a broad measure of the
performance of the U.S. taxable bond
market, returned 10.00%. The first
half of the period was characterized
by favorable supply/demand
balances within the muni market as
overall supply was somewhat low and
demand remained very high. The
second half of the period bore witness
to a large amount of new issuance,
however, and while demand remained
high, it took investors time to digest all the new bonds. From December on, investor concerns also centered around the fast-growing U.S. economy and the potential actions of the Federal Reserve Board. The Fed raised short-term interest rates by
0.25% in late March, and while many
investors had anticipated this rate hike, bond markets still reacted negatively.
But March showers brought April
flowers to the muni bond market.
Investor demand increased
considerably in late April, and more
favorable economic news calmed the
market's frayed nerves. From April
through the end of the period, signs
of an economic slowdown,
weakened inflationary pressures and
the Fed's "no action" announcements
concerning further rate hikes resulted
in a positive overall atmosphere.
An interview with Jonathan Short, Portfolio Manager of Spartan Arizona Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the 12-month period that ended August 31, 1997, the fund had a total return of 8.16%. To get a sense of how the fund did relative to its competitors, the Arizona municipal debt funds average returned 8.61% for the same 12-month period, as tracked by Lipper Analytical Services. For another comparison, the Lehman Brothers Arizona Enhanced Municipal Bond Index returned 8.66% for the 12-month period that ended August 31, 1997.
Q. WHY DID THE FUND LAG ITS PEERS AND THE BENCHMARK?
A. The fund's lag can be attributed primarily to its relatively heavy emphasis on bonds with maturities of between five and 20 years. During the past six months, bonds with longer-term maturities generally performed better than intermediate-maturity bonds. I emphasized bonds with maturities of between five and 20 years that because the yield curve - which is a graphic representation of the yield of bonds by ascending maturity dates - was flat. By that I mean that up to about a 20-year maturity, an investor would be paid an appropriate amount of additional income for each additional year of maturity. It is this additional income that compensates the investor for the additional risk taken on by investing in the longer-maturity part of the market. But for bonds with maturities of 20 years or longer, the extra income for each successive year to maturity was not, in my opinion, attractive enough for the level of risk inherent in these bonds. I kept the fund's duration - which measures its sensitivity to changing interest rates - neutral to its benchmark index. I do that to avoid becoming too bullish or bearish at the wrong time. Another factor that detracted from the fund's performance was outflows from the fund causing me to sell some holdings at less than optimal prices.
Q. WHAT WERE THE KEYS TO YOUR STRATEGY?
A. I pursued a couple of additional strategies. For one, I continued to emphasize non-callable bonds, which performed very well during the period. Non-callable bonds can't be redeemed by their issuer before maturity. Issuers are often prompted to refinance their older, more expensive debt if current rates are lower than they're paying on existing bonds. Having bonds with good call protection provided the fund with the advantage of holding relatively high-yielding securities even when bond yields were falling. Furthermore, the prices of many of the fund's non-callable holdings rose during the past six months as investors increasingly sought out bonds with call protection.
Q. AND THE OTHER STRATEGY?
A. During the period, I continued to emphasize high-quality bonds with credit ratings of Aaa, Aa, and A as judged by Moody's Investors Service. The reason for heavily emphasizing Aaa- and Aa-rated bonds was that in general, I didn't feel that Baa-rated bonds - which are the lowest-rated and highest-yielding of the investment-grade bond categories - offered enough reward in order to compensate for their additional credit risk. But there were times when attractive Baa-rated issues opportunities presented themselves.
Q. WHAT FACTORS DO YOU THINK WILL SHAPE THE MUNICIPAL MARKET OVER THE NEXT SIX MONTHS?
A. It's quite likely that the bond markets - municipal and taxable alike - will stay very focused on economic reports. As we've seen over the past year, the markets have been quite reactive to news about the economy's strength, pushing bond prices up when economic growth appeared moderate and sending them lower when growth appeared strong. I expect we'll see similar reactions from the bond market until economic growth trends become more defined and sustainable. As far as the municipal market goes, there are some technical factors that I view as positives. The supply of municipals has dwindled over the past years. Although lower interest rates have prompted some municipal issuers to issue new debt. While that has caused an increase in the supply of municipals available, it was easily absorbed by market. Furthermore, I view the increase in supply as temporary.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

CURT HOLLINGSWORTH ON
CHOOSING INVESTMENTS
GIVEN VARIOUS INTEREST-RATE
SCENARIOS:
"The direction of interest rates is
the primary factor that determines
the performance of Ginnie Mae
securities. Many investors try to
pick securities that will do well
based on where they feel interest
rates are headed. In contrast, I
try to identify those securities I
believe will offer the best total
return potential whether rates
climb, drop or stay constant.
Because I tend to have a value
orientation, I choose securities
that I find to be cheap relative to
other mortgages with the idea that
they will appreciate when the
market starts to favor them."
FUND FACTS
GOAL: to provide high current
income by investing mainly
in mortgage securities issued
by the Government National
Mortgage Association
(Ginnie Mae)
FUND NUMBER: 461
TRADING SYMBOL: SGNMX
START DATE: December 27, 1990
SIZE: as of August 31, 1997,
more than $533 million
MANAGER: Curt Hollingsworth,
since February 1997; manager,
various Fidelity and Spartan
mortgage and government
funds; joined Fidelity in 1983
(checkmark)
INVESTMENT CHANGES


TOP FIVE SECTORS AS OF AUGUST 31, 1997
                       % OF FUND'S    % OF FUND'S INVESTMENTS
                       INVESTMENTS    IN THESE SECTORS
                                      6 MONTHS AGO

GENERAL OBLIGATION     32.6           32.7

SPECIAL TAX            19.0           16.4

ELECTRIC REVENUE       9.9            12.8

EDUCATION              8.3            11.1

ESCROWED/PREREFUNDED   7.5            6.1

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1997
               6 MONTHS AGO

YEARS   10.8   10.0

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1997
              6 MONTHS AGO

YEARS   6.4   6.5

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1997 AS OF FEBRUARY 28, 1997
AAA 55.9%
AA, A 35.5%
BAA 5.5%
NON-RATED 1.6%
SHORT-TERM
INVESTMENTS 1.5%
AAA 55.3%
AA, A 35.1%
BAA 3.2%
NON-RATED 1.2%
SHORT-TERM
INVESTMENTS 5.2%
ROW: 1, COL: 1, VALUE: 1.5
ROW: 1, COL: 2, VALUE: 1.6
ROW: 1, COL: 3, VALUE: 5.5
ROW: 1, COL: 4, VALUE: 35.5
ROW: 1, COL: 5, VALUE: 55.9
ROW: 1, COL: 1, VALUE: 5.2
ROW: 1, COL: 2, VALUE: 1.2
ROW: 1, COL: 3, VALUE: 3.2
ROW: 1, COL: 4, VALUE: 35.1
ROW: 1, COL: 5, VALUE: 55.3
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS AUGUST 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 98.5%
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
ARIZONA - 95.7%
Arizona Health Facs. Auth. Hosp. Sys. Rev. Rfdg.
(St. Lukes Health Sys) 7.25% 11/1/14
(Pre-Refunded to 11/1/03 @ 102) (d)  Aaa $ 385,000 $ 437,938
Arizona Trans. Board Excise Tax Rev.:
(Maricopa Regional Area):
Rfdg.:
 Series A:
  6% 7/1/03 (AMBAC Insured)  Aaa  700,000  754,250
   6.50% 7/1/04 (AMBAC Insured)  Aaa  100,000  111,125
  Series B, 6% 7/1/05 (AMBAC Insured)  Aaa  150,000  162,938
 Series A:
 5.75% 7/1/04 (AMBAC Insured)  Aaa  440,000  469,700
  5.75% 7/1/05 (AMBAC Insured)  Aaa  400,000  428,000
Arizona Trans. Board Hwy. Rev. Rfdg.
Sub-Series A, 6% 7/1/00  Aa  250,000  261,563
Arizona State Univ. Research Park Dev. Rev. Rfdg.
5% 7/1/21, (MBIA Insured)  Aaa  100,000  94,625
Arizona State Univ. Rev.:
Rfdg. 6% 7/1/06  A1  1,000,000  1,095,000
 7% 7/1/15 (Pre-Refunded to
 7/1/02 @ 101) (d)  Aaa  500,000  561,250
Central Arizona Wtr. Conservation Dist.
Contract Rev. Rfdg. (Central Arizona Proj.):
 Series A, 5.50% 11/1/10  A1  375,000  389,531
  Series B, 6.30% 11/1/02 (MBIA Insured)  Aaa  200,000  215,750
Chandler Gen. Oblig.:
6.50% 7/1/10 (MBIA Insured)  Aaa  200,000  228,000
 6.50% 7/1/11 (MBIA Insured)  Aaa  225,000  255,656
Cochise County Ind. Dev. Auth. Hosp. Rev. Rfdg.
(Sierra Vista Commty. Hosp. Proj.) Series A,
6.75% 12/1/26  -  300,000  312,750
Cochise County Union School Dist. # 68 Sierra
Vista) Series B, 9% 7/1/02 (FGIC Insured) (e)  Aaa  200,000  240,000
Flagstaff Gen. Oblig. 4.50% 7/1/13
(FGIC Insured)  Aaa  200,000  185,500
Glendale Ind. Dev. Auth. Edl. Facs. Rev. Rfdg.
(American Graduate School International)
6.55% 7/1/06 (Connie Lee Insured)
(Pre-Refunded to 7/1/05 @ 101) (d)  Aaa  150,000  170,625
Greenlee County Ind. Dev. Auth. Poll.
Cont. Rev. Rfdg. (Phelps Dodge Corp. Proj.)
5.45% 6/1/09  A2  400,000  407,500
Maricopa County Ctfs. of Prtn. 5.625% 6/1/00  Baa1  450,000  460,125
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Maricopa County Hosp. Rev. Rfdg.
(Sun Health Corp.) 6.125% 4/1/18  Baa1 $ 300,000 $ 308,250
Maricopa County School Dist. Rfdg.:
#1 Phoenix Elementary (Cap. Appreciation)
 Second Series, 0% 7/1/05 (MBIA Insured)  Aaa  500,000  345,625
 #3 Tempe Elementary 0% 7/1/08
 (AMBAC Insured)  Aaa  500,000  291,875
 #4 Mesa Univ. 5.25% 7/1/04
 (FSA Insured)  Aaa  300,000  312,375
 #14 Creighton 6.50% 7/1/04
 (FGIC Insured) (b)  Aaa  200,000  222,250
Maricopa County Unified School Dist. #80
(Chandler) 6.60% 7/1/06 (FGIC Insured)  Aaa  400,000  456,500
Mesa Gen. Oblig. 5.70% 7/1/03
(FGIC Insured)  Aaa  250,000  265,625
Mohave County Ind. Dev. Auth. Ind. Dev. Rev.
(North Star Steel Co. Proj.) Series B,
5.50% 12/1/20  AA-  250,000  250,313
Navajo County Poll. Cont. Corp. Rev. Rfdg.
(Pub. Svc. Co.) Series A, 5.875% 8/15/28  Baa1  200,000  203,000
Peoria Gen. Oblig. (1990 & 1994 Proj.)
Series A:
 5% 7/1/14 (AMBAC Insured)  Aaa  365,000  353,138
  5% 7/1/15 (AMBAC Insured)  Aaa  390,000  374,888
Phoenix Arpt. Rev. Rfdg. Series D,
6.40% 7/1/12 (MBIA Insured) (b)  Aaa  810,000  879,863
Phoenix Civic Impt. Corp. Wtr. Sys. Rev.
(Jr. Lien) 5.45% 7/1/19  Aa  500,000  494,375
Phoenix Gen. Oblig. Rfdg. Series A:
7.50% 7/1/08  Aa1  100,000  123,375
 5% 7/1/19  Aa1  250,000  238,125
Phoenix  Str. & Hwy. User Rev. Rfdg.
(Jr. Lien) 6.25% 7/1/11 (MBIA Insured)  Aaa  250,000  268,125
Pima County Ind. Dev. Auth. Rev. Rfdg.
(Healthpartners) Series A, 5.625% 4/1/14
(MBIA Insured)  Aaa  200,000  204,500
Pima County Unified School Dist.:
#1 Tucson Rfdg. 7.50% 7/1/10
 (FGIC Insured)  Aaa  250,000  310,000
 #10 Amphitheater Rfdg. (Cap Appreciation)
 0% 7/1/00 (FGIC Insured)  Aaa  300,000  265,125
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
ARIZONA - CONTINUED
Salt River Proj. Agric. Impt. & Pwr. Dist. Elec.
Sys. Rev.
 Rfdg.:
   Series A, 5.75% 1/1/07  Aa $ 300,000 $ 323,250
   Series B, 6.50% 1/1/04  Aa  400,000  443,000
   Series C, 5% 1/1/13  Aa  150,000  145,313
  Series C, 6.25% 1/1/19  Aa  500,000  525,000
Scottsdale Rfdg.:
Series C, 6.375% 7/1/01  Aa1  250,000  268,125
 5.50% 7/1/09  Aa1  100,000  105,125
Scottsdale Str. & Hwy. User Rev. Rfdg.
5.50% 7/1/07  A1  800,000  847,000
Tempe Unified High School Dist. #213 :
Rfdg. & Impt.:
 7% 7/1/08 (FGIC Insured)  Aaa  310,000  366,188   Series B, 7% 7/1/03
(FGIC Insured)  Aaa  400,000  451,000
 Series C, 4% 7/1/12 (MBIA Insured)  Aaa  200,000  176,500
Tucson Ltd. Tax Rfdg.:
7.50% 7/1/01  Aa3  300,000  332,625
 6.75% 7/1/03 (FGIC Insured)  Aaa  200,000  223,750
Tucson Str. & Hwy. User Rev. Series A,
6% 7/1/10 (MBIA Insured)  Aaa  400,000  436,500
Univ. of Arizona Rev. Rfdg. (Univ. Rev. Sys.)
6.375% 6/1/05  A1  400,000  437,000
Yuma County Hosp. Dist. #1,
6.35% 11/15/07 (Escrowed to Maturity) (d)  A  265,000  293,484
  18,783,013
PUERTO RICO - 2.8%
Puerto Rico Commonwealth Hwy. & Trans. Auth.
Hwy. Rev.:
 Series W, 5.50% 7/1/17  Baa1  100,000  99,375
  Series Y, 6.25% 7/1/08 (MBIA Insured)  Aaa  400,000  446,000
  545,375
TOTAL MUNICIPAL BONDS
(Cost $18,647,541)   19,328,388
MUNICIPAL NOTES - 1.5% (A)
 MOODY'S RATINGS (C) PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (NOTE 1)
ARIZONA - 1.5%
Coconino County Poll. Cont. Corp. Rev. (Arizona
Pub. Svc. Co. Navajo Proj.) Series A, 3.85%,
LOC Bank of America Nat'l. Trust &
Savings, VRDN (b)  P-1 $ 200,000 $ 200,000
Maricopa Poll. Cont. Rev. (Arizona Pub.
Svcs.) Series 1994-B, 3.70%, LOC Morgan
Guaranty Trust Co., VRDN  P-1  100,000  100,000
TOTAL MUNICIPAL NOTES
(Cost $300,000)   300,000
TOTAL INVESTMENTS - 100%
(Cost $18,947,541)  $ 19,628,388
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
SOLD
4 Municipal Bond Contracts   Sept. 1997 $ 478,000 $ 6,456
THE FACE VALUE OF FUTURES SOLD AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.4%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
4. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
5. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
6. Security collateralized by an amount sufficient to pay interest and principal.
7. Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $18,000.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 89.3% AAA, AA, A 88.2%
Baa 5.5% BBB  5.0%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 1.6%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   32.6%
Special Tax    19.0
Electric Revenue   9.9
Education   8.3
Escrowed/Prerefunded   7.5
Transportation   7.3
Water & Sewer   5.6
Others (individually less than 5%)   9.8
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1997, the aggregate cost of investment securities for income tax purposes was $18,947,541. Net unrealized appreciation aggregated $680,847 of which $681,600 related to appreciated investment securities and $753 related to depreciated investment securities.
The fund hereby designates approximately $344 as a capital gain dividend for the purpose of the dividend paid deduction.
At August 31, 1997, the fund was required to defer approximately $17,364 of losses on futures contracts.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $18,947,541) -                 $ 19,628,388
SEE ACCOMPANYING SCHEDULE

INTEREST RECEIVABLE                                                      200,890

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                      1,556

 TOTAL ASSETS                                                            19,830,834

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                    $ 20,421

PAYABLE FOR FUND SHARES REDEEMED                              24,476

DISTRIBUTIONS PAYABLE                                         9,986

ACCRUED MANAGEMENT FEE                                        9,522

OTHER PAYABLES AND ACCRUED EXPENSES                           39

 TOTAL LIABILITIES                                                       64,444

NET ASSETS                                                              $ 19,766,390

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                         $ 19,096,427

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                    (17,340)
INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                687,303

NET ASSETS, FOR 1,840,322 SHARES OUTSTANDING                            $ 19,766,390

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                     $10.74
PER SHARE ($19,766,390 (DIVIDED BY) 1,840,322 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1997

INTEREST INCOME                                                        $ 1,117,529

EXPENSES

MANAGEMENT FEE                                             $ 120,658

NON-INTERESTED TRUSTEES' COMPENSATION                       132

 TOTAL EXPENSES BEFORE REDUCTIONS                           120,790

 EXPENSE REDUCTIONS                                         (3,361)     117,429

NET INTEREST INCOME                                                     1,000,100

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      49,367

 FUTURES CONTRACTS                                          (6,616)     42,751

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      643,266

 FUTURES CONTRACTS                                          9,724       652,990

NET GAIN (LOSS)                                                         695,741

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 1,695,841
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED     YEAR ENDED
                                                          AUGUST 31,     AUGUST 31,
                                                          1997           1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 1,000,100    $ 883,091
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  42,751         218,605

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      652,990        (415,271)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           1,695,841      686,425
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                              (1,002,153)    (883,091)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                    (139,099)      (227,134)

 TOTAL DISTRIBUTIONS                                       (1,141,252)    (1,110,225)

SHARE TRANSACTIONS                                         4,675,739      11,241,244
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             961,326        947,480

 COST OF SHARES REDEEMED                                   (6,814,492)    (4,827,267)

 REDEMPTION FEES                                           1,023          2,933

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (1,176,404)    7,364,390
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (621,815)      6,940,590

NET ASSETS

 BEGINNING OF PERIOD                                       20,388,205     13,447,615

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT    $ 19,766,390   $ 20,388,205
INCOME OF $0 AND $2,053, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                      441,693        1,053,176

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   90,544         89,057

 REDEEMED                                                  (640,912)      (457,132)

 NET INCREASE (DECREASE)                                   (108,675)      685,101


FINANCIAL HIGHLIGHTS
      YEARS ENDED         OCTOBER 11, 1994
      AUGUST 31,          (COMMENCEMENT
                          OF OPERATIONS) TO
                          AUGUST 31,

      1997   1996   1995


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 10.460   $ 10.640   $ 10.000

INCOME FROM INVESTMENT OPERATIONS                      .483       .514       .504
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .351       (.022)     .637

 TOTAL FROM INVESTMENT OPERATIONS                      .834       .492       1.141



LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                              (.484)     (.514)     (.504)

 FROM NET REALIZED GAIN                                (.070)     (.160)     -

 TOTAL DISTRIBUTIONS                                   (.554)     (.674)     (.504)

REDEMPTION FEES ADDED TO PAID IN CAPITAL               .000       .002       .003

NET ASSET VALUE, END OF PERIOD                        $ 10.740   $ 10.460   $ 10.640

TOTAL RETURN B, C                                      8.16%      4.72%      11.74%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 19,766   $ 20,388   $ 13,448

RATIO OF EXPENSES TO AVERAGE NET ASSETS                .55%       .30% D     .06% A,
                                                                            D

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER          .53% E     .30%       .06% A
EXPENSE REDUCTIONS

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS     4.55%      4.82%      5.54% A

PORTFOLIO TURNOVER RATE                                27%        32%        56% A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1997




7. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Arizona Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to futures.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
8. OPERATING POLICIES.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
9. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $5,722,088 and $6,298,911, respectively.
The market value of futures contracts opened and closed during the period amounted to $4,048,934 and $3,814,772 respectively.
10. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $105 for the period. Effective April 1, 1997, these transaction fees were eliminated.
11. EXPENSE REDUCTIONS.
FMR has entered into an arrangement on behalf of the fund with the fund's custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $3,361 under this arrangement.
12. SUBSEQUENT EVENT.
Effective April 1, 1997 the fund was closed to new investors pending a shareholder vote on a proposal to merge the fund into Fidelity Municipal Income Fund. At the October 6, 1997 shareholder meeting, the proposal did not receive the affirmative vote required to approve the merger. The fund will be reopened on October 23, 1997.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Arizona Municipal Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Spartan Arizona Municipal Income Fund, including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 11, 1994 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Arizona Municipal Income Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 11, 1994 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 6, 1997
DISTRIBUTIONS


During the fiscal year ended 1997, 100% of the fund's income dividends was free from federal income tax, and 9.09% of the fund's income dividends was subject to the federal alternative minimum tax.
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on October 6, 1997. The results of votes taken among shareholders on the proposal before them are listed below.
PROPOSAL 1
To approve an Agreement and Plan of Reorganization between Spartan Arizona Municipal Income Fund and Fidelity Municipal Income Fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     500,862.639      40.619

AGAINST         721,806.657      58.538

ABSTAIN         10,397.366       .843

TOTAL           1,233,066.662    100.000

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
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Honolulu, HI
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Indianapolis, IN
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470 Boylston Street
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155 Congress Street
Boston, MA
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Boston, MA
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280 North Woodward Ave.
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MINNESOTA
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501 Route 17, South
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Houston, TX
400 East Las Colinas Blvd.
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14100 San Pedro
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19740 IH 45 North
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UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
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OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.


INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
SUB-ADVISER
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Jonathan D. Short, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen *
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

MUNICIPAL INCOME
FUND

ANNUAL REPORT
AUGUST 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     26   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    30   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    34   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            35

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The short-term volatility that hit the stock and bond markets in the spring re-emerged in August, and many equity and fixed-income securities retreated from their 1997 highs. Still, the Standard & Poor's 500 Index was up roughly 23% year-to-date through August 31, more than twice its historical annual average. The bond markets have posted moderate returns through the first eight months of the year, primarily influenced by positive news on the inflation front.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997                PAST 1   PAST 5   LIFE OF
                                             YEAR     YEARS    FUND

SPARTAN MUNICIPAL INCOME                     9.09%    39.72%   75.91%

LEHMAN BROTHERS MUNICIPAL BOND INDEX         9.25%    40.64%   N/A

GENERAL MUNICIPAL DEBT FUNDS AVERAGE         8.83%    36.75%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 4, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 233 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997          PAST 1   PAST 5   LIFE OF
                                       YEAR     YEARS    FUND

SPARTAN MUNICIPAL INCOME               9.09%    6.92%    8.10%

LEHMAN BROTHERS MUNICIPAL BOND INDEX   9.25%    7.06%    N/A

GENERAL MUNICIPAL DEBT FUNDS AVERAGE   8.83%    6.45%    N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970831 19970909 112354 S00000000000001
             Spartan Muni Income         LB Municipal Bond
             00424                       LB015
  1990/06/30      10000.00                    10000.00
  1990/07/31      10181.47                    10147.00
  1990/08/31       9974.13                     9999.67
  1990/09/30      10017.45                    10005.37
  1990/10/31      10121.86                    10186.86
  1990/11/30      10359.04                    10391.72
  1990/12/31      10425.75                    10436.92
  1991/01/31      10552.62                    10576.99
  1991/02/28      10615.55                    10669.01
  1991/03/31      10668.63                    10672.85
  1991/04/30      10826.11                    10814.80
  1991/05/31      10964.35                    10910.94
  1991/06/30      10953.33                    10900.14
  1991/07/31      11104.20                    11032.90
  1991/08/31      11235.65                    11178.21
  1991/09/30      11366.05                    11323.75
  1991/10/31      11464.38                    11425.66
  1991/11/30      11473.44                    11457.54
  1991/12/31      11749.13                    11703.42
  1992/01/31      11748.25                    11730.10
  1992/02/29      11767.00                    11733.85
  1992/03/31      11790.50                    11738.20
  1992/04/30      11901.94                    11842.67
  1992/05/31      12060.81                    11982.05
  1992/06/30      12251.66                    12183.11
  1992/07/31      12617.10                    12548.36
  1992/08/31      12463.72                    12426.02
  1992/09/30      12528.58                    12507.28
  1992/10/31      12314.68                    12384.34
  1992/11/30      12593.65                    12606.14
  1992/12/31      12733.75                    12734.85
  1993/01/31      12911.12                    12882.95
  1993/02/28      13428.86                    13348.93
  1993/03/31      13302.85                    13207.83
  1993/04/30      13405.29                    13341.10
  1993/05/31      13522.57                    13416.08
  1993/06/30      13771.87                    13639.99
  1993/07/31      13813.52                    13657.86
  1993/08/31      14152.89                    13942.22
  1993/09/30      14341.53                    14101.02
  1993/10/31      14355.75                    14128.23
  1993/11/30      14225.03                    14003.76
  1993/12/31      14556.48                    14299.38
  1994/01/31      14731.96                    14462.68
  1994/02/28      14312.81                    14088.10
  1994/03/31      13549.60                    13514.43
  1994/04/30      13630.73                    13629.03
  1994/05/31      13756.37                    13747.20
  1994/06/30      13646.90                    13663.20
  1994/07/31      13923.30                    13913.65
  1994/08/31      13952.58                    13961.79
  1994/09/30      13717.14                    13756.83
  1994/10/31      13384.65                    13512.51
  1994/11/30      13046.95                    13268.20
  1994/12/31      13377.33                    13560.23
  1995/01/31      13835.66                    13947.79
  1995/02/28      14273.14                    14353.39
  1995/03/31      14444.05                    14518.31
  1995/04/30      14453.93                    14535.44
  1995/05/31      14932.12                    14999.27
  1995/06/30      14780.26                    14868.77
  1995/07/31      14908.87                    15009.73
  1995/08/31      15096.82                    15200.05
  1995/09/30      15238.94                    15296.27
  1995/10/31      15441.75                    15518.68
  1995/11/30      15716.87                    15776.13
  1995/12/31      15863.39                    15927.74
  1996/01/31      16007.18                    16047.99
  1996/02/29      15918.95                    15939.67
  1996/03/31      15712.61                    15735.96
  1996/04/30      15656.47                    15691.43
  1996/05/31      15648.76                    15685.15
  1996/06/30      15792.96                    15855.96
  1996/07/31      15955.91                    16000.25
  1996/08/31      15963.31                    15996.41
  1996/09/30      16156.07                    16220.36
  1996/10/31      16335.26                    16403.81
  1996/11/30      16639.15                    16704.00
  1996/12/31      16583.00                    16633.85
  1997/01/31      16606.00                    16665.28
  1997/02/28      16749.22                    16818.27
  1997/03/31      16546.73                    16594.08
  1997/04/30      16679.56                    16732.98
  1997/05/31      16927.74                    16984.64
  1997/06/30      17126.14                    17165.53
  1997/07/31      17604.37                    17641.01
  1997/08/29      17413.97                    17475.72
IMATRL PRASUN   SHR__CHT 19970831 19970909 112357 R00000000000089
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Municipal Income Fund on June 30, 1990, shortly after the fund started. As the chart shows, by August 31, 1997, the value of the investment would have grown to $17,414 - a 74.14% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,476 - a 74.76% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
                   YEARS ENDED AUGUST 31,

            1997   1996                      1995   1994   1993

DIVIDEND RETURN               5.27%   5.33%   6.27%   5.54%    6.69%

CAPITAL APPRECIATION RETURN   3.82%   0.41%   1.93%   -6.96%    6.86%

TOTAL RETURN                  9.09%   5.74%   8.20%   -1.42%   13.55%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1997            PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      4.35(CENTS)   25.95(CENTS)   51.88(CENTS)

ANNUALIZED DIVIDEND RATE                 4.81%         4.91%          4.97%

30-DAY ANNUALIZED YIELD                  4.52%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   7.06%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.65 over the past one month, $10.48 over the past six months and $10.43 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Amid a backdrop of shifting investor
sentiment and changing
supply/demand conditions, municipal
bonds underperformed their taxable
counterparts for the 12 months
ended August 31, 1997. The Lehman
Brothers Municipal Bond Index - a
broad measure of the overall
municipal bond market - compiled
a total return of 9.25%. In
comparison, the Lehman Brothers
Aggregate Bond Index, a broad
measure of the performance of the
U.S. taxable bond market, returned
10.00%. The first half of the period
was characterized by favorable
supply/demand balances within the
muni market as overall supply was
somewhat low and demand
remained very high. The second half
of the period bore witness to a large
amount of new issuance, however, and
while demand remained high, it took
investors time to digest all the new
bonds. From December on, investor
concerns also centered around the
fast-growing U.S. economy and the
potential actions of the Federal
Reserve Board. The Fed raised
short-term interest rates by 0.25% in
late March, and while many investors
had anticipated this rate hike, bond
markets still reacted negatively. But
March showers brought April flowers
to the muni bond market. Investor
demand increased considerably in
late April, and more favorable
economic news calmed the market's
frayed nerves. From April through
the end of the period, signs of an
economic slowdown, weakened
inflationary pressures and the Fed's
"no action" announcements
concerning further rate hikes
resulted in a positive overall
atmosphere.
An interview with David Murphy, Portfolio Manager of Spartan Municipal
Income Fund
Q. HOW DID THE FUND PERFORM, DAVE?
A. For the 12 months that ended August 31, 1997, the fund had a total return of 9.09%. To get a sense of how the fund did relative to its peers, the general municipal debt funds average had a total return of 8.83% for the same period, according to Lipper Analytical Services. The Lehman Brothers Municipal Bond Index, a broad measure of the municipal market's performance, had a return of 9.25% for the year that ended August 31, 1997.
Q. WHAT WERE SOME OF THE KEY ELEMENTS OF YOUR STRATEGY?
A. In terms of the way the fund's investments were allocated among bonds with various maturities, I added more bonds with maturities of between five and 20 years and sold some bonds with maturities of 20 years or longer. I did that because the yield curve - which is a graphical representation of the yield of bonds by ascending maturity dates - was flat beyond 20 years. Up to about a 20-year maturity, an investor was paid an appropriate amount of additional income for each additional year of maturity. It is this additional income that compensates the investor for the additional risk taken on by investing in the longer maturity part of the market. But for bonds with maturities of 20 years or longer, the extra income for each successive year to maturity was not, in my opinion, attractive enough for the level of risk inherent in these bonds. Another key strategy was that I kept the fund's duration - which measures its sensitivity to changing interest rates - neutral to its benchmark index. By doing so, the fund avoids getting whipsawed by becoming bullish or bearish at the wrong time.
Q. WHAT BONDS MADE A POSITIVE CONTRIBUTION TO THE FUND'S PERFORMANCE?
A. The fund's holdings in bonds issued in New York were some of the best performers. The state's finances have improved, driven primarily by the strength of the securities industry, which is an important player in New York's economy. In recognition of that improvement, Standard & Poor's - one of the municipal bond rating agencies - recently upgraded the credit rating of some of the state's agencies, which was a positive for our holdings. Likewise, general obligation bonds issued by New York City also performed well. The city's economy continues to expand and tax revenues have risen. I like the fact that the city has been conservative in its budgeting, not relying on a continuation of a dramatic boost from Wall Street next year. Furthermore, because the city will use a new financing vehicle - the Transitional Financing Authority - to issue further debt for capital construction projects, there probably won't be a dramatic increase in the number of New York City general obligation bonds issued in the near-term. These factors combined to provide a good boost for the prices of New York City bonds.
Q. YOU REDUCED THE FUND'S HOLDINGS IN BONDS ISSUED IN CALIFORNIA DURING THE PAST SIX MONTHS. WHAT PROMPTED THAT REDUCTION?
A. The fund's California holdings had done relatively well during the past six months as the state's economy and fiscal situation continued to improve. However, I felt that it might be more difficult for the state's fiscal situation to improve as much in the coming year as it did over the past 12 months. That's because there is a lot of pent-up demand for spending, especially in the area of education, which is now going to have to be met. Given my outlook, I felt that it was prudent to pare back some of the fund's California holdings, selling them at a time when demand for them was quite strong and prices were relatively high.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. During the past several years, the amount of municipal bonds outstanding has shrunk considerably. In the first half of 1997, the low supply helped the municipal market outperform the taxable bond market. I expect supply will increase slightly by the end of this year. The question is, will there be enough demand to digest that supply? In my view, that will depend on how investors perceive the attractiveness of municipals relative to other fixed-income as well as equity choices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DAVID MURPHY ON
OPPORTUNITIES IN ELECTRIC UTILITY
MUNICIPALS:
"The electric utility industry is in
the early stages of a
transformation from an
environment where electric
providers enjoy monopolistic
strongholds on a given service area
to one where competition will
reign. Given that changing
environment, I have been focusing
on electric utilities that are either
well-prepared to deal with
increased competition or those
that I believe can meet
competitive challenges down the
road, but have been severely
penalized by the market today.
Even though it seems inevitable
that competition will increase, I
believe there will be opportunities
to invest profitably in this sector."
FUND FACTS
GOAL: to provide high current
income exempt from federal
income taxes
FUND NUMBER: 424
TRADING SYMBOL: FSMIX
START DATE: June 4, 1990
SIZE: as of August 31, 1997,
more than $534 million
MANAGER: David Murphy,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1989
(checkmark)
INVESTMENT CHANGES


TOP FIVE STATES AS OF AUGUST 31, 1997
                % OF FUND'S    % OF FUND'S INVESTMENTS
                INVESTMENTS    IN THESE STATES
                               6 MONTHS AGO

NEW YORK        15.2           13.1

TEXAS           13.3           12.7

CALIFORNIA      10.4           14.5

MASSACHUSETTS   6.6            5.4

WASHINGTON      5.7            5.3

TOP FIVE SECTORS AS OF AUGUST 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE MARKET SECTORS
                                    6 MONTHS AGO

GENERAL OBLIGATION   37.3           37.8

ELECTRIC REVENUE     15.7           18.2

TRANSPORTATION       9.8            6.8

EDUCATION            5.4            6.1

SPECIAL TAX          5.4            5.1

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1997
               6 MONTHS AGO

YEARS   12.1   12.9

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1997
              6 MONTHS AGO

YEARS   6.8   7.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1997 AS OF FEBRUARY 28, 1997
AAA, AA, A 78.0%
BAA 16.6%
NON-RATED 1.5%
SHORT-TERM
INVESTMENTS 3.9%


AAA, AA, A 77.1%
BAA 16.5%
NON-RATED 2.1%
SHORT-TERM
INVESTMENTS 4.3%


ROW: 1, COL: 1, VALUE: 50.0
ROW: 1, COL: 2, VALUE: 28.0
ROW: 1, COL: 3, VALUE: 16.6
ROW: 1, COL: 4, VALUE: 1.5
ROW: 1, COL: 5, VALUE: 3.9
ROW: 1, COL: 1, VALUE: 27.1
ROW: 1, COL: 2, VALUE: 50.0
ROW: 1, COL: 3, VALUE: 16.5
ROW: 1, COL: 4, VALUE: 2.1
ROW: 1, COL: 5, VALUE: 4.3
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
INVESTMENTS AUGUST 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 96.1%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
ALASKA - 1.8%
Alaska Student Loan Corp. Student Loan Rev.
Series A (c):
 7.30% 7/1/00 (AMBAC Insured)  Aaa $ 1,100,000 $ 1,185,236
  5.90% 7/1/03 (AMBAC Insured)  Aaa  1,070,000  1,114,138
North Slope Borough Gen. Oblig.:
(Cap. Appreciation) Series B:
 0% 1/1/02 (MBIA Insured)  Aaa  4,000,000  3,270,000
  0% 6/30/05 (FSA Insured)  Aaa  2,500,000  1,718,750
 Series B, 7.50% 6/30/01 (FSA Insured)  Aaa  2,000,000  2,202,500
  9,490,624
ARIZONA - 3.5%
Arizona Trans. Board Hwy. Rev.
Sub-Series A, 5% 7/1/09  Aa  300,000  301,500
Chandler:
7.375% 7/1/09 (FGIC Insured)  Aaa  1,000,000  1,218,750
 4.375% 7/1/12 (FGIC Insured)  Aaa  1,000,000  910,000
Maricopa County Hosp. Rev. Rfdg.
(Sun Health Corp.) 5.40% 4/1/05  Baa1  2,435,000  2,456,306
Maricopa County Series C, 8.90% 7/1/99  A2  3,950,000  4,270,938
Pima County Ctfs. of Prtn. 4.75% 1/1/04
(MBIA Insured)  Aaa  2,060,000  2,078,025
Pima County Unified School Dist. Tucson Proj. of
1989 Series G, 8% 7/1/04 (MBIA Insured)  Aaa  2,000,000  2,400,000
Tucson Ltd. Tax Rfdg. 7.50% 7/1/01  Aa3  2,525,000  2,799,594
Tucson Wtr. Rev. Series D:
9.75% 7/1/07  A1  500,000  689,375
 9.75% 7/1/08  A1  500,000  703,125
 9.75% 7/1/09  A1  750,000  1,071,563
  18,899,176
ARKANSAS - 0.7%
Arkansas State College Savings
(Cap. Appreciation) Series A:
 0% 6/1/03  Aa3  1,280,000  972,800
  0% 6/1/04  Aa3  1,110,000  801,975
Rogers Sales & Use Tax Rev. 5% 11/1/15  A1  2,000,000  2,057,500
  3,832,275
CALIFORNIA - 10.4%
California Gen. Oblig.:
 5.25% 10/1/13  A1  3,000,000  3,000,000
 5.25% 10/1/17  A1  3,500,000  3,416,875
 6.25% 10/1/19  A1  3,260,000  3,520,800
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Hsg. Fin. Agcy. Rev. (Home Mtg.):
(Cap. Appreciation) Series 1983 A,
 0% 2/1/15  Aa2 $ 187,000 $ 36,231
 Series A, 5.30% 8/1/14 (MBIA Insured)  Aaa  870,000  881,963
California Poll. Cont. Fing. Auth. Resource
Recovery Rev. (Waste Management, Inc.)
7.15% 2/1/11 (c)  A1  3,000,000  3,251,250
California Pub. Wks. Board Lease Rev.:
Rfdg. (California Commty. Colleges) Series D,
 5.375% 3/1/12  A  1,500,000  1,509,375
 (California State Univ. Proj.) Series A,
 5.50% 6/1/14  A1  5,500,000  5,568,750
 (Secretary of State) Series A, 6% 5/1/13  A1  3,500,000  3,661,875
 (Various California State Univ. Projs.)
 Series B, 6% 10/1/14  A  1,000,000  1,051,250
California Rural Home Mtg. Fin. Auth.
Lease Rev. Series A, 4.45% 8/1/01
(MBIA Insured)  Aaa  1,000,000  1,003,750
East Bay Mun. Util. Dist. Wtr. Sys.
Rev. Rfdg. 6.10% 6/1/07  A1  1,250,000  1,337,500
Encintas Unified School Dist. (Cap. Appreciation)
0% 8/1/05 (MBIA Insured)  Aaa  1,500,000  1,031,250
Long Beach Hbr. Rev. 8.50% 5/15/03
(MBIA Insured) (c)  Aaa  1,235,000  1,475,825
Los Angeles County Pub. Wks. Fing. Auth.
Lease Rev. (Multiple Cap. Facs. Projs. #5)
4.75% 12/1/10 (MBIA Insured)  Aaa  1,000,000  970,000
San Francisco City & County Int'l. Arpt.
Rev. Rfdg. Series 2, 6.20% 5/1/05
(AMBAC Insured)  Aaa  2,330,000  2,533,875
San Francisco City & County Swr.
Rev. Rfdg. 5.90% 10/1/08
(AMBAC Insured)  Aaa  5,000,000  5,331,250
South Orange County Pub. Fing. Auth. Spl.
Tax Rev. (Foothill Area) Series C,
7.50% 8/15/07 (FGIC Insured)  Aaa  2,500,000  3,046,875
Southern California Pub. Pwr. Auth. Pwr. Proj.
Rev. Rfdg. (Mead Adelanto Proj.)
Series A, 4.875% 7/1/20 (AMBAC Insured)  Aaa  1,500,000  1,365,000
West & Central Basin Fin. Auth. Series C:
5.20% 8/1/07 (AMBAC Insured)   Aaa  5,800,000  5,981,250
 5.25% 8/1/08 (AMBAC Insured)   Aaa  6,100,000  6,267,750
  56,242,694
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
COLORADO - 3.7%
Colorado Health Facs. Auth. Rev. Rfdg.
(Rocky Mountain Adventist) 6.625% 2/1/13  Baa2 $ 6,500,000 $ 6,792,500
Denver City & County Arpt. Rev. (c):
(Cap. Appreciation) Series A:
 0% 11/15/02 (MBIA Insured)  Aaa  4,900,000  3,834,250
  0% 11/15/05 (MBIA Insured)   Aaa  3,000,000  1,991,250
 Series A:
 6.60% 11/15/97   Baa1  1,000,000  1,005,110
  6.90% 11/15/98  Baa1  1,000,000  1,030,000
  8% 11/15/17  Baa1  1,000,000  1,026,570
 Series D:
  Rfdg. 5% 11/15/98   Baa1  1,500,000  1,511,250
  7% 11/15/25  Baa1  2,500,000  2,637,500
  19,828,430
CONNECTICUT - 0.6%
Connecticut Health & Ed. Facs. Auth. Rev.:
Rfdg. (Quinnipiac College)
 Series D, 6% 7/1/13  BBB-  250,000  250,938
 (St. Raphael Hosp.) 5.30% 7/1/10
 (AMBAC Insured)  Aaa  2,990,000  3,061,013
  3,311,951
DISTRICT OF COLUMBIA - 2.1%
District of Columbia Hosp. Rev. (Hosp. for
Sick Children) Series A, 8.875% 1/1/21  -  3,355,000  3,673,725
District of Columbia Redev. Land Agcy. Spl.
Tax Rev. (Washington D.C. Sports Arena):
 5.40% 11/1/00  Baa  1,000,000  1,008,750
  5.625% 11/1/10  Baa  1,325,000  1,323,344
District of Columbia Rev. Rfdg. (Georgetown Univ.)
Series A, 6% 4/1/18 (MBIA Insured) (b)  Aaa  2,035,000  2,065,525
Metropolitan Washington Arpt. Auth. Gen.
Arpt. Rev. Series A, 7.25% 10/1/10
 (FGIC Insured) (c)  Aaa  3,000,000  3,277,500
  11,348,844
FLORIDA - 3.4%
Broward County Resource Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A  4,405,000  4,790,438
Florida Muni. Pwr. Agcy. Rev. Rfdg.
(Stanton II Proj.):
 4.50% 10/1/16 (AMBAC Insured)  Aaa  3,000,000  2,662,500
  4.50% 10/1/27 (AMBAC Insured)  Aaa  1,500,000  1,273,125
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Jacksonville Elec. Auth. Rev. 6% 7/1/01
(Escrowed to Maturity) (d)  Aaa $ 680,000 $ 704,650
Jacksonville Port Auth. Rev. 5.75% 11/1/09
(MBIA Insured) (c)  Aaa  1,000,000  1,065,000
Lakeland Elec. & Wtr. Rev. Rfdg. Jr. Sub. Lien
6.50% 10/1/04 (FGIC Insured) (f)  Aaa  5,000,000  5,575,000
Pasco County Solid Waste Disp. & Resource
Recovery Sys. Rev. 6% 4/1/06
(AMBAC Insured) (b)(c)  AAA  2,000,000  2,115,000
  18,185,713
GEORGIA - 0.8%
Fulton County School Dist. Rfdg. 6.375% 5/1/14  Aa3  2,000,000
2,292,500
Georgia Residential Fin. Auth. Home
Ownership Mtg. (Cap. Appreciation)
Series 1984 B, 0% 12/1/15  Aa2  14,505,000  1,969,344
  4,261,844
HAWAII - 0.3%
Hawaii Arpts. Sys. Rev. 2nd Series,
7.50% 7/1/20 (FGIC Insured) (c)  Aaa  1,500,000  1,640,625
IDAHO - 0.6%
Idaho Falls Elec. Rfdg. 0% 4/1/07
(FGIC Insured)  Aaa  2,500,000  1,581,250
Idaho Housing Agcy. Single Family Mtg.
Series 1991 B, 7.50% 7/1/24 (c)  AA  1,785,000  1,880,944
  3,462,194
ILLINOIS - 3.8%
Chicago Gen. Oblig. Rfdg. Series B,
5.125% 1/1/15 (AMBAC Insured)  Aaa  2,250,000  2,213,438
Chicago Midway Arpt. Rev. Series B (c):
6% 1/1/07 (MBIA Insured)   Aaa  2,045,000  2,195,819
 5.25% 1/1/13 (MBIA Insured)   Aaa  2,910,000  2,829,975
Chicago O'Hare Int'l. Arpt. Spl. Facs. Rev.
(United Airlines, Inc.) 8.25% 5/1/99 (c)  Baa2  1,970,000  2,046,338
Chicago O'Hare Int'l. Arpt. Rev. Rfdg.
(Gen. Arpt. Proj.) (2nd Lien) Series A,
6.375% 1/1/15 (MBIA Insured)  Aaa  1,500,000  1,616,250
Chicago Park Dist. Rfdg. 6.25% 1/1/09
(FGIC Insured)  Aaa  750,000  830,625
Chicago Residential Mtg. Rev. Rfdg.
(Cap. Appreciation) Series B, 0% 10/1/09
(MBIA Insured)  Aaa  5,285,000  2,292,369
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
ILLINOIS - CONTINUED
DeKalb Single Family Mtg. Rev.
7.45% 12/1/09 (GNMA Coll.) (c)  Aaa $ 1,485,000 $ 1,611,225
Metropolitan Pier & Exposition Auth. Dedicated
Tax Rev. (McCormick Place Expansion Proj.):
 0% 6/15/00 (AMBAC Insured)  Aaa  2,700,000  2,392,875
  (Cap. Appreciation) Series A,
  0% 6/15/09 (FGIC Insured)  Aaa  2,175,000  1,182,656
Northern Univ. Rev. Auxiliary Facs. Sys. Rfdg.
6% 4/1/02 (FGIC Insured)  Aaa  1,000,000  1,058,750
  20,270,320
INDIANA - 0.3%
Indiana Health Facs. Fing. Auth. Hosp.
Rev. Rfdg. (Columbus Reg'l. Hosp.)
7% 8/15/15 (FSA Insured)  Aaa  500,000  580,000
Indianapolis Resource Recovery Rev. Rfdg.
(Ogden Martin Sys. Inc. Proj.)
6.75% 12/1/06 (AMBAC Insured)  Aaa  1,000,000  1,130,000
  1,710,000
KANSAS - 0.9%
Johnson County Unified School Dist. #512
(Shawnee Mission):
 8% 10/1/03  Aa1  1,015,000  1,204,044
  8% 10/1/04  Aa1  1,225,000  1,476,125
  8% 10/1/05  Aa1  1,250,000  1,532,813
Reno County Mtg. Rev. Rfdg. (Single Family)
Series B, 8.70% 9/1/11  Aa  615,000  663,431
  4,876,413
KENTUCKY - 0.5%
Owensboro Elec. Lt. & Pwr. Rev.:
 Rfdg. Series B, 0% 1/1/08 (AMBAC Insured) Aaa 600,000 358,500 Series B, 0% 1/1/10 (AMBAC Insured) Aaa 4,000,000 2,110,000
  2,468,500
LOUISIANA - 1.4%
Louisiana Gen. Oblig. Series A, 6.75%
5/15/04 (MBIA Insured)  Aaa  5,865,000  6,561,469
Louisiana Offshore Term. Auth. Deepwater Port
Rev. Rfdg. Series B, 5.20% 9/1/97  Baa1  1,000,000  1,000,070
  7,561,539
MARYLAND - 0.7%
Baltimore Rfdg. Consolidated Pub. Impt. Series A,
7.25% 10/15/05 (FGIC Insured)  Aaa  3,100,000  3,646,375
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
MASSACHUSETTS - 6.6%
Boston Rev. (d):
Rfdg. (Boston City Hosp.)
 7.15% 8/15/01 (FHA Guaranteed)
 (Pre-Refunded to 8/15/00 @ 102)   Aaa $ 1,500,000 $ 1,646,250
 (Boston City Hosp.) Series A,
 7.625% 2/15/21 (FHA Guaranteed)
 (Pre-Refunded to 8/15/00 @ 102)   Aaa  1,500,000  1,665,000
Massachusetts Bay Trans. Auth. Rfdg.
(Gen. Trans. Sys.) Series A, 5.50% 3/1/12  A1  5,000,000  5,175,000
Massachusetts Edl. Loan Auth. Edl. Loan Rev.
Issue E, Series B (c):
 5.75% 7/1/05 (AMBAC Insured)  Aaa  3,090,000  3,256,088
  5.85% 7/1/06 (AMBAC Insured)  Aaa  3,680,000  3,896,200
  5.95% 7/1/07 (AMBAC Insured)  Aaa  3,980,000  4,213,825
Massachusetts Gen. Oblig.:
Series A, 5.50% 2/1/11 (MBIA Insured)  Aaa  2,500,000  2,546,875
 Consolidated Loan:
 Series A, 6% 6/1/11
  (Pre-Refunded to 6/1/01 @100) (d)  Aaa  1,400,000  1,480,500
  Series C, 5.375% 9/1/14 (MBIA Insured)  Aaa  3,500,000  3,508,750
 Rfdg. Series A, 6.25% 7/1/03  A1  1,600,000  1,732,000
Massachusetts Health & Ed. Facs. Auth. Rev.
(New England Med. Ctr.) Series G,
5.375% 7/1/24 (MBIA Insured)  Aaa  600,000  588,750
Massachusetts Ind. Fin. Agcy. Rev.
(Massachusetts Biomedical Research)
Series A-1, 7.10% 8/1/99  A1  225,000  232,875
New England Ed. Loan Marketing Corp.
Rev. Rfdg. (Student Loan):
 Series A, 5.70% 7/1/05 (c)  A1  4,375,000  4,506,250
  Series B, 5.40% 6/1/00  A1  1,000,000  1,021,250
  35,469,613
MICHIGAN - 0.4%
Michigan Univ. Rev. Rfdg. (Univ. Hosp.)
5.75% 12/1/12  Aa2  2,000,000  2,045,000
MINNESOTA - 1.9%
Minneapolis & St. Paul Hsg. & Redev. Auth.
Healthcare Sys. Rev. Rfdg. (Healthspan Health
Sys. Corp.) Series A, 4.75% 11/15/18
(AMBAC Insured)  Aaa  1,250,000  1,135,938
Minneapolis Rfdg. (Sports Arena Proj.)
(Cap. Appreciation) 0% 12/1/03  Aaa  1,175,000  888,594
Minnesota Hsg. Fin. Agcy. (Single Family Mtg.)
Series B, 5.8% 7/1/25 (c)  Aa2  1,750,000  1,769,688
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
MINNESOTA - CONTINUED
Northern Minnesota Muni. Pwr. Agcy. Elec.
Sys. Rev. Rfdg. Series A, 7.25% 1/1/16  A2 $ 1,700,000 $ 1,789,250
St. Paul Hsg. & Redev. Auth. Hosp. Rev.
 (Healtheast Proj.) Series D, 9.75% 11/1/17  Baa  3,000,000  3,085,110
Western Minnesota Muni. Pwr. Agcy. Pwr.
Supply Rev. Rfdg. Series A, 5.50% 1/1/12
(AMBAC Insured)  Aaa  1,750,000  1,806,875
  10,475,455
MONTANA - 1.8%
Montana Coal Severance Tax Rfdg.
(Broadwater Pwr. Proj.) Series A,
6.875% 12/1/11 (c)  A1  2,000,000  2,097,500
Montana Board of Investment Payroll Tax
(Workers Compensation) 6.875% 6/1/20
(MBIA Insured) (Escrowed to Maturity) (d)  Aaa  7,130,000  7,780,613
  9,878,113
NEW JERSEY - 0.6%
New Jersey Trans. Trust Fund (Trans. Sys.)
Series B, 6.50% 6/15/10 (MBIA Insured)  Aaa  3,000,000  3,457,500
NEW MEXICO - 0.7%
Albuquerque Arpt. Rev. Series A,
6.60% 7/1/16 (AMBAC Insured) (c)  Aaa  2,375,000  2,565,000
New Mexico Edl. Assistance Foundation Student
Loan Rev. Series B, 5.25% 4/1/05
(AMBAC Insured) (c)  Aaa  1,230,000  1,242,300
  3,807,300
NEW YORK - 15.2%
Metropolitan Trans. Auth. Commuter Facs.
Rev. Series A:
 6% 7/1/16 (FGIC Insured)  Aaa  2,000,000  2,127,500
  5.625% 7/1/27 (MBIA Insured)  Aaa  1,500,000  1,513,125
Metropolitan Trans. Auth. Svc. Contract
(Trans. Facs.) Series O, 5.75% 7/1/08  Baa1  3,840,000  4,012,800
Metropolitan Trans. Auth. Trans. Facs.
Rev. Series A, 5.75% 7/1/21 (MBIA Insured)  Aaa  3,430,000  3,511,463
New York City Gen. Oblig.:
 Series A, 7.75% 8/15/07
 (Pre-Refunded to 8/15/01 @ 101.50) (d)  Aaa  3,750000  4,260,938
 Series A, 7.75% 8/17/07  Baa1  250,000  279,063
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Gen. Oblig.: - continued
 Series B:
  5.50% 8/15/01  Baa1 $ 395,000 $ 408,331
  5.70% 8/15/02  Baa1  2,000,000  2,082,500
  7.50% 2/1/03  Baa1  5,000,000  5,575,000
  7.50% 2/1/04  Baa1  1,500,000  1,666,875
 Series G, 5.40% 2/1/01  Baa1  3,000,000  3,078,750
 Series G, 5.60% 2/1/02  Baa1  1,875,000  1,938,281
 Series L, 4.75% 8/1/98  Baa1  2,800,000  2,818,676
New York City Muni. Assistance Corp.:
 Rfdg. Series J, 6% 7/1/04  Aa2  2,140,000  2,313,875
 Series E, 6% 7/1/04  Aa2  2,250,000  2,432,813
New York City Rfdg. Series B, 5.50% 8/15/01
(Escrowed to Maturity) (d)  Aaa  5,000  5,213
New York City Trust Cultural Resource Rev.
(American Museum of Nat'l. History)
Series A, 5.65% 4/1/27 (MBIA Insured)  Aaa  1,050,000  1,057,875
New York State Dorm. Auth. Rev.:
Rfdg. (State Univ. Edl. Facs.):
 Series A, 5.50% 5/15/13  Baa1  13,100,000  13,280,125
  Series A, 5.875% 5/15/17  Baa1  3,565,000  3,743,250
  Series B, 5.25% 5/15/11  Baa1  1,000,000  990,000
 (Suffolk County Judicial Facs.) Series A,
 9.50% 4/15/14  Baa1  7,000,000  8,111,600
New York State Local Gov't. Assistance Corp.:
 Rfdg. Series C, 5.50% 4/1/17  A3  5,000,000  5,062,500
 Rfdg. Series E, 5.25% 4/1/16  A3  4,075,000  4,029,156
 Series B, 6% 4/1/18  A3  1,500,000  1,531,875
Niagara Falls Pub. Impt. 7.50% 3/1/18
(MBIA Insured)  Aaa  500,000  635,000
Triborough Bridge & Tunnel Auth. Rev.:
 Rfdg. (Gen. Purp.) Series Y, 5.50% 1/1/17  Aa  2,500,000  2,543,750
 (Convention Ctr. Proj.) Series E, 7.25% 1/1/10  Baa1  2,325,000
2,688,281
  81,698,615
NORTH CAROLINA - 2.5%
North Carolina Eastern Muni. Pwr. Agcy.
Pwr. Sys. Rev.:
  Rfdg. Series C, 7% 1/1/07  Baa1  2,000,000  2,255,000
  Series B, 6% 1/1/05  Baa1  6,000,000  6,270,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
NORTH CAROLINA - CONTINUED
North Carolina Muni. Pwr. Agcy. #1
Catawba Elec. Rev. 5.25% 1/1/09
(MBIA Insured)  Aaa $ 4,655,000 $ 4,753,919
  13,278,919
NORTH DAKOTA - 1.1%
Mercer County Poll. Cont. Rev. Rfdg. (Basin
Elec. Pwr.) (Antelope Valley Station Proj.)
7.20% 6/30/13 (AMBAC Insured)  Aaa  5,000,000  6,050,000
OHIO - 3.9%
Bedford Hosp. Impt. Rev. Rfdg. (Bedford
Commty. Hosp.) Series 1990, 8.50% 5/15/09
(Pre-Refunded to 5/15/00 @ 102) (d)  -  935,000  1,028,500
Euclid City School Dist. (Cap. Appreciation):
0% 12/1/02 (AMBAC Insured)  Aaa  1,265,000  999,350
 0% 12/1/03 (AMBAC Insured)  Aaa  1,265,000  950,331
Ohio Hsg. Fin. Agcy. Mtg. Rev. (Oakleaf-Toledo
Apts. Proj.) 10.25% 12/20/25 (GNMA Coll.)  AA-  1,570,000  1,803,538
Ohio State Bldg. Auth.:
(Workers Compensation) (W. Green Bldg. A)
 4.75% 4/1/14  A2  5,000,000  4,600,000
 (Adult Correctional Facs.)
 Series A, 5.95% 10/1/14 (MBIA Insured)  Aaa  4,000,000  4,140,000
Ohio Tpk. Commission Rev. Series A:
5.60% 2/15/12 (MBIA Insured)  Aaa  1,250,000  1,276,563
 5.70% 2/15/17 (MBIA Insured)  Aaa  5,000,000  5,118,750
Ohio Wtr. Dev. Auth. Rev. Rfdg. (Impt. Pure Wtr.)
5.75% 6/1/06 (MBIA Insured)  Aaa  1,000,000  1,060,000
  20,977,032
OREGON - 1.6%
Port Morrow Poll. Cont. Rev.:
Rfdg. (Pacific Northwest) Series A:
  8% 7/15/98  AA-  155,000  160,107
  8% 7/15/99  AA-  175,000  186,594
  8% 7/15/06  AA-  385,000  436,494
  8% 7/15/07  AA-  430,000  487,513
  8% 7/15/08  AA-  480,000  544,200
  8% 7/15/09  AA-  540,000  612,225
  8% 7/15/10  AA-  605,000  685,919
 (Pacific Northwest) Series A, 8% 7/15/11  AA-  385,000  436,494
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
OREGON - CONTINUED
Portland Series B:
7% 6/1/00  Aaa $ 1,385,000 $ 1,487,144
 7% 6/1/01  Aaa  1,480,000  1,620,600
Portland Swr. Sys. Rev. Series A, 6.25% 6/1/15
(Pre-Refunded to 6/1/04 @101) (d)  A1  1,875,000  2,071,875
  8,729,165
PENNSYLVANIA - 1.2%
Delaware County Ind. Dev. Auth. Rev. Rfdg.
(Resource Recovery Facs.) Series A,
6.10% 7/1/13  Baa1  2,200,000  2,296,250
Philadelphia Hosp. & Higher Ed. Facs.
Auth. Hosp. Rev. Rfdg. 5.70% 7/1/01  Baa2  1,000,000  1,023,750
Philadelphia Muni. Auth. Rev. Rfdg. Lease
Series D, 6% 7/15/03  Baa  250,000  257,188
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr.
Sys. Rev. Rfdg. (Cap. Appreciation)
Series A, 0% 9/1/04,
(FGIC Insured) (Escrowed to Maturity) (d)  Aaa  3900,000  2,798,250
  6,375,438
SOUTH CAROLINA - 0.6%
South Carolina Ed. Assistance Auth. Insured
Student Loan Rev. 6.625% 9/1/06 (c)  AA  2,700,000  2,889,000
South Carolina Pub. Svc. Auth. Rev. Rfdg.
Series A, 6.50% 1/1/08 (MBIA Insured)  Aaa  200,000  224,750
  3,113,750
TENNESSEE - 0.3%
Memphis-Shelby County Arpt. Auth. Arpt. Rev.
Rfdg. Series A, 6.25% 2/15/11
(MBIA Insured) (b)(c)  Aaa  1,415,000  1,547,656
TEXAS - 12.6%
Austin Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 8/1/02
(PSF Guaranteed)  Aaa  2,100,000  1,682,625
Austin Independent School Dist. School Bldg.
8.125% 8/1/01 (PSF Guaranteed)
(Escrowed to Maturity) (d)  Aaa  500,000  568,125
Austin Util. Sys. Rev. Rfdg. (Cap. Appreciation):
Series A, 0% 11/15/01 (MBIA Insured)  Aaa  1,000,000  827,500
 Series A, 0% 11/15/08 (MBIA Insured)  Aaa  3,895,000  2,205,544
 0% 11/15/09 (AMBAC Insured)  Aaa  4,000,000  2,125,000
Brazos River Auth. Poll. Cont. Rev. Coll.
(Texas Util. Elec. Co.) 9.25% 3/1/18 (c)  Baa2  1,500,000  1,564,800
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Conroe Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 2/15/07 (PSF Guaranteed)  Aaa $ 1,360,000 $ 856,800
  0% 2/15/11 (PSF Guaranteed)  Aaa  1,500,000  742,500
Corpus Christi Independent School Dist.:
 Rfdg. 0% 8/15/02 (PSF Guaranteed)  Aaa  2,165,000  1,732,000
 (Cap. Appreciation)
 0% 8/15/01 (PSF Guaranteed)  Aaa  1,535,000  1,291,319
Cypress-Fairbanks Independent School Dist. Unltd.
Tax Rfdg. (Cap. Appreciation)
0% 2/1/04 (PSF Guaranteed)  Aaa  1,250,000  925,000
Dallas Gen. Oblig.:
Rfdg. (Cap. Appreciation) 0% 2/15/03  Aaa  1,115,000  868,306
 4.50% 2/15/14  Aaa  2,400,000  2,232,000
Dallas Independent School Dist. Unltd. Tax
Rfdg. (Cap. Appreciation) 0% 8/15/07
(PSF Guaranteed)  Aaa  1,000,000  615,000
El Paso Int'l. Arpt. Rev. 5.125% 8/15/04
(FGIC Insured) (c)  Aaa  1,000,000  1,015,000
El Paso Prop. Fin. Auth. Single Family Mtg. Rev.
Series A, 8.70% 12/1/18
(GNMA Coll.) (c)  Aaa  1,060,000  1,147,450
Grapevine-Colleyville Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 8/15/06
(PSF Guaranteed)  Aaa  2,580,000  1,673,775
Houston Independent School Dist.
Rfdg. (Cap. Appreciation) Series A,
0% 8/15/11 (PSF Guaranteed)  Aaa  6,400,000  3,088,000
Katy Independent School Dist.
Rfdg. (Cap. Appreciation):
 0% 8/15/11 (PSF Guaranteed)  Aaa  4,170,000  2,012,025
  Ltd. Tax Series A, 0% 2/15/07
  (PSF Guaranteed)  Aaa  2,450,000  1,543,500
Leander Independent School Dist. Unltd. Tax
7.50% 8/15/08 (PSF Guaranteed)  Aaa  300,000  367,500
Lower Colorado River Auth. Rev. Rfdg. (Cap.
Appreciation) 0% 1/1/09 (MBIA Insured)
(Escrowed to Maturity) (d)  Aaa  1,000,000  568,750
Lower Neches Valley Auth. Ind. Dev. Corp. Swr.
Facs. Rev. (Mobil Oil Refining Corp. Proj.)
6.40% 3/1/30 (c)  Aa2  10,000,000  10,675,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Midlothian Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 2/15/07 (PSF Guaranteed)  Aaa $ 1,935,000 $ 1,219,050
  0% 2/15/10 (PSF Guaranteed)  Aaa  1,525,000  800,625
Round Rock Independent School Dist. Rfdg.
& School Bldg. (Cap. Appreciation):
  0% 2/15/01 (PSF Guaranteed)  Aaa  2,000,000  1,720,000
  0% 8/15/10 (MBIA Insured)  Aaa  5,000,000  2,562,500
San Antonio Elec. & Gas Rev.:
Rfdg. (Cap. Appreciation):
 Series A, 0% 2/1/05 (AMBAC Insured)  Aaa  2,000,000  1,392,500
  Series B, 0% 2/1/09 (FGIC Insured)  Aaa  2,000,000  1,107,500
 Rfdg. 5.25% 2/1/10  Aa1  1,500,000  1,522,500
 Series 95, 6.375% 2/1/06  Aa1  300,000  334,125
 5.75% 2/1/11  Aa1  1,920,000  1,970,400
Spring Branch Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 2/1/05
(PSF Guaranteed)   Aaa  5,725,000  4,014,656
Spring Independent School Dist.
4.875% 8/15/10 (PSF Guaranteed)  Aaa  2,500,000  2,440,625
Texas Muni. Pwr. Agcy. Rev. Rfdg.
0% 9/1/04 (AMBAC Insured)  Aaa  1,000,000  715,000
Texas Pub. Fin. Auth. Rfdg.
(Cap. Appreciation) Series A,
0% 10/1/01 (AMBAC Insured)  Aaa  2,420,000  2,020,700
Texas College Student Loan
5.80% 8/1/05 (c)  Aa2  2,350,000  2,452,813
Texas Univ. Revs. Rfdg. (Fing. Sys.)
Series A:
 6% 8/15/04  Aa1  1,170,000  1,269,450
  6% 8/15/05  Aa1  1,000,000  1,088,750
Winters Wtrwks. & Swr. Sys. Rev. Rfdg. 8.50%
8/1/17 (Pre-Refunded to 8/1/03 @ 100) (d)  -  500,000  601,250
  67,559,963
UTAH - 2.6%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Rfdg.:
 (Cap. Appreciation) Series B,
 0% 7/1/00 (MBIA Insured)  Aaa  4,435,000  3,913,888
 Series A, 6.50% 7/1/11 (AMBAC Insured)  Aaa  1,000000  1,133,750
 Series A, 6% 7/1/16 (AMBAC Insured)  Aaa  5,000,000  5,218,750
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
UTAH - CONTINUED
Intermountain Pwr. Agcy. Pwr. Supply Rev. Rfdg.: - continued
 Series B, 5.75% 7/1/16 (MBIA Insured)  Aaa $ 2,000,000 $ 2,037,500
 Series D, 5% 7/1/21 (MBIA Insured)  Aaa  1,500,000  1,406,250
Utah Hsg. Fin. Agcy. (Single Family Mtg.)
Series G, 9.25% 7/1/19 (FHA Guaranteed) (c)  AA  355,000  382,956
  14,093,094
VERMONT - 0.5%
Vermont Ind. Dev. Auth. Ind. Dev. Rev.
(Radisson Hotel) Series B-1, 7.75% 11/15/15  -  2,350,000  2,552,688
VIRGINIA - 0.8%
Fairfax County Econ. Dev. Auth. Resource
Recovery Rev. (Ogden Martin Sys. Proj.)
Series A, 7.75% 2/1/11 (c)  A1  3,700,000  3,959,000
Virginia Beach Dev. Auth. Hosp. Facs. Rev.
(Virginia Beach Gen. Hosp. Proj.)
5.125% 2/15/18 (AMBAC Insured)  Aaa  300,000  290,625
  4,249,625
WASHINGTON - 5.7%
Douglas County Pub. Util. Dist. #1 Wells
Hydroelec. Rev. Rfdg. (Pacific Pwr. & Lt. Co.)
8.75% 9/1/18   A  1,395,000  1,764,675
Port Seattle Rev. Series B, 5.60% 9/1/10
(FGIC Insured) (c)  Aaa  2,000,000  2,040,000
Washington Gen. Oblig. Series 1996-A,
6.75% 7/1/02  Aa1  3,560,000  3,920,450
Washington Motor Vehicle Fuel Tax Gen.
Oblig. Series B, 6.50% 9/1/03  Aa1  4,635,000  5,127,470
Washington Pub. Pwr. Supply Sys.
Nuclear Proj. #1 Rev. Rfdg.
Series A, 7% 7/1/08  Aa1  500,000  570,625
Washington Pub. Pwr. Supply Sys.
Nuclear Proj. #2 Rev. Rfdg.
Series C, 0% 7/1/05 (MBIA Insured)  Aaa  11,000,000  7,493,750
 5.40% 7/1/12  Aa1  10,000,000  9,887,500
  30,804,470
TOTAL MUNICIPAL BONDS
(Cost $498,483,147)  517,200,913
MUNICIPAL NOTES (E) - 1.7%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
FLORIDA - 0.4%
Florida Hsg. Fin. Agcy. Multi-Family Hsg.
Rev. Rfdg. (Brandon-Oxford) Series 90C,
3.45%, VRDN  A-1 $ 2,200,000 $ 2,200,000
ILLINOIS - 0.6%
Chicago Gen. Oblig. Series 1997,
3.65%, tender 2/5/98 LOC
Morgan Guaranty Trust Co.   MIG 1  2,000,000  1,998,460
Illinois Dev. Fin. Auth. Multi-Family Hsg. Rev.
Rfdg. (Garden Glen Apts.) Series 93,
3.60%, VRDN  A-1  1,200,000  1,200,000
  3,198,460
TEXAS - 0.7%
Texas State Gen. Oblig. TRAN Series A,
4.75% 8/31/98   MIG 1  3,500,000  3,530,415
TOTAL MUNICIPAL NOTES
(Cost $8,930,171)   8,928,875
CASH EQUIVALENTS - 2.2%
 SHARES
Municipal Central Cash Fund (g)(h)
(Cost $12,115,424)    12,115,424  12,115,424
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $519,528,742)   $ 538,245,212
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
 PURCHASED  DATE AMOUNT AT VALUE GAIN/(LOSS)
91 U.S. Treasury Bond Contracts  Dec. 97 $ 10,260,250 $ (46,052)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL
INVESTMENTS - 1.9%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
TRAN - Tax and Revenue Anticipation
  Notes
LEGEND
1. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
2. Security purchased on a delayed delivery or when issued basis (see
Note 2 of Notes to Financial Statements).
3. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
4. Security collateralized by an amount sufficient to pay interest and principal.
5. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
6. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $278,750.
7. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.55% The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
8. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 75.7% AAA, AA, A 75.4%
Baa 16.6% BBB  14.5%
Ba 0.0% BB  0.4%
B 0.0% B  0.4%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 1.5%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligations  37.3%
Electric Revenue   15.7
Transportation  9.8
Education  5.4
Special Tax  5.4
Others (individually less than 5%)   26.4
TOTAL  100.0%
INCOME TAX INFORMATION
At August 31, 1997, the aggregate cost of investment securities for income tax purposes was $519,528,742. Net unrealized appreciation aggregated $18,716,470, of which $19,557,012 related to appreciated investment securities and $840,542 related to depreciated investment securities.
At August 31, 1997, the fund had a capital loss carryforward of approximately $18,048,000 of which $ 838,000, $533,000 and $16,677,000 will expire on August 31, 2002, 2003 and 2004, respectively.
On December 30, 1996, the fund acquired substantially all of the assets of Spartan Bond Strategist Fund. At the time of the merger, Spartan Bond Strategist Fund had a capital loss carryforward of approximately $1,656,000 available to offset futures gains of the fund to the extent provided by regulations (see Note 6 of Notes to Financial Statements).
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $519,528,742) -                  $ 538,245,212
SEE ACCOMPANYING SCHEDULE

INTEREST RECEIVABLE                                                        6,436,869

OTHER RECEIVABLES                                                          6,823

 TOTAL ASSETS                                                              544,688,904

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                    $ 22,101

PAYABLE FOR INVESTMENTS PURCHASED                             3,530,170
REGULAR DELIVERY

 DELAYED DELIVERY                                             5,574,679

PAYABLE FOR FUND SHARES REDEEMED                              444,354

DISTRIBUTIONS PAYABLE                                         567,503

ACCRUED MANAGEMENT FEE                                        251,377

PAYABLE FOR DAILY VARIATION ON FUTURES CONTRACTS              56,727

OTHER PAYABLES AND ACCRUED EXPENSES                           7,407

 TOTAL LIABILITIES                                                         10,454,318

NET ASSETS                                                                $ 534,234,586

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 533,796,367

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                      (18,232,199)
INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  18,670,418

NET ASSETS, FOR 50,349,884 SHARES OUTSTANDING                             $ 534,234,586

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                       $10.61
PER SHARE ($534,234,586 (DIVIDED BY) 50,349,884 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1997

INTEREST INCOME                                                          $ 30,461,386

EXPENSES

MANAGEMENT FEE                                             $ 3,022,325

NON-INTERESTED TRUSTEES' COMPENSATION                       10,974

 TOTAL EXPENSES BEFORE REDUCTIONS                           3,033,299

 EXPENSE REDUCTIONS                                         (3,399)       3,029,900

NET INTEREST INCOME                                                       27,431,486

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      2,403,503

 FUTURES CONTRACTS                                          760,329       3,163,832

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      17,448,234

 FUTURES CONTRACTS                                          601           17,448,835

NET GAIN (LOSS)                                                           20,612,667

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 48,044,153
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED       YEAR ENDED
                                                          AUGUST 31,       AUGUST 31,
                                                          1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 27,431,486     $ 29,256,057
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  3,163,832        4,372,663

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      17,448,835       (2,311,203)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           48,044,153       31,317,517
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME     (27,431,486)     (29,368,194)

SHARE TRANSACTIONS                                         71,748,443       56,085,174
NET PROCEEDS FROM SALES OF SHARES

 NET ASSET VALUE OF SHARES ISSUED IN EXCHANGE FOR THE      7,554,331        -
 NET ASSETS OF SPARTAN BOND STRATEGIST FUND (NOTE 6)

 REINVESTMENT OF DISTRIBUTIONS                             20,142,535       21,458,201

 COST OF SHARES REDEEMED                                   (126,838,833)    (112,605,741)

 REDEMPTION FEES                                           32,285           40,083

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (27,361,239)     (35,022,283)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (6,748,572)      (33,072,960)

NET ASSETS

 BEGINNING OF PERIOD                                       540,983,158      574,056,118

 END OF PERIOD                                            $ 534,234,586    $ 540,983,158

OTHER INFORMATION
SHARES

 SOLD                                                      6,910,142        5,425,396

 ISSUED IN EXCHANGE FOR THE SHARES OF SPARTAN BOND         721,522          -
  STRATEGIST FUND (NOTE 6)

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   1,927,238        2,078,975

 REDEEMED                                                  (12,164,920)     (10,923,817)

 NET INCREASE (DECREASE)                                   (2,606,018)      (3,419,446)


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED AUGUST 31,

                                  1997                     1996        1995        1994 C      1993

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING        $ 10.220                 $ 10.180    $ 10.070    $ 11.370    $ 10.710
OF PERIOD

INCOME FROM INVESTMENT             .519                     .537        .587        .611        .663
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED       .389                     .039        .189        (.752)      .727
 GAIN (LOSS)

 TOTAL FROM INVESTMENT             .908                     .576        .776        (.141)      1.390
 OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME          (.519)                   (.537) D    (.587)      (.611)      (.663)

 FROM NET REALIZED GAIN            -                        -           (.080)      (.550)      (.070)

 TOTAL DISTRIBUTIONS               (.519)                   (.537)      (.667)      (1.161)     (.733)

REDEMPTION FEES ADDED TO PAID      .001                     .001        .001        .002        .003
IN CAPITAL

NET ASSET VALUE, END OF PERIOD    $ 10.610                 $ 10.220    $ 10.180    $ 10.070    $ 11.370

TOTAL RETURN A, B                  9.09%                    5.74%       8.20%       (1.42)%     13.55%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD         $ 534,235                $ 540,983   $ 574,056   $ 680,176   $ 912,710
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE       .55%                     .54%        .55%        .55%        .47%
NET ASSETS                                                 E                                   E

RATIO OF NET INTEREST INCOME       4.97%                    5.18%       5.99%       5.76%       6.09%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE            30% F                    49%         69%         48%         50%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.
C EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN THE MERGER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS - CONTINUED
other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $160,893,269 and $197,319,797, respectively.
The market value of futures contracts opened and closed during the period amounted to $68,753,902 and $60,227,711, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of each fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $1,860 for the period. Effective April 1, 1997 these transaction fees were eliminated.
5. EXPENSE REDUCTIONS.
FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $3,399 under these arrangements.
6. MERGER INFORMATION.
On December 30, 1996, the fund acquired all of the assets and assumed all of the liabilities of Spartan Bond Strategist Fund. The acquisition, which was approved by the shareholders of Spartan Bond Strategist Fund on December 18, 1996, was accomplished by an exchange of 721,522 shares of the fund for the
6. MERGER INFORMATION -
CONTINUED
783,769 shares then outstanding (each valued at $9.64) of Spartan Bond Strategist Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Spartan Bond Strategist Fund net assets, including $225,823 of unrealized appreciation, were combined with the fund for total net assets after the acquisition of $567,836,195.
7. PROPOSED REORGANIZATION.
The Board of Trustees of the fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Fidelity Municipal Income Fund in exchange solely for the number of shares of Fidelity Municipal Income Fund having the same aggregate net asset value as the outstanding shares of the fund at the close of business on the day that the Reorganization is effective and the assumption by Fidelity Municipal Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on October 6, 1997 to vote on the Agreement. A detailed description of the proposed transaction and voting information was sent to shareholders of the fund in August, 1997. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about October 23, 1997.
Effective August 11, 1997, the fund's shares are no longer available for purchase or exchange except for reinvestment of dividends or other distributions.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Municipal Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Spartan Municipal Income Fund, including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Municipal Income Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 3, 1997
DISTRIBUTIONS


During fiscal year ended 1997, 100% of the fund's income dividends was free from federal income tax, and 17.91% of the fund's income dividends was subject to the federal alternative minimum tax.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
David Murphy, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
UMB Bank, n.a.
Kansas City, MO
 and
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S TAX-FREE BOND FUNDS
Aggressive Municipal
Limited Term Municipal Income
Municipal Income
New York Insured Municipal Income
New York Municipal Income
Spartan Aggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts
Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
(REGISTERED TRADEMARK)
CORPORATE HEADQUARTERS
82 DEVONSHIRE ST., BOSTON, MA 02109
WWW.FIDELITY.COM
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

SPARTAN(registered trademark)

(REGISTERED TRADEMARK)

MARYLAND
MUNICIPAL INCOME
FUND
ANNUAL REPORT
AUGUST 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     14   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    18   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    21   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            22

PROXY VOTING RESULTS     23


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The short-term volatility that hit the stock and bond markets in the spring re-emerged in August, and many equity and fixed-income securities retreated from their 1997 highs. Still, the Standard & Poor's 500 Index was up roughly 23% year-to-date through August 31, more than twice its historical annual average. The bond markets have posted moderate returns through the first eight months of the year, primarily influenced by positive news on the inflation front.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997                        PAST 1   LIFE OF
                                                     YEAR     FUND

SPARTAN MARYLAND MUNICIPAL INCOME FUND               8.17%    27.74%

LEHMAN BROTHERS MARYLAND 4 PLUS YEAR                 9.07%    N/A
 MUNICIPAL BOND INDEX

MARYLAND MUNICIPAL DEBT FUNDS AVERAGE                8.26%    N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 22, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index - a total return performance benchmark for Maryland investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the Maryland municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 35 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997                        PAST 1   LIFE OF
                                                     YEAR     FUND

SPARTAN MARYLAND MUNICIPAL INCOME FUND               8.17%    5.77%

LEHMAN BROTHERS MARYLAND 4 PLUS YEAR                 9.07%    N/A
 MUNICIPAL BOND INDEX

MARYLAND MUNICIPAL DEBT FUNDS AVERAGE                8.26%    N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970831 19970911 111923 S00000000000001
             Spartan MD: Muni Income     LB Municipal Bond
             00429                       LB015
  1993/04/30      10000.00                    10000.00
  1993/05/31      10085.91                    10056.20
  1993/06/30      10290.79                    10224.04
  1993/07/31      10265.32                    10237.43
  1993/08/31      10557.40                    10450.57
  1993/09/30      10704.98                    10569.61
  1993/10/31      10689.74                    10590.01
  1993/11/30      10529.07                    10496.71
  1993/12/31      10803.25                    10718.29
  1994/01/31      10954.65                    10840.70
  1994/02/28      10622.40                    10559.92
  1994/03/31      10073.68                    10129.92
  1994/04/30      10162.95                    10215.82
  1994/05/31      10243.70                    10304.40
  1994/06/30      10206.48                    10241.44
  1994/07/31      10384.83                    10429.16
  1994/08/31      10403.21                    10465.25
  1994/09/30      10214.51                    10311.62
  1994/10/31       9973.88                    10128.48
  1994/11/30       9719.70                     9945.36
  1994/12/31       9992.19                    10164.26
  1995/01/31      10309.68                    10454.75
  1995/02/28      10621.51                    10758.77
  1995/03/31      10738.62                    10882.39
  1995/04/30      10731.40                    10895.23
  1995/05/31      11084.16                    11242.90
  1995/06/30      10985.06                    11145.09
  1995/07/31      11091.31                    11250.74
  1995/08/31      11242.66                    11393.40
  1995/09/30      11347.30                    11465.52
  1995/10/31      11476.69                    11632.23
  1995/11/30      11651.39                    11825.21
  1995/12/31      11770.51                    11938.85
  1996/01/31      11877.96                    12028.99
  1996/02/29      11794.29                    11947.79
  1996/03/31      11643.74                    11795.10
  1996/04/30      11619.17                    11761.72
  1996/05/31      11607.45                    11757.02
  1996/06/30      11712.40                    11885.05
  1996/07/31      11818.90                    11993.20
  1996/08/31      11818.37                    11990.33
  1996/09/30      11948.97                    12158.19
  1996/10/31      12080.97                    12295.70
  1996/11/30      12308.68                    12520.71
  1996/12/31      12226.50                    12468.12
  1997/01/31      12250.97                    12491.69
  1997/02/28      12369.27                    12606.36
  1997/03/31      12172.69                    12438.32
  1997/04/30      12269.49                    12542.43
  1997/05/31      12430.49                    12731.07
  1997/06/30      12577.20                    12866.65
  1997/07/31      12924.29                    13223.06
  1997/08/29      12784.46                    13099.16
IMATRL PRASUN   SHR__CHT 19970831 19970911 111925 R00000000000055
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Maryland Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by August 31, 1997, the value of the investment would have grown to $12,784 - a 27.84% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,099 - a 30.99% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY
IS NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE
OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN, YOU
MIGHT LOSE MONEY. BUT IF YOU CAN
RIDE OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED AUGUST 31,                        APRIL 22, 1993
                                                    (COMMENCEMENT
                                                    OF OPERATIONS) TO
                                                    AUGUST 31,

      1997                     1996   1995   1994   1993

DIVIDEND RETURN               4.89%   5.02%   6.00%   5.22%    1.99%

CAPITAL APPRECIATION RETURN   3.28%   0.10%   2.07%   -6.68%   3.50%

TOTAL RETURN                  8.17%   5.12%   8.07%   -1.46%   5.49%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1997            PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      3.83(CENTS)   23.30(CENTS)   46.58(CENTS)

ANNUALIZED DIVIDEND RATE                 4.42%         4.60%          4.65%

30-DAY ANNUALIZED YIELD                  4.29%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   7.29%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.20 over the past one month, $10.05 over the past six months and $10.02 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield if you're in the 41.12% combined effective 1997 federal and state income tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Amid a backdrop of shifting investor
sentiment and changing
supply/demand conditions, municipal
bonds underperformed their taxable
counterparts for the 12 months
ended August 31, 1997. The Lehman
Brothers Municipal Bond Index - a
broad measure of the overall municipal
bond market - compiled a total
return of 9.25%. In comparison, the
Lehman Brothers Aggregate Bond
Index, a broad measure of the
performance of the U.S. taxable bond
market, returned 10.00%. The first
half of the period was characterized
by favorable supply/demand
balances within the muni market as
overall supply was somewhat low and
demand remained very high. The
second half of the period bore witness
to a large amount of new issuance,
however, and while demand remained
high, it took investors time to digest all the new bonds. From December on, investor concerns also centered around the fast-growing U.S. economy and the potential actions of the Federal Reserve Board. The Fed raised short-term interest rates by
0.25% in late March, and while many
investors had anticipated this rate hike, bond markets still reacted negatively.
But March showers brought April
flowers to the muni bond market.
Investor demand increased
considerably in late April, and more
favorable economic news calmed the
market's frayed nerves. From April
through the end of the period, signs
of an economic slowdown,
weakened inflationary pressures and
the Fed's "no action" announcements
concerning further rate hikes resulted
in a positive overall atmosphere.

Q. HOW DID THE FUND PERFORM, DAVE?
A. For the 12 months that ended August 31, 1997, the fund had a total return of 8.17%. To get a sense of how the fund did relative to its peers, the Maryland municipal debt funds average had a total return of 8.26% for the same period, according to Lipper Analytical Services. For another comparison, the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index, a broad measure of the Maryland municipal market's performance, had a return of 9.07% for the year that ended August 31, 1997.
Q. HOW DOES YOUR INVESTMENT STYLE DIFFER FROM THAT OF THE PREVIOUS
MANAGER?
A. There are many similarities in our styles. Just as the previous manager did, I try to match the fund's duration - its sensitivity to interest-rate movements - to that of its benchmark. By doing so, I avoid getting whipsawed by becoming bullish or bearish at the wrong time. Additionally, with the help of Fidelity's research analysts, I look for opportunities to buy bonds that I believe are priced below their fair value. I also try to sell bonds when their prices reach or exceed what I believe to be full value. The changes I've made to the fund since taking over are therefore a result of the opportunities that the market presented during that time period, rather than a difference in investment style.
Q. WHAT CHANGES HAVE YOU MADE SINCE TAKING OVER?
A. In terms of the way the fund's investments were allocated among bonds with various maturities, I added more bonds with maturities of between five and 20 years and sold some bonds with maturities of 20 years or longer. That's because the yield curve - which is a graphical representation of the yield of bonds by ascending maturity dates - was flat beyond 20 years. By that I mean that up to about a 20-year maturity, an investor would be paid an appropriate amount of additional income for each additional year of maturity. It is this additional income that compensates the investor for the additional risk taken on by investing in the longer maturity part of the market. But for bonds with maturities of 20 years or longer, the extra income for each successive year to maturity was not, in my opinion, attractive enough for the level of risk inherent in these bonds.
Q. WERE THERE ANY CHANGES TO THE WAY THE FUND'S INVESTMENTS WERE ALLOCATED AMONG DIFFERENT SECTORS OF THE MARYLAND MUNICIPAL MARKET?
A. Yes, there were. I added more bonds from the housing sector. Housing bonds are issued by a public housing authority to finance the purchase or construction of low- or middle-income housing. I bought housing bonds because I thought they were attractively priced relative to other types of municipal bonds. To make way for these housing bonds, I sold some transportation and water and sewer bonds. General obligation bonds (GOs), however, remained the fund's top sector. GOs are backed by the full faith and credit of their issuers and can be repaid by all sources of revenue, including general tax revenue, in contrast to revenue from a specific facility or project, such as a toll road.
Q. DID YOU MAKE SIGNIFICANT CHANGES IN THE WAY THE FUND WAS ALLOCATED AMONG BONDS WITH DIFFERENT CREDIT QUALITIES?
A. No. I continued to emphasize higher quality Aaa, Aa and A-rated bonds, as judged by Moody's. I did that because I didn't feel that Baa-rated bonds - which are the lowest-rated and highest-yielding of the investment-grade bond categories - generally offered enough reward in order to compensate for their additional credit risk. In fact, the difference in yield between a Aaa-rated Maryland bond and a Baa-rated security was in some cases less than 0.35% to 0.40%.
Q. WHAT'S YOUR OUTLOOK?
A. During the past several years, the amount of municipal bonds outstanding has shrunk considerably. In the first half of 1997, the low supply helped the municipal bond market outperform the taxable bond market. I expect supply will increase slightly by the end of this year. The question is, will there be enough demand to digest that supply? In my view, that will depend on how investors perceive the attractiveness of municipals relative to other fixed-income and equity choices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DAVID MURPHY ON
OPPORTUNITIES IN ELECTRIC UTILITY
MUNICIPALS:
"The electric utility industry is in
the early stages of a
transformation from an
environment where electric
providers enjoy monopolistic
strongholds on a given service area
to one where competition will
reign. Given that changing
environment, I have been focusing
on electric utilities that are either
well-prepared to deal with
increased competition or those
that I believe can meet
competitive challenges down the
road, but have been severely
penalized by the market today.
Even though it seems inevitable
that competition will increase, I
believe there will be opportunities
to invest profitably in this sector."
FUND FACTS
GOAL: to provide high current
income exempt from federal
income taxes
FUND NUMBER: 424
TRADING SYMBOL: FSMIX
START DATE: June 4, 1990
SIZE: as of August 31, 1997,
more than $534 million
MANAGER: David Murphy,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1989
(checkmark)
INVESTMENT CHANGES


TOP FIVE SECTORS AS OF AUGUST 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE SECTORS
                                    6 MONTHS AGO

GENERAL OBLIGATION   44.7           45.8

SPECIAL TAX          12.9           9.1

HOUSING              12.5           6.8

HEALTH CARE          11.1           10.2

RESOURCES RECOVERY   6.5            5.6

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1997
               6 MONTHS AGO

YEARS   11.1   12.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1997
              6 MONTHS AGO

YEARS   6.6   7.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1997 AS OF FEBRUARY 28, 1997
AAA 51.1%
AA, A 41.7%
BAA 2.4%
SHORT-TERM
INVESTMENTS 4.8%
AAA 53.6%
AA, A 41.9%
BAA 2.1%
SHORT-TERM
INVESTMENTS 2.4%
ROW: 1, COL: 1, VALUE: 51.1
ROW: 1, COL: 2, VALUE: 41.7
ROW: 1, COL: 3, VALUE: 2.4
ROW: 1, COL: 4, VALUE: 4.8
ROW: 1, COL: 1, VALUE: 53.6
ROW: 1, COL: 2, VALUE: 41.9
ROW: 1, COL: 3, VALUE: 2.1
ROW: 1, COL: 4, VALUE: 2.4
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE
AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
INVESTMENTS AUGUST 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 95.2%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
MARYLAND - 95.2%
Anne Arundel County Consolidated Wtr. & Swr.:
7% 8/1/04  Aa2 $ 550,000 $ 624,250
 6% 9/1/06  Aa  1,000,000  1,091,250
Baltimore Consolidated Pub. Impt.:
Rfdg. (Cap. Appreciation) Series A, 0%
 10/15/06 (FGIC Insured)  Aaa  2,000,000  1,272,500
 Unltd. Tax Series A, 7% 10/15/09
 (MBIA Insured)  Aaa  500,000  591,875
Baltimore County Metropolitan Dist. Unltd. Tax:
63rd Issue, 6.125% 7/1/07  Aaa  850,000  913,750
 65th Series, 6% 6/1/05  Aaa  1,400,000  1,529,500
Baltimore Port. Facs. Rev. (Consolidated Coal
Sales Co. - DuPont (EI) de Nemours & Co.)
6.50% 12/1/10  Aa3  2,000,000  2,180,000
Calvert County Gen. Oblig. Unltd. Tax
5.20% 1/1/04  Aa  1,200,000  1,234,500
Frederick County. Pub. Facs. Rfdg. Unltd. Tax
5.75% 7/1/16  Aa  1,000,000  1,018,750
Hartford County. Consolidated Pub. Impt.
Rfdg. Unltd. Tax 4.90% 12/1/11  Aa  1,000,000  978,750
Howard County Metropolitan Dist. Rfdg.
Series B, 6% 8/15/03  Aaa  1,000,000  1,081,250
Maryland Commty. Dev. Admin. Dept. of Hsg. &
Commty. Dev. Rev. (Single Family Prog.):
 7th Series, 7.25% 4/1/19 (d)  Aa  500,000  538,750
  Series B, 5.05% 9/1/19 (d)  Aa2  1,000,000  1,002,500
Maryland Gen. Oblig. (Maryland State &
Local Facs. Loan) Unltd. Tax:
 First Series:
  5.30% 3/15/05  Aaa  2,000,000  2,085,000
   5.50% 2/1/06  Aaa  1,620,000  1,694,925
  2nd Series, 5% 8/1/11  Aaa  1,000,000  992,500
Maryland Health & Higher Edl. Facs. Auth. Rev.
Rfdg.:
 (Good Samaritan Hosp.):
  5.75% 7/1/13  A1  385,000  400,400
   5.70% 7/1/09  A1  1,000,000  1,055,000
  (Greater Baltimore Med. Ctr.)
  5% 7/1/19 (FGIC Insured)  Aaa  1,000,000  933,750
  (Howard County Gen. Hosp.)
  5.50% 7/1/13  Baa1  1,000,000  976,250
  (Johns Hopkins Univ.) Series 1988,
  7.50% 7/1/20  Aa2  1,000,000  1,043,290
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
MARYLAND - CONTINUED
Maryland Ind. Dev. Fing. Auth. Rev. Rfdg.
(Holy Cross Health Sys. Corp.)
5.70% 12/1/10  Aa3 $ 1,000,000 $ 1,057,500
Maryland Trans. Auth. Trans. Facs. Rev.:
Rfdg.:
 5.80% 7/1/06  A1  500,000  537,500
  (Cap. Appreciation) 0% 7/1/04
  (FGIC Insured) (b)  Aaa  4,000,000  2,910,000
 6.80% 7/1/16 (Escrowed to Maturity) (e)  Aaa  1,015,000  1,174,863
Montgomery County (Consolidated Pub. Impt.)
Unltd. Tax Series A, 5.625% 10/1/06  Aaa  1,500,000  1,610,625
Montgomery County Hsg. Opportunity
Commty. Rev. (Single Family Mtg.) Series A,
6.60% 7/1/14  Aa2  1,000,000  1,053,750
Northeast Waste Disp. Auth. Resource Recovery
Rev. Rfdg. (Southwest Resource Recovery Fac.)
7.20% 1/1/05 (MBIA Insured)  Aaa  1,235,000  1,418,706
Northeast Waste Disp. Auth. Solid Waste Rev.
(Montgomery County Resource Recovery Proj.)
Series A:
 5.90% 7/1/05 (d)  A  600,000  632,250
  6% 7/1/07 (d)  A  500,000  532,500
Prince George's County Hsg. Auth. Rev.
(Single Family Mtg.) Series A,
6.50% 12/1/15 (d)  Aaa  465,000  491,156
Univ. of Maryland Sys. Auxilary Facs. &
Tuition Rev. Series A, 5.60% 4/1/16  Aa3  500,000  506,875
Washington Metropolitan Area Trans. Auth.
Gross Rev. Rfdg. 6% 7/1/10 (FGIC Insured)  Aaa  1,570,000  1,707,375
Washington Suburban San. Dist. Rfdg.
Unltd. Tax 2nd Series, 8% 1/1/02  Aa1  1,000,000  1,141,250
TOTAL MUNICIPAL BONDS
(Cost $37,061,382)   38,013,090
MUNICIPAL NOTES - 4.8% (C)
MARYLAND - 4.8%
Baltimore County Hsg. Mtg. Rev. Rfdg.
(Spring Hill Apt.) Series 1991, 3.35%,
LOC Sumitomo Bank Ltd., VRDN
(Cost $1,900,000)  A-1  1,900,000  1,900,000
TOTAL INVESTMENTS - 100%
(Cost $38,961,382)  $ 39,913,090
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
9 U.S. Treasury Bond Contracts   Dec. 1997 $ 1,014,750 $ (2,305)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.5%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
2. Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $54,563.
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
4. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
5. Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 91.6% AAA, AA, A 83.4%
Baa 2.5% BBB  2.5%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 0.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   44.7%
Special Tax    12.9
Housing   12.5
Health Care   11.1
Resources Recovery   6.5
Industrial Development   5.5
Others (individually less than 5%)   6.8
TOTAL   100.0%
INCOME TAX INFORMATION
At August 31, 1997, the aggregate cost of investment securities for income tax purposes was $38,961,382. Net unrealized appreciation aggregated $951,708, of which $981,050 related to appreciated investment securities and $29,342 related to depreciated investment securities.
At August 31, 1997, the fund had a capital loss carryforward of approximately $1,396,000 of which $35,000 and $1,361,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $38,961,382) -                  $ 39,913,090
SEE ACCOMPANYING SCHEDULE

CASH                                                                      59,272

INTEREST RECEIVABLE                                                       420,136

 TOTAL ASSETS                                                             40,392,498

LIABILITIES

PAYABLE FOR FUND SHARES REDEEMED                             $ 103,408

DISTRIBUTIONS PAYABLE                                         34,093

ACCRUED MANAGEMENT FEE                                        19,048

PAYABLE FOR DAILY VARIATION ON FUTURES CONTRACTS              4,781

OTHER PAYABLES AND ACCRUED EXPENSES                           238

 TOTAL LIABILITIES                                                        161,568

NET ASSETS                                                               $ 40,230,930

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 40,675,452

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                        (1,393,925)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 949,403

NET ASSETS, FOR 3,956,413 SHARES OUTSTANDING                             $ 40,230,930

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                  $10.17
SHARE ($40,230,930 (DIVIDED BY) 3,956,413 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1997

INTEREST INCOME                                                        $ 2,294,965

EXPENSES

MANAGEMENT FEE                                             $ 243,371

NON-INTERESTED TRUSTEES' COMPENSATION                       430

 TOTAL EXPENSES BEFORE REDUCTIONS                           243,801

 EXPENSE REDUCTIONS                                         (6,064)     237,737

NET INTEREST INCOME                                                     2,057,228

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      383,785

 FUTURES CONTRACTS                                          3,760       387,545

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      989,373

 FUTURES CONTRACTS                                          23,437      1,012,810

NET GAIN (LOSS)                                                         1,400,355

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 3,457,583
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         AUGUST 31,      AUGUST 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 2,057,228     $ 2,246,488
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                 387,545         (65,632)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     1,012,810       20,555

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          3,457,583       2,201,411
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (2,057,228)     (2,246,488)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                   (13,585)        -

 TOTAL DISTRIBUTIONS                                      (2,070,813)     (2,246,488)

SHARE TRANSACTIONS                                        5,101,188       8,560,569
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            1,626,626       1,705,334

 COST OF SHARES REDEEMED                                  (13,244,371)    (8,353,136)

 REDEMPTION FEES                                          1,270           3,130

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (6,515,287)     1,915,897
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (5,128,517)     1,870,820

NET ASSETS

 BEGINNING OF PERIOD                                      45,359,447      43,488,627

 END OF PERIOD                                           $ 40,230,930    $ 45,359,447

OTHER INFORMATION
SHARES

 SOLD                                                     509,301         859,582

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  162,086         171,384

 REDEEMED                                                 (1,322,135)     (842,420)

 NET INCREASE (DECREASE)                                  (650,748)       188,546


FINANCIAL HIGHLIGHTS
      YEARS ENDED AUGUST 31,                          APRIL 22, 1993
                                                      (COMMENCEMENT
                                                      OF OPERATIONS) TO
                                                      AUGUST 31,

      1997                     1996   1995   1994 E   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING          $ 9.850    $ 9.840    $ 9.640    $ 10.350   $ 10.000
OF PERIOD

INCOME FROM INVESTMENT               .466       .488       .541       .543       .194
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED         .323       .009 D     .198       (.697)     .348
 GAIN (LOSS)

 TOTAL FROM INVESTMENT               .789       .497       .739       (.154)     .542
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME            (.466)     (.488)     (.541)     (.543)     (.194)

 FROM NET REALIZED GAIN              (.003)     -          -          -          -

 IN EXCESS OF NET REALIZED GAIN      -          -          -          (.020)     -

 TOTAL DISTRIBUTIONS                 (.469)     (.488)     (.541)     (.563)     (.194)

REDEMPTION FEES ADDED TO PAID        .000       .001       .002       .007       .002
IN CAPITAL

NET ASSET VALUE, END OF PERIOD      $ 10.170   $ 9.850    $ 9.840    $ 9.640    $ 10.350

TOTAL RETURN B, C                    8.17%      5.12%      8.07%      (1.46)%    5.49%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 40,231   $ 45,359   $ 43,489   $ 41,464   $ 28,941
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE         .55%       .40% F     .15%       .03%       .00% F
NET ASSETS                                                F          F

RATIO OF EXPENSES TO AVERAGE NET     .54% G     .39% G     .15%       .03%       .00%
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INTEREST INCOME TO      4.65%      4.91%      5.71%      5.45%      5.46% A
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              41%        74%        72%        64%        29% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
E EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1997


8. SIGNIFICANT ACCOUNTING
POLICIES.
Spartan Maryland Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures, market discount and capital loss carryforwards. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
9. OPERATING POLICIES.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
10. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $16,887,488 and $22,992,509, respectively.
The market value of futures contracts opened and closed during the period amounted to $9,915,400 and $9,599,089, respectively.
11. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $255 for the period. Effective April 1, 1997 these transaction fees were eliminated.
12. EXPENSE REDUCTIONS.
FMR has entered into an arrangement on behalf of the fund with the fund's custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $6,064 under this arrangement.
13. SUBSEQUENT EVENT.
Effective April 1, 1997 the fund was closed to new investors pending a shareholder vote on a proposal to merge the fund into Fidelity Municipal Income Fund. At the October 6, 1997 shareholder meeting, the proposal did not receive the affirmative vote required to approve the merger. The fund will be reopened on October 23, 1997.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Maryland Municipal Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Spartan Maryland Municipal Income Fund, including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period April 22, 1993 (commencement of operations) to August 31, 1993. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Maryland Municipal Income Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 22, 1993 (commencement of operations) to August 31, 1993, in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 6, 1997
DISTRIBUTIONS


During fiscal year ended 1997, 100% of the fund's income dividends was free from federal income tax and 7.55% of the fund's income dividends was subject to the federal alternative minimum tax.
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on October 6, 1997. The results of the vote taken among shareholders on the proposal before them are listed below.
PROPOSAL 1
To approve an Agreement and Plan of Reorganization between Spartan Maryland Municipal Income Fund and Fidelity Municipal Income Fund.
 # OF % OF
 SHARES VOTED SHARES VOTED
AFFIRMATIVE     1,056,764.850    50.960

AGAINST         953,343.713      45.972

ABSTAIN         63,626.012       3.068

TOTAL           2,073,734.575    100.000

INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
David L. Murphy, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
and
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S MUNICIPAL BOND FUNDS
Aggressive Municipal
Limited Term Municipal Income
Municipal Income
New York Municipal Income
New York Insured Municipal Income
SpartanAggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate
 Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
 Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

SHORT-INTERMEDIATE
MUNICIPAL INCOME
FUND

ANNUAL REPORT
AUGUST 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     24   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    28   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    31   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            32


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The short-term volatility that hit the stock and bond markets in the spring re-emerged in August, and many equity and fixed-income securities retreated from their 1997 highs. Still, the Standard & Poor's 500 Index was up roughly 23% year-to-date through August 31, more than twice its historical annual average. The bond markets have posted moderate returns through the first eight months of the year, primarily influenced by positive news on the inflation front.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997               PAST 1   PAST 5   PAST 10
                                            YEAR     YEARS    YEARS

SPARTAN SHORT-INTERMEDIATE                  5.49%    27.05%   70.98%
MUNICIPAL INCOME

LEHMAN BROTHERS 1-5 YEAR MUNICIPAL          5.75%    N/A      N/A
 BOND INDEX

SHORT-INTERMEDIATE MUNICIPAL DEBT           5.25%    26.40%   76.47%
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year Muncipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 31 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997                 PAST 1   PAST 5   PAST 10
                                              YEAR     YEARS    YEARS

SPARTAN SHORT-INTERMEDIATE MUNICIPAL INCOME   5.49%    4.91%    5.51%

LEHMAN BROTHERS 1-5 YEAR MUNICIPAL            5.75%    N/A      N/A
 BOND INDEX

SHORT-INTERMEDIATE MUNICIPAL DEBT             5.25%    4.80%    5.84%
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19970831 19970909 112421 S00000000000001
             Spartan Short-Int. Muni     LB Municipal Bond
             00404                       LB015
  1987/08/31      10000.00                    10000.00
  1987/09/30       9812.13                     9631.30
  1987/10/31       9729.10                     9665.39
  1987/11/30       9947.82                     9917.76
  1987/12/31      10009.57                    10061.66
  1988/01/31      10197.71                    10420.06
  1988/02/29      10228.70                    10530.20
  1988/03/31      10163.81                    10408.05
  1988/04/30      10215.14                    10487.15
  1988/05/31      10247.60                    10456.84
  1988/06/30      10271.40                    10609.83
  1988/07/31      10316.73                    10679.00
  1988/08/31      10311.55                    10688.40
  1988/09/30      10384.96                    10881.86
  1988/10/31      10448.63                    11073.38
  1988/11/30      10435.14                    10971.95
  1988/12/31      10499.33                    11084.19
  1989/01/31      10561.42                    11313.41
  1989/02/28      10524.00                    11184.33
  1989/03/31      10506.27                    11157.60
  1989/04/30      10567.77                    11422.48
  1989/05/31      10685.35                    11659.72
  1989/06/30      10769.68                    11818.06
  1989/07/31      10877.00                    11978.91
  1989/08/31      10903.85                    11861.63
  1989/09/30      10921.49                    11826.29
  1989/10/31      11006.16                    11970.92
  1989/11/30      11081.93                    12180.41
  1989/12/31      11160.92                    12280.05
  1990/01/31      11166.60                    12221.96
  1990/02/28      11256.63                    12330.74
  1990/03/31      11300.88                    12334.44
  1990/04/30      11282.83                    12245.14
  1990/05/31      11386.42                    12512.45
  1990/06/30      11442.71                    12622.43
  1990/07/31      11534.32                    12807.98
  1990/08/31      11553.46                    12622.01
  1990/09/30      11622.22                    12629.21
  1990/10/31      11708.66                    12858.30
  1990/11/30      11817.34                    13116.88
  1990/12/31      11876.99                    13173.94
  1991/01/31      11986.46                    13350.73
  1991/02/28      12060.05                    13466.88
  1991/03/31      12108.53                    13471.73
  1991/04/30      12222.73                    13650.91
  1991/05/31      12296.34                    13772.26
  1991/06/30      12330.28                    13758.63
  1991/07/31      12414.87                    13926.21
  1991/08/31      12513.58                    14109.62
  1991/09/30      12612.69                    14293.32
  1991/10/31      12696.33                    14421.96
  1991/11/30      12752.58                    14462.20
  1991/12/31      12928.31                    14772.56
  1992/01/31      12983.10                    14806.24
  1992/02/29      13035.06                    14810.98
  1992/03/31      13041.44                    14816.46
  1992/04/30      13126.37                    14948.32
  1992/05/31      13198.83                    15124.27
  1992/06/30      13307.88                    15378.05
  1992/07/31      13512.17                    15839.09
  1992/08/31      13457.55                    15684.65
  1992/09/30      13524.67                    15787.23
  1992/10/31      13523.43                    15632.04
  1992/11/30      13644.99                    15912.01
  1992/12/31      13727.77                    16074.48
  1993/01/31      13865.85                    16261.42
  1993/02/28      14109.89                    16849.60
  1993/03/31      14066.52                    16671.50
  1993/04/30      14133.60                    16839.71
  1993/05/31      14188.39                    16934.35
  1993/06/30      14283.49                    17216.99
  1993/07/31      14294.92                    17239.54
  1993/08/31      14448.74                    17598.47
  1993/09/30      14544.43                    17798.91
  1993/10/31      14570.67                    17833.27
  1993/11/30      14550.89                    17676.15
  1993/12/31      14705.42                    18049.30
  1994/01/31      14803.43                    18255.42
  1994/02/28      14649.82                    17782.61
  1994/03/31      14397.90                    17058.50
  1994/04/30      14452.27                    17203.15
  1994/05/31      14538.27                    17352.31
  1994/06/30      14561.73                    17246.28
  1994/07/31      14691.05                    17562.41
  1994/08/31      14745.50                    17623.17
  1994/09/30      14708.01                    17364.47
  1994/10/31      14656.51                    17056.07
  1994/11/30      14575.09                    16747.70
  1994/12/31      14692.92                    17116.32
  1995/01/31      14855.94                    17605.50
  1995/02/28      15028.50                    18117.47
  1995/03/31      15129.26                    18325.64
  1995/04/30      15183.66                    18347.26
  1995/05/31      15363.02                    18932.72
  1995/06/30      15386.10                    18768.01
  1995/07/31      15472.95                    18945.93
  1995/08/31      15622.72                    19186.16
  1995/09/30      15677.23                    19307.61
  1995/10/31      15764.48                    19588.34
  1995/11/30      15865.44                    19913.31
  1995/12/31      15937.44                    20104.68
  1996/01/31      16041.28                    20256.47
  1996/02/29      16045.82                    20119.74
  1996/03/31      15989.53                    19862.61
  1996/04/30      15996.42                    19806.40
  1996/05/31      16021.46                    19798.48
  1996/06/30      16092.65                    20014.08
  1996/07/31      16183.09                    20196.21
  1996/08/31      16208.61                    20191.36
  1996/09/30      16298.28                    20474.04
  1996/10/31      16406.10                    20705.60
  1996/11/30      16561.85                    21084.52
  1996/12/31      16555.62                    20995.96
  1997/01/31      16615.91                    21035.64
  1997/02/28      16703.57                    21228.75
  1997/03/31      16613.53                    20945.77
  1997/04/30      16672.12                    21121.09
  1997/05/31      16816.94                    21438.75
  1997/06/30      16926.47                    21667.07
  1997/07/31      17139.51                    22267.25
  1997/08/29      17098.35                    22058.61
IMATRL PRASUN   SHR__CHT 19970831 19970909 112424 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Short-Intermediate Municipal Income Fund on August 31, 1987. As the chart shows, by August 31, 1997, the value of the investment would have grown to $17,098 - a 70.98% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,059 - a 120.59% increase.
UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED AUGUST 31,

      1997                     1996   1995   1994   1993

DIVIDEND RETURN               4.38%   4.25%   4.53%   4.43%   4.82%

CAPITAL APPRECIATION RETURN   1.11%   -0.50   1.42%   -2.38   2.53%
                                      %               %

TOTAL RETURN                  5.49%   3.75%   5.95%   2.05%   7.35%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1997            PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      3.57(CENTS)   21.40(CENTS)   42.49(CENTS)

ANNUALIZED DIVIDEND RATE                 4.18%         4.25%          4.25%

30-DAY ANNUALIZED YIELD                  3.86%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   6.03%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.05 over the past one month, $10.00 over the past six months and $9.99 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Amid a backdrop of shifting investor
sentiment and changing
supply/demand conditions, municipal
bonds underperformed their taxable
counterparts for the 12 months
ended August 31, 1997. The Lehman
Brothers Municipal Bond Index - a
broad measure of the overall
municipal bond market - compiled
a total return of 9.25%. In
comparison, the Lehman Brothers
Aggregate Bond Index, a broad
measure of the performance of the
U.S. taxable bond market, returned
10.00%. The first half of the period
was characterized by favorable
supply/demand balances within the
muni market as overall supply was
somewhat low and demand
remained very high. The second half
of the period bore witness to a large
amount of new issuance, however, and
while demand remained high, it took
investors time to digest all the new
bonds. From December on,
investor concerns also centered
around the fast-growing U.S.
economy and the potential actions of
the Federal Reserve Board. The Fed
raised short-term interest rates by
0.25% in late March, and while many
investors had anticipated this rate
hike, bond markets still reacted
negatively. But March showers
brought April flowers to the muni
bond market. Investor demand
increased considerably in late April,
and more favorable economic news
calmed the market's frayed nerves.
From April through the end of the
period, signs of an economic
slowdown, weakened inflationary
pressures and the Fed's "no action"
announcements concerning further
rate hikes resulted in a positive
overall atmosphere.
An interview with Norm Lind, Portfolio Manager of Spartan Short-Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the 12-month period that ended August 31, 1997, the fund had a total return of 5.49%. In comparison, the short-intermediate municipal debt funds average returned 5.25%, as tracked by Lipper Analytical Services, and the Lehman Brothers 1-5 Year Municipal Bond Index returned 5.75% for the same one-year period.
Q. WERE THERE PARTICULAR BONDS THAT HELPED THE FUND'S PERFORMANCE?
A. Bonds issued in New York were among the fund's best performers. For example, New York City general obligation bonds (GOs) - which are backed by the full faith and credit of the city - were helped by the strength of the city's economy. Furthermore, the city's plans to use a newly established authority to issue additional debt other than general obligation debt had two positive implications for New York City bonds. First, market participants expected that the city would not issue a significant amount of additional general obligation debt next year, and would use the new Transitional Financing Authority and other types of municipal bonds to help fund its needs. Second, there were expectations that the Authority would carry a higher credit rating than the city's GO debt, a development that is expected to lower the city's total borrowing costs.
Q. OUTSIDE OF NEW YORK CITY BONDS, WHAT WERE SOME OTHER POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE? WHICH HOLDINGS DETRACTED FROM PERFORMANCE?
A. Bonds appropriated by New York state also performed well on expectations that their credit rating would be upgraded. They also benefited from the same strong economic forces that helped New York City. I can't really point to any specific security or sector that detracted from performance. However, it was a disappointment that I didn't build up the fund's stake in California bonds to a higher level. These bonds did quite well during the past year as California's economic rebound strengthened.
Q. DID YOU CHANGE THE WAY YOU ALLOCATED THE FUND'S INVESTMENTS AMONG SECURITIES WITH VARIOUS MATURITIES?
A. Recently, I sold some bonds in the shorter part of the fund's maturity range - those with maturities of one to three years and bought somewhat longer-term bonds, in the five- to seven-year range. The reason for that move was that very-short-term securities had performed well and were at levels that I felt were fairly valued, meaning their potential for appreciation was limited. By purchasing slightly longer-term bonds, I was able to pick up what I believed to be a fairly significant amount of additional yield, without incurring much additional interest-rate risk. Interest-rate risk is the risk that a security will decline in value as a result of a rise in interest rates.
Q. WHAT FACTORS DO YOU CONSIDER WHEN CHOOSING WHICH STATES ARE
ATTRACTIVE?
A. I look at a large number of factors, including how the state is doing fiscally and economically in its own right and relative to the rest of the nation. But generally speaking, the fund's top five states are those with high state income tax levels. In these states, the demand for municipals is strong, which often is a plus for their prices.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply standpoint, municipals in general appear to be in pretty good shape. Many traditional municipal issuers - such as hospitals and electric utilities - have curtailed their debt needs in light of industry consolidation. The demand for municipal bonds will depend on how attractive investors find municipals relative to other fixed-income and equity choices. I don't expect to see a tremendous amount of additional supply entering the national municipal market. But as always, the municipal bond market's performance largely will be dictated by the direction of interest rates, and it's anyone's guess what will happen from here.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
NORM LIND ON THE FUND'S HIGH
CREDIT QUALITY:
"A MUNICIPAL BOND'S CREDIT RATING
IS A REFLECTION OF HOW MAJOR CREDIT
RATING AGENCIES VIEW THE ISSUER'S
CREDIT HISTORY AND ITS ABILITY TO
REPAY ITS DEBT OBLIGATIONS. THOSE
RATINGS CAN RANGE FROM AAA AT
THE HIGH END TO CAA ON THE LOW
END, WHICH ARE CONSIDERED
BELOW-INVESTMENT-GRADE OR `JUNK'
BONDS. WHILE ALL OF THE FUND'S
HOLDINGS WERE DEEMED INVESTMENT
GRADE AT THE END OF THE PERIOD, I
CHOSE TO CONCENTRATE ON THE UPPER
TIERS OF THE INVESTMENT-GRADE
SPECTRUM - THOSE RATED A OR HIGHER
BY MOODY'S INVESTORS SERVICES.
ALTHOUGH BAA-RATED BONDS OFFERED
SLIGHTLY HIGHER YIELDS, I DIDN'T THINK
THAT THEY OFFERED ENOUGH
ADDITIONAL REWARD IN THE WAY OF
INCOME FOR THEIR ADDED CREDIT RISK.
IN FACT, THE DIFFERENCE IN YIELD
BETWEEN AN AAA-RATED BOND AND A
BAA-RATED BOND WAS AS SMALL AS I'VE
SEEN IT THIS DECADE. UNTIL
BAA-RATED BONDS OFFER WHAT I
BELIEVE TO BE MORE ATTRACTIVE LEVELS
OF INCOME, I'M LIKELY TO CONTINUE
EMPHASIZING HIGHER-RATED
SECURITIES."
FUND FACTS
GOAL: TO PROVIDE HIGH
CURRENT INCOME EXEMPT
FROM FEDERAL TAXES
FUND NUMBER: 404
TRADING SYMBOL: FSTFX
START DATE: DECEMBER 24, 1986
SIZE: AS OF AUGUST 31, 1997,
MORE THAN $725 MILLION
MANAGER: NORM LIND, SINCE
1995; MANAGER, VARIOUS
FIDELITY AND SPARTAN
MUNICIPAL INCOME FUNDS;
JOINED FIDELITY IN 1986
(CHECKMARK)
INVESTMENT CHANGES


TOP FIVE STATES AS OF AUGUST 31, 1997
                % OF FUND'S    % OF FUND'S INVESTMENTS
                INVESTMENTS    IN THESE STATES
                               6 MONTHS AGO

NEW YORK        20.2           21.7

MASSACHUSETTS   9.7            10.4

TEXAS           7.4            6.8

FLORIDA         6.4            6.2

CALIFORNIA      5.5            3.0

TOP FIVE SECTORS AS OF AUGUST 31, 1997
                        % OF FUND'S    % OF FUND'S INVESTMENTS
                        INVESTMENTS    IN THESE SECTORS
                                       6 MONTHS AGO

GENERAL OBLIGATION      26.8           22.4

ESCROWED/PRE-REFUNDED   21.1           24.4

EDUCATION               19.1           20.5

ELECTRIC REVENUE        11.9           12.2

SPECIAL TAX             6.0            5.2

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1997
              6 MONTHS AGO

YEARS   3.2   3.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1997
              6 MONTHS AGO

YEARS   2.9   3.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1997 AS OF FEBRUARY 28, 1997
ROW: 1, COL: 1, VALUE: 89.40000000000001
ROW: 1, COL: 2, VALUE: 7.4
ROW: 1, COL: 3, VALUE: 0.6000000000000001
ROW: 1, COL: 4, VALUE: 2.6
AAA, AA, A 89.2%
BAA 5.9%
NON-RATED 0.0%
SHORT-TERM
INVESTMENTS 4.9%
AAA, AA, A 89.4%
BAA 7.4%
NON-RATED 0.6%
SHORT-TERM
INVESTMENTS 2.6%
ROW: 1, COL: 1, VALUE: 89.2
ROW: 1, COL: 2, VALUE: 5.9
ROW: 1, COL: 3, VALUE: 0.0
ROW: 1, COL: 4, VALUE: 4.9
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS AUGUST 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 97.4%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ALASKA - 0.7%
Alaska Student Loan Corp. Student Loan Rev. Series A (b):
5.55% 7/1/03 (AMBAC Insured)   $ 1,000 $ 1,031
 5% 7/1/03 (AMBAC Insured)    500  503
 5.10% 7/1/04 (AMBAC Insured)    2,300  2,317
North Slope Borough (Cap. Appreciation)
Series A, 0% 6/30/99 (MBIA Insured)    1,500  1,388
  5,239
ARIZONA - 2.1%
Arizona Univ. Rev. (Board of Regents) Series B,
6.90% 6/1/16 (Pre-Refunded to 6/1/00 @ 102) (c)   1,000  1,089
Maricopa County Series C, 8.90% 7/1/99
(Escrowed to Maturity) (c)    4,000  4,325
Maricopa County School Dist. (Cap. Appreciation)
#4 Rfdg. (Mesa Unified) 0% 7/1/98, (FGIC Insured)   2,600  2,516
Maricopa County School Dist. (Cap. Appreciation)
#28 Rfdg. (Kyrene Elem.) 0% 7/1/98, (FGIC Insured)   3,340  3,233
Phoenix Civic Impt. Corp. Excise Tax Rev. Rfdg.
(Arpt. Impts.) Series A (b):
 5.60% 7/1/99    3,240  3,313
  5.85% 7/1/01    1,000  1,050
  15,526
ARKANSAS - 1.3%
Arkansas Student Loan Auth. Rev. Sr. Series A-1(b):
6.05% 6/1/02    4,700  4,952
 6.05% 12/1/02    4,455  4,717
  9,669
CALIFORNIA - 4.6%
California Dept. of Wtr. Resources Central Valley Proj. Rev.
Rfdg. (Wtr. Sys.) Series T (a):
 5% 12/1/99    8,000  8,150
  5% 12/01/00    4,000  4,090
California Rural Home Mtg. Fin. Auth. Lease Rev. Series A,
4.45% 8/1/01 (MBIA Insured)    3,500  3,513
Clovis Unified School Dist. Spl. Tax (Cap Appreciation)
Series B, 0% 8/1/00 (MBIA Insured)    5,725  5,052
Contra Costa School Fing. Auth. Rev. (Vista Unified School
Dist.) (Cap. Appreciation) 0% 9/1/00 (FSA Insured)
(Escrowed to Maturity) (c)    1,325  1,166
Los Angeles Dept. of Wtr. & Pwr. Rev. (Elec. Plant)
Second Issue:
 9% 10/15/00    1,300  1,477
  9% 10/15/01    2,000  2,345
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Rosemead Redev. Agcy.
(Sub. Lien Tax Allocation Proj. Area 1) (c):
 0% 10/1/98 (Escrowed to Maturity)   $ 1,000 $ 959
  0% 10/1/99 (Escrowed to Maturity)    2,205  2,023
San Bernardino County Ctfs. of Prtn. Rfdg.
(Med. Ctr. Fing. Proj.) 4.75% 8/1/00    4,000  4,020
Santa Ana Commty. Redev. Agcy. Tax Allocation
(Santa Ana Redev. Proj. Area) Series B, 6.50% 12/15/14
(Pre-Refunded to 12/15/00 @ 102) (c)    1,195  1,273
  34,068
COLORADO - 0.6%
Denver City & County Arpt. Rev. Rfdg. (b):
Series C, 5.10% 11/15/01    1,160  1,170
 Series D, 5% 11/15/98    2,000  2,015
Pueblo Wtr. Rfdg. Series 1984 B, 9.50% 11/1/98
(MBIA Insured)    1,285  1,346
  4,531
CONNECTICUT - 1.2%
Connecticut  Gen. Oblig. Series C, 7% 9/15/02
(Pre-Refunded to 9/15/00 @ 102) (c)    2,235  2,447
Connecticut Spl. Assessment Unemployment
Compensation Advanced Fund Rev. Rfdg. 5.50% 5/15/00
(AMBAC Insured)    6,000  6,188
  8,635
DISTRICT OF COLUMBIA - 0.6%
District of Columbia Gen. Oblig. Rfdg. Series A:
4.65 6/1/02 (MBIA Insured)    3,250  3,250
 7.50% 6/1/10 (AMBAC Insured)
 (Pre-Refunded to 6/1/00 @ 102) (c)    1,000  1,098
  4,348
FLORIDA - 6.4%
Dade County Aviation Rev. Rfdg. (Miami Int'l. Arpt.)
Series A, 5.25% 10/1/01 (FSA Insured) (b)    3,500  3,600
Dade County School Dist. 6.875% 8/1/00 (MBIA Insured)   5,910  6,353
Florida Dept. of Trans. Gen. Oblig. 6.50% 7/1/02    1,975  2,155
Florida Div. Board. Fin. Dept. Gen. Svcs. Rev.
(Dept. Natural Resources-Preservation 2000) Series A,
5.75% 7/1/99 (MBIA Insured)    3,500  3,601
Hillsborough County Aviation Auth. Rev. (Tampa Int'l. Arpt.)
Series B, 7.10% 10/1/09 (AMBAC Insured)
(Pre-Refunded to 10/1/99 @ 102) (c)    2,000  2,158
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FLORIDA - CONTINUED
Jacksonville Elec. Auth. Rev.:
5.20% 7/1/01 (Escrowed to Maturity) (c)   $ 1,720 $ 1,752
 Rfdg. (St. John River) Issue 2 Series 10, 6.50% 10/1/03   1,500
1,663
Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub. Lien):
6.25% 10/1/00 (FGIC Insured)    9,175  9,703
 6.25% 10/1/01 (FGIC Insured)    9,255  9,914
Orlando Util. Commission. Wtr. & Elec. Rev. Sub. Series C,
7% 10/1/23 (Pre-Refunded to 10/1/99 @102) (c)   3,260  3,509
St. Petersburg Excise Tax Rev. Rfdg. 3.80% 10/1/98
(FGIC Insured)    1,300  1,299
Sarasota Wtr. & Swr. Util. Rev. Rfdg. 6.25% 10/1/01
(FGIC Insured)    1,210  1,298
  47,005
GEORGIA - 1.9%
Atlanta Arpt. Facs. Rev. Rfdg. 5% 1/1/01 (AMBAC Insured)   1,500
1,530
Georgia Gen. Oblig.:
Series B, 6.25% 4/1/00    4,500  4,719
 Series D, 6.80% 8/1/01    1,500  1,633
 Series F, 6.50% 12/1/01    2,800  3,038
Monroe County Dev. Auth. Poll. Cont. Rev. Rfdg.
(Oglethorpe Pwr. Scherer) Series A,
6.05% 1/1/02 (MBIA Insured)    2,825  2,995
  13,915
HAWAII - 1.1%
Hawaii Arpts. Sys. Rev. 2nd Series, 7.40% 7/1/02
(FGIC Insured) (b)    1,000  1,095
Hawaii Gen. Oblig. Series CN:
6.25% 3/1/02 (FGIC Insured)    2,000  2,143
 6.25% 3/1/03 (FGIC Insured)    1,500  1,626
Hawaii Gen. Oblig. Unltd. Tax Series BS, 7.25%  9/1/08
(Pre-Refunded to 9/1/00 @ 101) (c)    3,000  3,280
  8,144
INDIANA - 2.3%
Indianapolis Resource Recovery Rev. Rfdg.
(Ogden Martin Sys. Inc., Proj.):
 6% 12/1/00 (AMBAC Insured)    3,315  3,464
  6.50% 12/1/01 (AMBAC Insured)    5,785  6,219
  6% 12/1/02 (AMBAC Insured)    6,780  7,365
  17,048
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
KENTUCKY - 1.9%
Kentucky Prop. & Bldgs. Commission Rev. Rfdg. 6% 11/1/00  $ 9,000 $
9,439
Owensboro Elec. Lt. & Pwr. Rev. Rfdg. Series B,
0% 1/1/01 (AMBAC Insured)    5,450  4,707
  14,146
LOUISIANA - 2.6%
Louisiana Gen. Oblig. Rfdg. Series A,
6% 8/1/01 (FGIC Insured)    4,000  4,230
Louisiana Pub. Facs. Auth. Rev.:
 (Student Loan) Sr. Series A-1, 6.20% 3/1/01    2,290  2,390
 (Supplemental Student Loan):
 Series B, 8.125% 12/1/99 (AMBAC Insured)
  (BPA The First Nat'l Bank of Chicago)    7,900  8,443
  Series C, 8.125% 12/1/99 (AMBAC Insured)
  (BPA The First Nat'l Bank of Chicago)    3,755  4,013
  19,076
MARYLAND - 2.1%
Maryland Gen. Oblig. 1st Series, 6.60% 3/1/00    2,000  2,109
Maryland State & Local Facs. 1st Series, 5% 3/1/01   11,185  11,437
Montgomery County Consolidated Pub. Impt. Series A,
7% 4/1/07 (Pre-Refunded to 4/1/00 @ 102) (c)   2,000  2,173
  15,719
MASSACHUSETTS - 9.7%
Massachusetts Bay Trans. Auth. Series B, 7.60% 3/1/01   3,500  3,850
Massachusetts Consolidated Loan Series A, 4.25% 3/1/99   2,000  1,998
Massachusetts Gen. Oblig.:
 Series B, 9.25% 7/1/00    4,500  5,074
 Series B, 6.50% 6/1/13
 (Pre-Refunded to 6/1/02 @ 101) (c)    2,000  2,195
 Series C, 6.75% 8/1/06
 (Pre-Refunded to 8/1/01 @ 102) (c)    1,000  1,104
Massachusetts Health & Edl. Facs. Auth. Rev. Rfdg.
(Fairview Extended Care) Series B, 4.55% 7/14/02
(MBIA Insured) LOC BankBoston, N.A    4,000  4,000
Massachusetts Ind. Fin. Agcy. Rev.:
 Rfdg. (Morton Hosp. & Med. Ctr.) Series A, 8.75% 7/1/11
 (Pre-Refunded to 7/1/99 @ 102) (c)    3,700  4,033
 (Massachusetts Biomedical Research):
 Series A-1, 7.10% 8/1/99    2,655  2,748
  (Cap. Appreciation) Series A-1, 0% 8/1/00    4,510  3,952
Massachusetts Tpk. Auth. (Guaranteed BAN)
Series A, 5% 6/1/99    1,265  1,282
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MASSACHUSETTS - CONTINUED
Massachusetts Wtr. Resources Auth.:
 Rfdg. Series C, 5.25% 12/1/01   $ 2,000 $ 2,073
 Series A, 7.125% 4/1/00    1,500  1,598
New England Ed. Loan Marketing Corp. Rfdg.
(Massachusetts Student Loan):
  Sr. Issue D:
  6% 9/1/99    7,000  7,228
   6.20% 9/1/00    1,100  1,152
  Series B, 5.40% 6/1/00    8,500  8,681
  Series E, 5% 7/1/99    20,400  20,627
  71,595
MICHIGAN - 1.6%
Detroit Convention Facs. Rev. Rfdg. (Cobo Hall
Expansion Proj.):
 4.75% 9/30/00    5,220  5,259
  4.80% 9/30/01    1,000  1,006
Michigan Hosp. Fin. Auth. Rev. Rfdg. (Mercy Health Svcs):
Series S, 5.75% 8/15/05    1,275  1,347
 Series T, 5.75% 8/15/05    3,070  3,243
Utica Commty. Schools Bldg. & Site Rfdg. 4.10% 5/1/98
(FGIC Insured)    1,000  1,002
  11,857
MINNESOTA - 1.6%
Maplewood Health Care Facs. Rev. (Health East Proj.)
5.70% 11/15/02    1,000  1,023
Minneapolis Gen. Oblig.:
(Cap. Appreciation) Series B, 0% 12/1/02    1,300  1,032
 Various Purpose 6.80% 8/1/02
 (Pre-Refunded to 8/1/00 @ 100) (c)    2,500  2,672
Minneapolis Gen. Oblig. Unltd. Tax:
6.40% 8/1/01    1,310  1,408
 5.60% 10/1/02    1,500  1,584
Minneapolis Rfdg. (Sports Arena Proj.) 0% 12/1/03   500  378
Minneapolis Unltd. Tax Series B, (Cap. Appreciation)
(Sports Arena Proj.):
 0% 12/01/04    1,500  1,076
  0% 12/01/05    1,500  1,028
Northern Minnesota Muni Pwr. Agcy. Elec. Sys. Rev. Rfdg.
Series A, 7.10% 1/1/98    1,300  1,313
  11,514
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MONTANA - 1.7%
Montana Higher Ed. Student Loan Assistance Corp.
Student Loan Rev. (b):
  Sr. Series A, 4.75% 12/1/98  $ 500 $ 504
  Series B:
  6.20% 12/1/97    3,905  3,927
   6.40% 6/1/98    3,515  3,569
   6.40% 12/1/98    4,035  4,136
   6.60% 12/1/99    470  491
  12,627
NEBRASKA - 0.4%
Nebraska Pub. Pwr. Dist. Rev. 5.40% 7/1/01    3,085  3,193
NEVADA - 0.4%
Clark County Flood Cont. Group 1, 6% 11/1/01    1,000  1,056
Clark County Hwy. Impt. Rev. (Motor Vehicle Fuel Tax)
5% 7/1/01 (AMBAC Insured)    2,000  2,040
  3,096
NEW JERSEY - 1.6%
New Jersey Gen. Oblig. 6.25% 1/15/01    1,500  1,588
New Jersey Health Care Facs. Fing. Auth. Rev. Rfdg.
(Atlantic City Med. Ctr.) Series C, 6.45% 7/1/02    3,500  3,714
New Jersey Trans. Corp. Cap. Grant Anticipation Notes
Series A, 4.625% 9/1/99    2,675  2,692
New Jersey Trans. Corp. Series A, 5.40% 9/1/02
(FSA Insured)    3,700  3,834
  11,828
NEW MEXICO - 1.6%
Albuquerque Arpt. Rev. Rfdg.:
 6.25% 7/1/98 (AMBAC Insured) (b)    510  519
 6.25% 7/1/99 (AMBAC Insured) (b)    540  558
 6.25% 7/1/00 (AMBAC Insured) (b)    660  691
 6.25% 7/1/01 (AMBAC Insured) (b)    980  1,038
 7.35% 7/1/01 (AMBAC Insured)    1,015  1,046
New Mexico Edl. Assistance Foundation Student Loan Rev. Sr.
Series IV-A1 (b):
 6.40% 3/1/03     4,785  5,024
  6.50% 3/1/04     2,940  3,094
  11,970
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NEW YORK - 20.2%
Metropolitan Trans. Auth. (c):
 Svc. Contract (Commuter Facs.):
 Series 3, 7.50% 7/1/16
  (Pre-Refunded to 7/1/00 @ 102)  $ 2,750 $ 3,032
  Series 4, 8% 7/1/08
  (Pre-Refunded to 7/1/00 @ 101.50)    2,790  3,104
 Svc. Contract (Transit Facs.) Series 4,
 8% 7/1/08 (Pre-Refunded to 7/1/00 @ 101.50)   2,050  2,281
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev.
Series 93-B, 6.5% 6/15/20 (Pre-Refunded to
6/15/02 @ 101) (c)    2,000  2,195
New York City Rfdg. Series E:
Muni. Assistance Corp. 5.5% 7/1/00    1,000  1,033
 5.50% 7/1/01    20,400  21,191
New York City Gen. Oblig.:
 Rfdg. Series A, 5.70% 8/1/02    1,500  1,562
 Rfdg. Series D, 6.60% 2/1/03    1,000  1,085
 Rfdg. Series H, 5.40% 8/1/04    3,585  3,693
 Rfdg. Series H, 7.87% 8/1/00
 (Escrowed to Maturity) (c)    2,500  2,747
 Series F, 8.10% 11/15/99    3,290  3,545
 Series H, 6.90% 2/1/01 (Escrowed to Maturity) (c)   1,245  1,346
 Series H, 6.90% 2/1/01    1,790  1,920
 Series J, 6% 2/15/04    3,000  3,180
 Series L, 4.75% 8/1/98    3,700  3,725
New York State Dorm. Auth. Rev. Lease (State Univ.
 Dorm. Facs.) 5% 7/1/99 (AMBAC Insured)    8,885  9,007
New York State Dorm. Auth. Rev. (c):
(City Univ. Sys. Consolidated) Series A, 7.625% 7/1/20
 (Pre-Refunded to 7/1/00 @ 102)    9,550  10,565
 (City Univ. Sys.) Series F, 7.875% 7/1/17
 (Pre-Refunded to 7/1/00 @102)    4,650  5,179
 (Mental Health Services Facs.) Series A, 6% 2/15/01
 (Pre-Refunded to 7/1/00 @ 102)    1,500  1,569
New York State Local Gov't. Assistance Corp.:
Series B, 7.50% 4/1/20
 (Pre-Refunded to 4/1/01 @ 102) (c)    20,000  22,450
 Series B, 7% 4/1/21 (Pre-Refunded to 4/1/01 @ 100) (c)   5,150  5,607
 Series D, 7% 4/1/18 (Pre-Refunded to 4/1/02 @ 102) (c)   8,700  9,766
 Rfdg. Series A, 5.50% 4/1/04 (AMBAC Insured)   2,700  2,842
New York State Med. Care Facs. Fin. Agcy. Rev. Mgmt.
(St. Lukes Hosp.) 7.45% 2/15/29
(Pre-Refunded to 2/15/00 @ 102) (c)    4,100  4,484
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NEW YORK - CONTINUED
New York State Med. Care Facs. Fin. Agcy. Rev.
(Mental Health Svc. Facs.) Series C, 7.30% 2/15/21
(Pre-Refunded to 2/15/00 @ 102) (c)  $ 1,785 $ 2,008
New York State Thruway Auth. Svc. Contract Rev. Local
Hwy. & Bridge:
 6% 4/1/01    1,100  1,150
  5.40% 4/1/03    2,750  2,833
  6% 4/1/03    2,300  2,435
New York State Urban Dev. Corp. Rev. (c):
 (Attica Proj.) 7.50% 4/1/20
 (Pre-Refunded to 4/1/01 @ 102)     8,000  8,980
 (Correctional Cap. Facs.) Series 1, 7.75% 1/1/14
 (Pre-Refunded to 1/1/00 @ 102)     4,000  4,390
  148,904
NORTH CAROLINA - 2.1%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Rfdg.:
Series A:
  5% 1/1/98    1,500  1,503
  5.20% 1/1/01    3,000  3,038
  7.875% 1/1/02    8,000  8,930
 Series B, 5.50% 1/1/02    1,000  1,025
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.
Rfdg. 5.75% 1/1/02    1,000  1,036
  15,532
OHIO - 2.4%
Cleveland Wtrwks. Rev. Rfdg. & Impt. (1st Mtg.)
6% 1/1/01 (MBIA Insured)    4,000  4,210
Franklin County Hosp. Rev. Rfdg. & Impt. (Riverside
United Hosp.) Series B, 7.60% 5/15/20
(Pre-Refunded to 5/15/00 @102) (c)    6,550  7,238
Franklin County Ltd. Tax (Courthouse) 6.375% 12/1/17
(Pre-Refunded to 12/1/01 @ 102) (c)    3,800  4,156
Ohio Bldg. Auth. State Facs. (Administration Bldg. Fund Proj.)
Series A, 5.5% 10/1/01    2,175  2,273
  17,877
PENNSYLVANIA - 1.9%
Erie County School Dist. (Cap. Appreciation) (c):
0% 6/1/98 (Escrowed to Maturity)    905  880
 0% 12/1/98 (Escrowed to Maturity)    1,770  1,688
Pennsylvania Higher Ed. Facs. Auth. Health Svcs. Rev. Rfdg.
(Penn. Univ.) Series A, 5.125% 1/1/01    4,000  4,085
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
PENNSYLVANIA - CONTINUED
Philadelphia Wtr. & Swr. Rev. 16th Series, 7% 8/1/21
(FSA Insured) (Pre-Refunded to 8/1/01 @ 102) (c)  $ 1,000 $ 1,111
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Rfdg.
Series A, 6.50% 9/1/14 (FGIC Insured)
(Pre-Refunded to 9/1/01 @ 102) (c)    2,000  2,190
Somerset County Gen. Auth. Commonwealth Lease Rev.
6.25% 10/15/11 (FGIC Insured)
(Pre-Refunded to 10/15/01 @ 100) (c)    4,000  4,285
  14,239
PUERTO RICO - 0.7%
Puerto Rico Commonwealth Pub. Impt. Rfdg.
5.50% 7/1/99    5,000  5,106
RHODE ISLAND - 1.9%
Rhode Island Student Loan Auth. Student Loan Rev. Rfdg.
Series A, 6% 12/1/97    14,000  14,068
SOUTH CAROLINA - 3.2%
Richland County School Dist. #2 Series B, 5.60% 3/1/02
(MBIA Insured)    1,100  1,152
South Carolina Cap. Impt. Series A, 5.75% 3/1/03   3,650  3,883
South Carolina Ed. Assistance Auth. Rev. (b):
(Insured Student Loan) 6.60% 9/1/99    2,845  2,969
 (Insured Student Loan) 6.30% 9/1/01    1,400  1,484
 Rfdg. (Guaranteed Student Loan) Sub. Lien Series B,
 5% 9/1/99    7,045  7,151
South Carolina Pub. Svc. Auth. Rev. Rfdg.:
(Santee Cooper) Series B, 6.50% 7/1/26
 (Pre-Refunded to 7/1/01 @ 102) (c)    4,145  4,534
 Series A, 6.25% 1/1/01 (AMBAC Insured)    2,005  2,120
  23,293
SOUTH DAKOTA - 0.5%
South Dakota Student Loan Fin. Corp. Student Loan Rev.
Series A, 5.70% 8/1/99 (b)    3,575  3,660
TENNESSEE - 0.8%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Rfdg.
Series A (a)(b):
 5.25% 2/15/01 (MBIA Insured)    800  816
  5.25% 2/15/02 (MBIA Insured)    1,000  1,023
Metropolitan Nashville Arpt. Auth. Arpt. Rev. Series A,
6.25% 7/1/00 (FGIC Insured) (b)    2,000  2,093
Tennessee Gen. Oblig. Series B, 6.10% 6/1/00    1,425  1,494
  5,426
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
TEXAS - 7.1%
Alamo Commty. College Dist. Rfdg. (Cap. Appreciation):
0% 2/15/99 (AMBAC Insured)  $ 2,530 $ 2,383
 0% 2/15/00 (AMBAC Insured)    3,350  3,015
Alief Independent School Dist. Rfdg. (Cap. Appreciation)
0% 2/15/02 (PSF Guaranteed)    1,000  819
Brazos Higher Ed. Auth. Inc. Student Loan Rev. Rfdg. (b):
Series A-1, 5.70% 12/1/99    1,385  1,414
 Series C-1, 5.15% 6/1/99    7,875  7,964
Colorado River Muni. Wtr. Dist. Wtr. Rev.
(Wtr. Transmission Facs. Proj.) 8.50% 1/1/01    2,200  2,472
Conroe Independent School Dist. School House & Rfdg.
0% 2/1/00 (MBIA Insured) (Escrowed to Maturity) (c)   1,190  1,072
Corpus Christi Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 8/15/01 (PSF Guaranteed)    1,600  1,346
Dallas County Gen. Oblig. 7% 8/15/01    1,750  1,921
Deer Park Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 2/15/03 (PSF Guaranteed)   2,240  1,744
Fort Worth Gen. Oblig. Series A, 6% 3/1/01    5,000  5,256
Harris County Toll Road Sub. Lien. Rev. Unltd.
Tax Rfdg. (Cap. Appreciation) 0% 8/1/01    3,490  2,923
San Antonio Rfdg. Gen. Impt. 5.50% 8/1/02 (a)    2,875  2,947
San Antonio Elec. & Gas Rev. Rfdg. 5.25 2/1/01    3,500  3,596
Texas A&M Univ. Rev. Rfdg. (Fing. Sys.) (a):
5% 5/15/00    1,000  1,006
 5.25% 5/15/01    2,300  2,337
Texas Gen. Oblig. Superconducting (Cap. Appreciation)
Series C, 0% 4/1/02 (FGIC Insured)    2,750  2,238
Texas Pub. Fin. Auth. Rfdg. (Cap. Appreciation)
Series A, 0% 10/1/01 (AMBAC Insured)    9,000  7,515
  51,968
UTAH - 4.5%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
 Rfdg. (Cap. Appreciation) Series B:
 0% 7/1/00 (MBIA Insured)    3,500  3,089
  0% 7/1/01 (AMBAC Insured)    5,000  4,213
  0% 7/1/15 (AMBAC Insured)
  (Pre-Refunded to 7/1/00 @ 101) (c)    7,500  6,683
 Series B, 5.50% 7/1/01 (MBIA Insured)    13,825  14,343
 Series C, 6% 7/1/01 (MBIA Insured)    2,000  2,110
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
UTAH - CONTINUED
Provo City Energy Sys. Rev. Series A, 7.625% 11/1/12
(FGIC Insured) (Pre-Refunded to11/1/99 @ 100) (c)  $ 1,000 $ 1,073
Salt Lake Wtr. & Swr. Rev. Rfdg. 6% 2/1/01
(AMBAC Insured)    1,650  1,737
  33,248
VERMONT - 0.4%
Vermont Student Assistance Corp. Edl. Loan Rev. Rfdg.
(Fing. Prog.) Series A, 6.35% 6/15/99
(AMBAC Insured)    2,500  2,588
VIRGINIA - 1.3%
Fairfax County Pub. Impt. Series A, 5.50% 6/1/99    1,000  1,023
Richmond Pub. Impt. Series A, 6.50% 1/15/06
(Pre-Refunded to 1/15/01 @ 102) (c)    1,500  1,628
Virginia Commonwealth Gen. Oblig. 5% 6/1/00    6,965  7,122
  9,773
WASHINGTON - 1.9%
Clark County Pub. Util. Dist. #1 Generating Sys. Rev.
6% 1/1/02 (FGIC Insured)    2,000  2,117
Washington Gen. Oblig.:
 Rfdg. R-96B, 5.50% 7/1/03    1,000  1,053
 Series 96-A, 6.75% 7/1/01    3,780  4,101
Washington Pub. Pwr. Supply Sys. Rev. Rfdg.
Nuclear Proj. #1 Series A:
 7.25% 7/1/99    2,760  2,891
  6.50% 7/1/02    1,000  1,080
Washington Pub. Pwr. Supply Sys. Rev. Rfdg.
Nuclear Proj #2 Series A, 6.50% 7/1/02    2,220  2,398
  13,640
WISCONSIN - 0.5%
Wisconsin Gen. Oblig.:
 Series B, 4.25% 5/1/99    2,000  2,005
 Series C, 5.25% 5/1/01    1,370  1,411
  3,416
TOTAL MUNICIPAL BONDS
(Cost $708,278)   717,487
MUNICIPAL NOTES - 1.5%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - 0.9%
Sacramento County TRAN 4.5% 9/30/98   $ 7,000 $ 7,043
OHIO - 0.3%
Franklin County Hosp. Rev. Rfdg. & Impt. (US Healthcare
Corp. Columbus) Series C, 4.10% tender 6/1/98 LOC
Morgan Guaranty Trust Co    2,000  2,000
TEXAS - 0.3%
Texas Gen. Oblig. TRAN Series A,
4.75% 8/31/98    2,000  2,018
TOTAL MUNICIPAL NOTES
(Cost $11,058)   11,061
CASH EQUIVALENTS - 1.1%
 SHARES
Municipal Central Cash Fund (d)(e)
(Cost $8,474)    8,473,654  8,474
TOTAL INVESTMENT - 100%
(Cost $727,810)  $ 737,022
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
TRAN - Tax and Revenue Anticipation Notes
LEGEND
6. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
7. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
8. Security collateralized by an amount sufficient to pay interest and principal.
9. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.55% The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
10. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 84.4% AAA, AA, A 77.2%
Baa 7.4% BBB  9.5%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 0.6%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  26.8%
Escrowed/Pre-Refunded  21.1
Education  19.1
Electric Revenue  11.9
Special Tax  6.0
Others (individually less than 5%)   15.1
TOTAL  100.0%
INCOME TAX INFORMATION
At August 31, 1997, the aggregate cost of investment securities for income tax purposes was $727,816,000. Net unrealized appreciation aggregated $9,206,000, of which $9,466,000 related to appreciated investment securities and $260,000 related to depreciated investment securities.
At August 31, 1997, the fund had a capital loss carryforward of approximately $5,406,000 of which $4,494,000, and $ $912,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 (EXCEPT PER-SHARE AMOUNT) AUGUST 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $727,810) -                   $ 737,022
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                         3,697

INTEREST RECEIVABLE                                                     9,939

OTHER RECEIVABLES                                                       2

 TOTAL ASSETS                                                           750,660

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 3,409
REGULAR DELIVERY

 DELAYED DELIVERY                                             20,315

PAYABLE FOR FUND SHARES REDEEMED                              521

DISTRIBUTIONS PAYABLE                                         402

ACCRUED MANAGEMENT FEE                                        337

OTHER PAYABLES AND ACCRUED EXPENSES                           8

 TOTAL LIABILITIES                                                      24,992

NET ASSETS                                                             $ 725,668

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                        $ 722,258

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                   (5,802)
INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS               9,212

NET ASSETS, FOR 72,303 SHARES OUTSTANDING                              $ 725,668

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                $10.04
SHARE ($725,668 (DIVIDED BY) 72,303 SHARES)


STATEMENT OF OPERATIONS
 YEAR ENDED AUGUST 31, 1997

INTEREST INCOME                                                      $ 35,368

EXPENSES

MANAGEMENT FEE                                             $ 4,041

NON-INTERESTED TRUSTEES' COMPENSATION                       12

 TOTAL EXPENSES BEFORE REDUCTIONS                           4,053

 EXPENSE REDUCTIONS                                         (9)       4,044

NET INTEREST INCOME                                                   31,324

REALIZED AND UNREALIZED GAIN (LOSS)                                   1,491
NET REALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON               6,297
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                       7,788

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                      $ 39,112
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          AUGUST 31,   AUGUST 31,
                                                          1997         1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 31,324     $ 35,998
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  1,491        4,480

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      6,297        (8,617)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           39,112       31,861
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME     (31,324)     (35,998)

SHARE TRANSACTIONS                                         249,129      245,045
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             26,370       30,960

 COST OF SHARES REDEEMED                                   (348,515)    (389,809)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM      (73,016)     (113,804)
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (65,228)     (117,941)

NET ASSETS

 BEGINNING OF PERIOD                                       790,896      908,837

 END OF PERIOD                                            $ 725,668    $ 790,896

OTHER INFORMATION
SHARES

 SOLD                                                      24,897       24,534

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   2,638        3,101

 REDEEMED                                                  (34,878)     (39,055)

 NET INCREASE (DECREASE)                                   (7,343)      (11,420)


FINANCIAL HIGHLIGHTS

      YEARS ENDED AUGUST 31,                          EIGHT MONTHS   YEAR ENDED
                                                      ENDED          DECEMBER 31,
                                                      AUGUST 31,

      1997                     1996   1995   1994 D   1993           1992



SELECTED PER-SHARE DATA

NET ASSET VALUE,               $ 9.930    $ 9.980   $ 9.840   $ 10.090   $ 9.880    $ 9.780
BEGINNING OF PERIOD

INCOME FROM INVESTMENT          .425       .418      .429      .443       .303       .490
OPERATIONS
 NET INTEREST INCOME

 NET REALIZED                   .110       (.050)    .140      (.240)     .210       .100
 AND UNREALIZED
 GAIN (LOSS)

 TOTAL FROM INVESTMENT          .535       .368      .569      .203       .513       .590
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST              (.425)     (.418)    (.429)    (.443)     (.303)     (.490)
 INCOME

 IN EXCESS OF NET               -          -         -         (.010)     -          -
 REALIZED GAIN

 TOTAL DISTRIBUTIONS            (.425)     (.418)    (.429)    (.453)     (.303)     (.490)

NET ASSET VALUE,               $ 10.040   $ 9.930   $ 9.980   $ 9.840    $ 10.090   $ 9.880
END OF PERIOD

TOTAL RETURN B, C               5.49%      3.75%     5.95%     2.05%      5.25%      6.18%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD      $ 726      $ 791     $ 909     $ 1,083    $ 967      $ 659
(IN MILLIONS)

RATIO OF EXPENSES TO            .55%       .54%      .55%      .47%       .55% A     .55%
AVERAGE NET ASSETS                        E                   E

RATIO OF NET INTEREST           4.25%      4.17%     4.38%     4.45%      4.55% A    4.95%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE         32%        78%       51%       44%        56% A      28%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INTEREST PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1997


14. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
15. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
16. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $228,696,000 and $262,906,000, respectively.
17. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
MANAGEMENT FEE - CONTINUED
exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of each fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $3,000 for the period. Effective April 1, 1997 these transaction fees were eliminated.
18. EXPENSE REDUCTIONS.
FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $9,000 under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Short-Intermediate Municipal Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Spartan Short-Intermediate Municipal Income Fund, including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eight month period ended August 31, 1993, and for the year ended December 31, 1992. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Short-Intermediate Municipal Income Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the eight month period ended August 31, 1993, and for the year ended December 31, 1992 in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 3, 1997
DISTRIBUTIONS


During fiscal year ended 1997, 100% of the fund's income dividends was free from federal income tax, and 13.75% of the fund's income dividends was subject to the federal alternative minimum tax.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
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251 University Avenue
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HAWAII
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Honolulu, HI
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215 East Erie Street
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One North Franklin Street
Chicago, IL
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3232 Lake Avenue
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INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
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1 West Pennsylvania Ave.
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MASSACHUSETTS
470 Boylston Street
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155 Congress Street
Boston, MA
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Boston, MA
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416 Belmont Street
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MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
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MINNESOTA
7600 France Avenue South
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MISSOURI
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8885 Ladue Road
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St. Louis, MO
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150 Essex Street
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Morristown, NJ
501 Route 17, South
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NEW YORK
1055 Franklin Avenue
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999 Walt Whitman Road
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NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
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OHIO
600 Vine Street
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28699 Chagrin Boulevard
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121 S.W. Morrison Street
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1735 Market Street
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439 Fifth Avenue
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TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
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4017 Northwest Parkway
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1155 Dairy Ashford Street
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Houston, TX
400 East Las Colinas Blvd.
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14100 San Pedro
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19740 IH 45 North
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UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
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OVERNIGHT EXPRESS
Fidelity Investments
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SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Norman Lind, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
* INDEPENDENT TRUSTEES
FIDELITY'S TAX-FREE BOND FUNDS
Aggressive Municipal
Limited Term Municipal Income
Minnesota Municipal Income
Municipal Income
New York Municipal Income
New York Insured Municipal Income
Spartan Aggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Intermediate Municipal
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
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SM
 AUTOMATED LINE FOR QUICKEST SERVICE

FIDELITY

(REGISTERED TRADEMARK)

EXPORT AND MULTINATIONAL
FUND (FORMERLY FIDELITY EXPORT FUND)
ANNUAL REPORT
AUGUST 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                6    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       9    A SUMMARY OF THE MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     17   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    21   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    26   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            27

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The short-term volatility that hit the stock and bond markets in the spring re-emerged in August, and many equity and fixed-income securities retreated from their 1997 highs. Still, the Standard & Poor's 500 Index was up roughly 23% year-to-date through August 31, more than twice its historical annual average. The bond markets have posted moderate returns through the first eight months of the year, primarily influenced by positive news on the inflation front.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997                   PAST 1   LIFE OF
                                                YEAR     FUND

FIDELITY EXPORT AND MULTINATIONAL FUND          41.94%   124.58%

FIDELITY EXPORT AND MULTINATIONAL FUND          37.68%   117.85%
 (INCL. MAX. 3% SALES CHARGE)

S&P 500(REGISTERED TRADEMARK)                   40.65%   108.29%

GROWTH FUNDS AVERAGE                            33.51%   N/A

CUMULATIVE TOTAL RETURNS reflect the fund's actual performance in percentage terms over a set period - in this case, one year or since the fund started on October 4, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 774 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997             PAST 1   LIFE OF
                                          YEAR     FUND

FIDELITY EXPORT AND MULTINATIONAL FUND    41.94%   32.03%

FIDELITY EXPORT AND MULTINATIONAL FUND    37.68%   30.65%
 (INCL. MAX. 3% SALES CHARGE)

S&P 500                                   40.65%   28.66%

GROWTH FUNDS AVERAGE                      33.51%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19970831 19970919 151054 S00000000000001
             Export & Multinational Fd   S&P 500
             00332                       SP001
  1994/10/04       9700.00                    10000.00
  1994/10/31      10252.90                    10244.46
  1994/11/30       9932.80                     9871.36
  1994/12/31       9942.83                    10017.75
  1995/01/31       9729.22                    10277.51
  1995/02/28      10185.58                    10678.03
  1995/03/31      10418.61                    10993.14
  1995/04/30      10942.94                    11316.88
  1995/05/31      11389.59                    11769.22
  1995/06/30      12583.90                    12042.62
  1995/07/31      13516.04                    12441.95
  1995/08/31      13807.33                    12473.18
  1995/09/30      14302.53                    12999.55
  1995/10/31      13083.96                    12953.14
  1995/11/30      13371.84                    13521.78
  1995/12/31      13146.10                    13782.21
  1996/01/31      12753.38                    14251.36
  1996/02/29      13104.76                    14383.47
  1996/03/31      12846.39                    14521.98
  1996/04/30      14717.02                    14736.04
  1996/05/31      15843.54                    15116.08
  1996/06/30      14799.70                    15173.67
  1996/07/31      13993.57                    14503.30
  1996/08/31      15347.46                    14809.17
  1996/09/30      16887.37                    15642.63
  1996/10/31      16933.63                    16074.06
  1996/11/30      18180.93                    17289.10
  1996/12/31      18226.32                    16946.60
  1997/01/31      19205.65                    18005.42
  1997/02/28      18073.98                    18146.59
  1997/03/31      16898.79                    17400.94
  1997/04/30      17170.83                    18439.78
  1997/05/31      19183.88                    19562.39
  1997/06/30      20533.18                    20438.79
  1997/07/31      21991.28                    22065.10
  1997/08/29      21784.53                    20829.02
IMATRL PRASUN   SHR__CHT 19970831 19970919 151056 R00000000000038
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Export and Multinational Fund on October 4, 1994, when the fund started, and the current maximum 3% sales charge was paid. As the chart shows, by August 31, 1997, the value of the investment would have grown to $21,785 - an 117.85% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,829 - a 108.29% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The U.S. stock market - supported
by moderate economic growth
and subdued inflation - turned
in a strong performance for the
12 months that ended August 31,
1997. The Standard & Poor's 500
Index, a broad measure of the U.S.
stock market, returned 40.65%
during the period, well above its
long-term annual average of
approximately 11%. The stock
market spent much of the past 12
months breaking price and trading
volume records. Solid corporate
earnings, large cash inflows into
mutual funds, widespread
optimism and a generally
favorable interest-rate climate
boosted share prices higher,
especially among
large-capitalization,
household-name stocks. Concerns
in the springtime over an
overheating economy, and
earnings shortfall announcements
from several key companies in
August provided the only
considerable hiccups in the
market's rise. When the Federal
Reserve Board raised a key
short-term interest rate in March,
an already richly priced market
sold off sharply. From that point on,
with positive economic news being
the primary catalyst, the market
soared. In July, the Dow Jones
Industrial Average surged past
the 8000 mark for the first time
ever. August, however, was a
different story as inflation fears, a
weakened dollar and sluggish
corporate earnings ate away at
some of the market's prior gains.
The silver lining in this decline,
though, was the overall
broadening of the market, as
small- and mid-cap stocks
performed well.
An interview with Jason Weiner, Portfolio Manager of Fidelity Export and Multinational Fund
Q. HOW DID THE FUND PERFORM, JASON?
A. It's been a good year. For the 12 months that ended August 31, 1997, the fund posted a return of 41.94%. This topped the growth funds average, as measured by Lipper Analytical Services, which returned 33.51% over the same time. The fund also outperformed the Standard & Poor's 500 Index, which returned 40.65%.
Q. WHAT FACTORS INFLUENCED THE FUND'S STRONG PERFORMANCE?
A. Good stock picking played a key role, as investments in the technology, transportation, defense and aerospace, and energy services sectors contributed positively to fund performance. While the telecommunications story is one of global growth - fueled largely by the increased demand for voice and data transmission - the other groups flourished due to positive cyclical trends. In the transportation sector, shipping volumes and pricing trends remained strong, particularly in the express package group; the commercial aerospace industry is in the midst of a multi-year order cycle, which will benefit jet manufacturers and suppliers.
Q. PART OF YOUR INVESTING PHILOSOPHY IS TO LOOK FOR CAPITAL MANAGEMENT, MARGIN EXPANSION OR SALES GROWTH STORIES. CAN YOU GIVE AN EXAMPLE OF EACH AS IT RELATED TO THE FUND'S PERFORMANCE DURING THE PERIOD?
A. My chief concern will always be earnings growth, but I like to maintain a balance of different types of stocks. CNF Transportation - one of the fund's larger positions - is a good capital management story. CNF has approximately 70 planes that fly strictly overnight for the company's freight division. The company recently announced that approximately 15 of those planes will deliver priority mail for the U.S. Postal Service during the day. To me, that's making great use of your existing capital. An example of a margin expansion stock would be Insight Enterprises, a company that markets computers via outbound telemarketing and catalog sales. Insight's operating margins are at half the level a mature company in its industry can achieve, so there's plenty of room to grow. Lastly, Uniphase - a telecommunications equipment supplier - is a pure sales growth story.
Q. THE FUND'S EXPOSURE TO ENERGY-RELATED STOCKS JUMPED FROM 1.7% SIX MONTHS AGO TO 11.3%. WHAT WAS THE ATTRACTION?
A. Much of the increase was due to favorable trends within the industry, specifically in the oil services area. In the past, an oversupply of drilling rigs and equipment was a drag on this group's performance. Over the past year or so, however, much of this excess capacity has been absorbed by exploration and production customers. At the same time, technological advances have improved the precision of oil exploration and created more new drilling opportunities, particularly in the deep waters of the Gulf of Mexico. These developments resulted in a beneficial climate for the energy services sector.
Q. WHICH INDIVIDUAL STOCKS CONTRIBUTED POSITIVELY TO PERFORMANCE? WERE THERE ANY DISAPPOINTMENTS?
A. Airborne Freight and CNF Transportation - two of the fund's more significant positions - did very well during the period for the reasons I discussed at the outset regarding the transportation sector. In terms of disappointments, two themes that didn't work out so well were "tele-services" companies and cigars. Tele-services companies, which offer call-center outsourcing to other firms, proved very disappointing, and the cigar industry suffered amid questions over whether the cigar-smoking trend could be sustained.
Q. WHAT'S YOUR OUTLOOK?
A. I'll continue to look for opportunities within the sectors that helped fund performance during the past year, and may look to add some exposure to both the personal computer and software industries. I'm also going to try to reduce the amount of turnover within the portfolio. Lastly, I'd add a word of caution to shareholders regarding performance: This past year has been productive for the fund, but by no means should a 41.94% return be considered typical.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JASON WEINER DISCUSSES
SEVERAL FUND POLICY CHANGES:
"Prior to May 1, 1997, the fund
invested at least 65% of its assets
in `export companies.' These
companies were defined as being
based in North America, with 10%
or more of their annual revenues
coming from sales of exported
goods or services. The definition
also included companies engaged
in export-related businesses, such
as export trading or export
management companies. With the
changes, the fund must now
invest 65% of its total assets in U.S.
companies rather than the broader
category of North American
companies. Multinational
companies - those that derive a
substantial portion of their
revenues or profits from foreign
operations, or have a substantial
portion of their assets abroad -
also became part of the fund's
focus. Prior to these policy
changes, the fund's investment
universe had a heavy small-cap
flavor to it and excluded many
household, multinational names -
such as Coca-Cola or McDonald's -
that had considerable foreign
operations but weren't classified as
`export' companies. The changes to
the fund's policies should result in
a lower small-cap exposure and less
volatility relative to the overall
market. Additionally, the changes
will allow me to invest in companies
with significant foreign operations,
without limiting the fund to a
narrow universe of exporters."
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in the equity securities
of U.S. companies that are
expected to benefit from
exporting or selling their
goods or services outside
the U.S.
FUND NUMBER: 332
TRADING SYMBOL: FEXPX
START DATE: October 4, 1994
SIZE: as of August 31, 1997,
more than $452 million
MANAGER: Jason Weiner, since
January 1997; manager,
Fidelity Select Computers
Portfolio, 1996-1997;
Fidelity Select Air
Transportation Portfolio,
1994-1996; joined Fidelity in
1991
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF AUGUST 31, 1997
                           % OF FUND'S    % OF FUND'S INVESTMENTS
                           INVESTMENTS    IN THESE STOCKS
                                          6 MONTHS AGO

AIRBORNE FREIGHT CORP.     3.5            0.6

SCHERING-PLOUGH CORP.      3.2            0.7

NBTY, INC.                 3.2            0.0

COOPER CAMERON CORP.       2.7            0.0

CNF TRANSPORTATION, INC.   2.5            0.0

UNIPHASE CORP.             2.3            0.0

READ-RITE CORP.            2.3            0.0

BE AEROSPACE, INC.         2.3            0.6

NOBLE DRILLING CORP.       2.1            0.0

ALPINE GROUP, INC.         1.9            0.4

TOP FIVE MARKET SECTORS AS OF AUGUST 31, 1997
                 % OF FUND'S    % OF FUND'S INVESTMENTS
                 INVESTMENTS    IN THESE MARKET SECTORS
                                6 MONTHS AGO

TECHNOLOGY       37.2           21.5

ENERGY           11.3           1.7

HEALTH           9.3            11.7

SERVICES         9.1            4.4

TRANSPORTATION   7.1            3.2

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF AUGUST 31, 1997 * AS OF FEBRUARY 28, 1997 **
ROW: 1, COL: 1, VALUE: 2.3
ROW: 1, COL: 2, VALUE: 47.7
ROW: 1, COL: 3, VALUE: 50.0
STOCKS 89.8%
SHORT-TERM
INVESTMENTS 10.2%
FOREIGN
INVESTMENTS 6.6%
STOCKS  97.9%
SHORT-TERM
INVESTMENTS 2.1%
FOREIGN
INVESTMENTS 12.4%
ROW: 1, COL: 1, VALUE: 10.2
ROW: 1, COL: 2, VALUE: 39.8
ROW: 1, COL: 3, VALUE: 50.0
*
**
INVESTMENTS AUGUST 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 97.9%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.0%
AEROSPACE & DEFENSE - 0.8%
Sundstrand Corp.   39,600 $ 2,336,400
Thiokol Corp.   15,700  1,250,113
  3,586,513
DEFENSE ELECTRONICS - 0.2%
Remec, Inc.   25,900  864,413
TOTAL AEROSPACE & DEFENSE   4,450,926
BASIC INDUSTRIES - 2.1%
CHEMICALS & PLASTICS - 0.5%
Cytec Industries, Inc. (a)  46,200  2,255,138
IRON & STEEL - 0.7%
Tubos De Acero De Mexico ADR (a)  185,800  3,344,400
PACKAGING & CONTAINERS - 0.5%
Owens-Illinois, Inc. (a)  65,000  2,262,813
PAPER & FOREST PRODUCTS - 0.4%
Mail-Well, Inc. (a)  59,050  1,649,709
TOTAL BASIC INDUSTRIES   9,512,060
CONSTRUCTION & REAL ESTATE - 0.9%
BUILDING MATERIALS - 0.9%
Coltec Industries, Inc. (a)  117,600  2,631,300
USG Corp. (a)  39,200  1,680,700
  4,312,000
DURABLES - 4.1%
CONSUMER ELECTRONICS - 0.8%
Philips Electronics NV  50,000  3,581,250
HOME FURNISHINGS - 2.2%
BE Aerospace, Inc. (a)  289,500  10,277,250
TEXTILES & APPAREL - 1.1%
Timberland Co. Class A (a)  74,000  4,888,625
TOTAL DURABLES   18,747,125
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - 11.3%
ENERGY SERVICES - 7.3%
Cliffs Drilling Co. (a)  85,000 $ 4,053,438
Noble Drilling Corp. (a)  335,100  9,529,406
Reading & Bates Corp. (a)  95,000  3,449,688
Transocean Offshore, Inc.   69,300  6,587,831
Varco International, Inc. (a)  118,800  4,722,300
Weatherford Enterra, Inc. (a)  100,000  4,606,250
  32,948,913
OIL & GAS - 4.0%
Cooper Cameron Corp. (a)  185,000  12,001,875
EVI, Inc. (a)  46,200  2,428,388
Ocean Energy, Inc. (a)  55,400  3,562,913
  17,993,176
TOTAL ENERGY   50,942,089
FINANCE - 3.2%
BANKS - 2.6%
BankAmerica Corp.   50,000  3,290,625
Citicorp  65,000  8,295,625
  11,586,250
INSURANCE - 0.6%
American International Group, Inc.   22,500  2,123,438
CapMAC Holdings, Inc.   22,900  635,475
  2,758,913
TOTAL FINANCE   14,345,163
HEALTH - 9.3%
DRUGS & PHARMACEUTICALS - 7.6%
American Home Products Corp.   51,700  3,722,400
Matritech, Inc. (a)  210,200  1,287,475
NBTY, Inc. (a)  655,200  14,578,200
Schering-Plough Corp.   306,500  14,712,000
  34,300,075
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 1.7%
Biomet, Inc.   100,000 $ 2,075,000
Cardiovascular Dynamics, Inc. (a)  30,400  235,600
Cooper Companies, Inc. (a)  150,500  4,966,500
Sybron International Corp. (a)  10,600  423,338
  7,700,438
TOTAL HEALTH   42,000,513
INDUSTRIAL MACHINERY & EQUIPMENT - 3.4%
ELECTRICAL EQUIPMENT - 1.5%
Allen Telecom, Inc.   64,400  1,537,550
Mas Technology Ltd.   128,500  2,762,750
Spectrain Corp. (a)  55,200  2,428,800
  6,729,100
INDUSTRIAL MACHINERY & EQUIPMENT - 1.9%
ASM Lithography Holding NV (a)  88,000  7,480,000
Gasonics International Corp. (a)  76,100  1,350,775
  8,830,775
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   15,559,875
MEDIA & LEISURE - 4.0%
ENTERTAINMENT - 0.5%
King World Productions, Inc.   51,200  2,035,200
LEISURE DURABLES & TOYS - 0.5%
Coleman, Inc. (a)  146,500  2,316,531
LODGING & GAMING - 2.3%
Anchor Gaming (a)  10,000  800,000
Sun International Hotels Ltd. Ord.   76,000  2,555,500
WMS Industries, Inc.  288,600  7,124,813
  10,480,313
PUBLISHING - 0.7%
Cognizant Corp.   74,600  3,133,200
TOTAL MEDIA & LEISURE   17,965,244
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - 0.9%
TOBACCO - 0.9%
Consolidated Cigar Holdings, Inc. Class A (a) 52,600 $ 1,742,375 General Cigar Holdings, Inc. Class A 107,100 2,316,038
  4,058,413
RETAIL & WHOLESALE - 1.7%
APPLIANCE STORES - 0.9%
Grupo Elektra SA  280,000  3,904,061
RETAIL & WHOLESALE, MISCELLANEOUS - 0.8%
Cole National Corp. Class A (a)  85,000  3,787,813
TOTAL RETAIL & WHOLESALE   7,691,874
SERVICES - 9.1%
ADVERTISING - 0.7%
Omnicom Group, Inc.   46,200  3,130,050
LEASING & RENTAL - 3.6%
Budget Group, Inc. Class A (a)  49,900  1,465,813
Danka Business Systems PLC sponsored ADR  166,200  7,769,850
Hertz Corp. Class A  204,000  7,050,750
  16,286,413
SERVICES - 4.8%
AccuStaff, Inc. (a)  291,700  7,748,281
Block (H&R), Inc.   60,000  2,355,000
Hagler Bailly, Inc.   144,300  3,120,488
On Assignment, Inc. (a)  6,600  297,825
Sitel Corp. (a)  285,000  3,028,125
Telespectrum Worldwide, Inc. (a)  525,000  2,395,313
Zebra Technologies Corp. Class A (a)  94,000  2,761,250
  21,706,282
TOTAL SERVICES   41,122,745
TECHNOLOGY - 37.2%
COMMUNICATIONS EQUIPMENT - 8.9%
ADC Telecommunications, Inc.   20,000  742,500
Alcatel Alsthom Compagnie Generale d'Electricite SA 36,700 4,486,420 Aspect Telecommunications Corp. (a) 200,100 4,402,200
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMMUNICATIONS EQUIPMENT - CONTINUED
Boston Technology, Inc. (a)  189,400 $ 5,575,463
Dialogic Corp. (a)  210,900  8,436,000
Ericsson (L.M.) Telephone Co. Class B ADR  115,000  4,794,063
Network General Corp. (a)  165,900  2,758,088
Nice Systems sponsored ADR (a)  73,400  2,931,413
Nokia Corp. AB sponsored ADR  78,500  6,083,750
Perceptron, Inc. (a)  2,500  65,625
  40,275,522
COMPUTER SERVICES & SOFTWARE - 9.5%
Barra, Inc. (a)  173,500  6,050,813
Cadence Design Systems, Inc. (a)  75,000  3,567,188
Ceridian Corp. (a)  95,000  3,283,438
Computer Learning Centers, Inc.   53,700  2,577,600
EIS International, Inc. (a)  206,300  2,037,213
Electronics for Imaging, Inc. (a)  85,000  4,547,500
Manugistics Group, Inc.   22,600  957,675
Meta Group, Inc. (a)(c)  377,200  7,874,050
Microsoft Corp. (a)  30,000  3,965,625
Midway Games, Inc. (a)  79,800  1,685,775
Siebel Systems, Inc. (a)  80,800  2,918,900
Symantec Corp. (a)  140,200  3,373,563
  42,839,340
COMPUTERS & OFFICE EQUIPMENT - 7.8%
Comdisco, Inc.   50,400  1,370,250
Comverse Technology, Inc. (a)  60,000  2,756,250
Eltron International, Inc. (a)  130,900  4,237,888
Insight Enterprises, Inc. (a)  179,800  7,776,350
Pitney Bowes, Inc.   14,500  1,107,438
Read-Rite Corp. (a)  367,600  10,545,525
Sequent Computer Systems, Inc. (a)  125,500  3,537,531
Sun Microsystems, Inc.   35,000  1,680,000
Tech Data Corp. (a)  62,700  2,441,381
  35,452,613
ELECTRONIC INSTRUMENTS - 1.4%
Applied Materials, Inc. (a)  25,000  2,359,375
JDS Fitel, Inc. (a)  50,000  1,909,566
Sawtek, Inc. (a)  16,800  661,500
Teradyne, Inc. (a)  24,900  1,386,619
  6,317,060
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - 9.6%
Actel Corp. (a)  260,000 $ 5,281,250
Alpine Group, Inc. (a)  613,300  8,662,863
Altera Corp.   30,000  1,597,500
Brightpoint, Inc.   100,000  3,750,000
Etec Systems, Inc. (a)  79,800  5,346,600
Esterline Technologies Corp. (a)  179,300  6,656,513
Linear Technology Corp.   25,000  1,639,063
Uniphase Corp. (a)  154,700  10,558,275
  43,492,064
TOTAL TECHNOLOGY   168,376,599
TRANSPORTATION - 7.1%
AIR TRANSPORTATION - 0.8%
KLM Royal Dutch Airlines NV (NY Reg.)  110,000  3,602,500
TRUCKING & FREIGHT - 6.3%
Air Express International Corp.   43,400  1,318,275
Airborne Freight Corp.   321,800  15,848,650
CNF Transportation, Inc.   316,800  11,444,400
  28,611,325
TOTAL TRANSPORTATION   32,213,825
UTILITIES - 2.6%
ELECTRIC UTILITY - 0.8%
AES Corp.   100,000  3,700,000
TELEPHONE SERVICES - 1.8%
Telebras sponsored ADR  30,000  3,540,000
WorldCom, Inc. (a)  149,700  4,481,630
  8,021,630
TOTAL UTILITIES   11,721,630
TOTAL COMMON STOCKS
(Cost $389,472,355)   443,020,081
CASH EQUIVALENTS - 2.1%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
(Cost $9,668,230)  9,668,230 $ 9,668,230
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $399,140,585)  $ 452,688,311
LEGEND
1. Non-income producing
2. At period end, the seven-day yield on the Taxable Central Cash Fund was 5.65%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Affiliated company (see Note 8 of Notes to Financial Statements). OTHER INFORMATION
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States  87.6%
Netherlands   3.2
United Kingdom  1.7
Mexico  1.6
Finland  1.3
Sweden  1.1
France  1.0
Others (individually less than 1%)  2.5
TOTAL  100.0%
INCOME TAX INFORMATION
At August 31, 1997, the aggregate cost of investment securities for income tax purposes was $399,828,373. Net unrealized appreciation aggregated $52,859,938, of which $62,496,305 related to appreciated investment securities and $9,636,367 related to depreciated investment securities.
The fund hereby designates approximately $12,200,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $399,140,585) -                    $ 452,688,311
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                              14,581,591

RECEIVABLE FOR FUND SHARES SOLD                                              926,236

DIVIDENDS RECEIVABLE                                                         132,506

INTEREST RECEIVABLE                                                          78,687

REDEMPTION FEES RECEIVABLE                                                   220

OTHER RECEIVABLES                                                            156,468

 TOTAL ASSETS                                                                468,564,019

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 13,831,952

PAYABLE FOR FUND SHARES REDEEMED                              1,751,463

ACCRUED MANAGEMENT FEE                                        225,673

OTHER PAYABLES AND ACCRUED EXPENSES                           118,939

 TOTAL LIABILITIES                                                           15,928,027

NET ASSETS                                                                  $ 452,635,992

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                             $ 311,763,912

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                        87,325,202
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                    53,546,878
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 22,605,946 SHARES OUTSTANDING                               $ 452,635,992

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                               $20.02
($452,635,992 (DIVIDED BY) 22,605,946 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $20.02)                       $20.64


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1997

INVESTMENT INCOME                                                             $ 1,562,699
DIVIDENDS

INTEREST                                                                       1,713,135

 TOTAL INCOME                                                                  3,275,834

EXPENSES

MANAGEMENT FEE                                                 $ 2,496,985

TRANSFER AGENT FEES                                             1,167,515

ACCOUNTING FEES AND EXPENSES                                    250,176

NON-INTERESTED TRUSTEES' COMPENSATION                           2,575

CUSTODIAN FEES AND EXPENSES                                     40,254

REGISTRATION FEES                                               61,957

AUDIT                                                           33,741

LEGAL                                                           6,991

INTEREST                                                        12,877

MISCELLANEOUS                                                   3,091

 TOTAL EXPENSES BEFORE REDUCTIONS                               4,076,162

 EXPENSE REDUCTIONS                                             (274,091)      3,802,071

NET INVESTMENT INCOME (LOSS)                                                   (526,237)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED GAIN OF              102,062,461
  $6,295,477 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                  (3,233)        102,059,228

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                          24,665,385

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                   (848)          24,664,537

NET GAIN (LOSS)                                                                126,723,765

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                               $ 126,197,528
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED       YEAR ENDED
                                                         AUGUST 31,       AUGUST 31,
                                                         1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ (526,237)      $ (1,328,346)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                 102,059,228      33,009,292

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     24,664,537       (28,431,719)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          126,197,528      3,249,227
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS     (20,329,494)     (27,054,780)

SHARE TRANSACTIONS                                        727,939,550      634,169,649
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            20,039,185       26,820,637

 COST OF SHARES REDEEMED                                  (668,382,473)    (873,552,833)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          79,596,262       (212,562,547)
FROM SHARE TRANSACTIONS

REDEMPTION FEES                                           113,002          -

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 185,577,298      (236,368,100)

NET ASSETS

 BEGINNING OF PERIOD                                      267,058,694      503,426,794

 END OF PERIOD                                           $ 452,635,992    $ 267,058,694

OTHER INFORMATION
SHARES

 SOLD                                                     43,339,446       44,667,554

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  1,216,684        2,020,210

 REDEEMED                                                 (39,935,185)     (64,106,331)

 NET INCREASE (DECREASE)                                  4,620,945        (17,418,567)


FINANCIAL HIGHLIGHTS
      YEARS ENDED AUGUST 31,

      1997                     1996   1995 E


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                $ 14.85     $ 14.22     $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) D                      (.02)       (.05)       (.03)

 NET REALIZED AND UNREALIZED GAIN (LOSS)             6.05        1.52        4.26

 TOTAL FROM INVESTMENT OPERATIONS                    6.03        1.47        4.23



LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                              (.86)       (.84)       (.01)

REDEMPTION FEES ADDED TO PAID IN CAPITAL             -           -           -

NET ASSET VALUE, END OF PERIOD                      $ 20.02     $ 14.85     $ 14.22

TOTAL RETURN B, C                                    41.94%      11.15%      42.34%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)             $ 452,636   $ 267,059   $ 503,427

RATIO OF EXPENSES TO AVERAGE NET ASSETS              .98%        1.03%       1.22% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER        .91% F      1.00% F     1.22% A
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE     (.13)%      (.39)%      (.27)% A
NET ASSETS

PORTFOLIO TURNOVER RATE                              429%        313%        245% A

AVERAGE COMMISSION RATE G                           $ .0404     $ .0326


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD OCTOBER 4, 1994 (COMMENCEMENT OF SALE OF SHARES) TO AUGUST 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1997




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Export and Multinational Fund (the fund) (formerly Fidelity Export Fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares purchased on or after February 1, 1997 and held in the fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,679,279,362 and $1,612,967,652, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .60% of average net assets.
SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $879,002 on sales of shares of the fund.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .28% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $299,602 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a borrower. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $15,966,000 and $ 10,572,000, respectively. The weighted average interest rate was 5.4%. Interest expense includes $6,375 paid under the interfund lending program.
6. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted
6. BANK BORROWINGS - CONTINUED
to $11,215,000 and $4,503,667, respectively. The weighted average interest rate was 5.80%. Interest expense includes $6,502 paid under the bank borrowing program.
7. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $251,853 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $11,737 and $10,501, respectively, under these arrangements.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Calypte Biomedical Corp.  $ - $ - $ - $ -
Meta Group, Inc.   -  -  -  7,874,050
Penn National Gaming, Inc.   6,837,373  3,119,648  -  -
TOTALS  $ 6,837,373 $ 3,119,648 $ - $ 7,874,050
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Fidelity Export and Multinational Fund (formerly Fidelity Export
Fund):
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Fidelity Export and Multinational Fund (formerly Fidelity Export Fund), including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 4, 1994 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Fidelity Export and Multinational Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 4, 1994 (commencement of operations) to August 31, 1995, in conformity with generally accepted accounting principles. COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 6, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity Export and Multinational Fund voted to pay on October 6, 1997, to shareholders of record at the opening of business on October 3, 1997, a distribution of $2.32 per share derived from capital gains realized from sales of portfolio securities.
A total of 3.98% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1998 of the applicable percentage for use in preparing 1997 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
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(such as changing name, address, bank, etc.)
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please call 1-800-544-9797.
ARIZONA
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400 East Las Colinas Blvd.
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14100 San Pedro
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19740 IH 45 North
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UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
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VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
William J. Hayes, Vice President
Abigail Johnson, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Robert H. Morrison, Manager,
 Security Transactions
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
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Boston, MA
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The Chase Manhattan Bank
New York, NY
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* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

INTERMEDIATE MUNICIPAL INCOME
FUND
ANNUAL REPORT
AUGUST 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     20   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    24   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    28   THE AUDITORS' OPINION.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
The short-term volatility that hit the stock and bond markets in the spring re-emerged in August, and many equity and fixed-income securities retreated from their 1997 highs. Still, the Standard & Poor's 500 Index was up roughly 23% year-to-date through August 31, more than twice its historical annual average. The bond markets have posted moderate returns through the first eight months of the year, primarily influenced by positive news on the inflation front.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997                     PAST 1   LIFE OF
                                                  YEAR     FUND

SPARTAN INTERMEDIATE MUNICIPAL INCOME             8.07%    28.76%

LEHMAN BROTHERS 1-17 YEAR MUNICIPAL               8.22%    N/A
 BOND INDEX

INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE         7.03%    N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on April 26, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-17 Year Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 135 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1997               PAST 1   LIFE OF
                                            YEAR     FUND

SPARTAN INTERMEDIATE MUNICIPAL INCOME       8.07%    5.98%

LEHMAN BROTHERS 1-17 YEAR MUNICIPAL         8.22%    N/A
 BOND INDEX

INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE   7.03%    N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Intermediate Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by August 31, 1997, the value of the investment would have grown to $12,843 - a 28.43% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $13,099 - a 30.99% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED AUGUST 31,                        APRIL 26, 1993
                                                    (COMMENCEMENT
                                                    OF OPERATIONS) TO
                                                    AUGUST 31,

      1997                     1996   1995   1994   1993

DIVIDEND RETURN               4.99%   4.90%    5.26%   4.99%    1.82%

CAPITAL APPRECIATION RETURN   3.08%   -0.10%   2.24%   -4.47%   3.40%

TOTAL RETURN                  8.07%   4.80%    7.50%   0.52%    5.22%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1997            PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      4.13(CENTS)   24.60(CENTS)   48.43(CENTS)

ANNUALIZED DIVIDEND RATE                 4.68%         4.76%          4.74%

30-DAY ANNUALIZED YIELD                  4.38%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   6.84%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.38 over the past one month, $10.26 over the past six months and $10.22 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Amid a backdrop of shifting investor
sentiment and changing
supply/demand conditions, municipal
bonds underperformed their taxable
counterparts for the 12 months
ended August 31, 1997. The Lehman
Brothers Municipal Bond Index - a
broad measure of the overall municipal
bond market - compiled a total
return of 9.25%. In comparison, the
Lehman Brothers Aggregate Bond
Index, a broad measure of the
performance of the U.S. taxable bond
market, returned 10.00%. The first
half of the period was characterized
by favorable supply/demand
balances within the muni market as
overall supply was somewhat low and
demand remained very high. The
second half of the period bore witness
to a large amount of new issuance,
however, and while demand remained
high, it took investors time to digest all the new bonds. From December on, investor concerns also centered around the fast-growing U.S. economy and the potential actions of the Federal Reserve Board. The Fed raised short-term interest rates by
0.25% in late March, and while many
investors had anticipated this rate hike, bond markets still reacted negatively.
But March showers brought April
flowers to the muni bond market.
Investor demand increased
considerably in late April, and more
favorable economic news calmed the
market's frayed nerves. From April
through the end of the period, signs
of an economic slowdown,
weakened inflationary pressures and
the Fed's "no action" announcements
concerning further rate hikes resulted
in a positive overall atmosphere.
An interview with Norm Lind, Portfolio Manager of Spartan Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. It outpaced it peers, but lagged its index. For the 12-month period that ended August 31, 1997, the fund had a total return of 8.07%. In comparison, the intermediate municipal debt funds average returned 7.03%, as tracked by Lipper Analytical Services, and the Lehman Brothers 1-17 Year Municipal Bond Index returned 8.22% for the same one-year period.
Q. WHY DID THE FUND PERFORM BETTER THAN ITS PEERS?
A. The primary factor was that the fund had a relatively heavy weighting in bonds rated Baa by Moody's Investors Service. These bonds, which are the lowest-rated and, as such, the highest-yielding of all investment-grade bonds, rallied primarily due to the strong demand for them. Some of the best-performing Baa-rated bonds were general obligation bonds (GOs) issued by New York City. The Big Apple's GOs - which are backed by the full faith and credit of the city - were buoyed by the strength of its economy. Furthermore, the city's plans to use a newly established authority to issue additional debt other than general obligation debt had two positive implications for New York City bonds. First, market participants expected that the city would not issue a significant amount of additional GO debt next year, and would use the new Transitional Financing Authority and other types of municipal bonds to help fund its needs. Second, there were expectations that the Authority would carry a higher credit rating than the city's GO debt, a development that is expected to lower the city's total borrowing costs.
Q. OUTSIDE OF NEW YORK CITY BONDS, WHAT WERE SOME OTHER POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE? WHICH HOLDINGS DETRACTED FROM PERFORMANCE?
A. Bonds appropriated by New York state also performed well on expectations that their credit rating would be upgraded. They benefited from the same strong economic forces that helped New York City. Another plus for performance were Denver Airport bonds. These bonds - which originally carried an A rating as judged by Moody's Investors Service - assumed a credit rating of Aaa after they were insured last year and rose in value as their creditworthiness improved. Finally, bonds issued by the District of Columbia also rallied on the news of a strengthening regional economy. On the other hand, I can't really point to any specific security or sector that detracted from performance. That said, it was a disappointment that I didn't build up the fund's stake in California bonds to a higher level. These bonds did quite well during the past year as California's economic rebound strengthened.
Q. WERE THERE ANY CHANGES SINCE THE LAST REPORT SIX MONTHS AGO IN THE WAY YOU ALLOCATED THE FUND'S INVESTMENTS ACROSS SECTORS?
A. One change was that I reduced the fund's stake in student loan bonds - which fall under the education sector - in order to lock in some of the price gains they've enjoyed over the past year. But for the most part, the sector weightings have remained similar to those in the last report to shareholders.
Q. WHAT FACTORS DO YOU CONSIDER WHEN CHOOSING WHICH STATES ARE
ATTRACTIVE?
A. I look at a large number of factors, including how the state is doing fiscally and economically in its own right and relative to the rest of the nation. But generally speaking, the fund's top five states are those with high state income tax levels. In these states, the demand for municipals is strong, which often is a plus for their prices.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply standpoint, municipals in general appear to be in pretty good shape. Many traditional municipal issuers - such as hospitals and electric utilities - have curtailed their debt needs in light of industry consolidation. The demand for municipal bonds will depend on how attractive investors find municipals relative to other fixed-income and equity choices. I don't expect to see a tremendous amount of additional supply entering the national municipal market. But as always, the municipal bond market's performance largely will be dictated by the direction of interest rates, and it's anyone's guess what will happen from here.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NORM LIND ON OPPORTUNITIES IN
THE ELECTRIC UTILITY SECTOR:
"I've recently found some
interesting opportunities in the
electric utility sector. While it's
clear that increased competition is
having and will continue to have a
dramatic effect on the sector, I
think it continues to offer some
attractive opportunities. I try to
emphasize those electric providers
that have little exposure to
nuclear power. In the 1980s, many
electric utilities built expensive
nuclear plants. If competition
becomes the norm and electric
rates drop, many providers may
find it quite challenging to pay for
the costs of these plants. I also
target those providers I think will
prosper in a less monopolistic
environment in states where the
legislative environment is friendly.
Bonds issued by North Carolina
Eastern, for example, offer
attractive yields. Furthermore, the
utility has no problems stemming
from nuclear plant funding, and I
think that the utility's
management team has a good plan
to deal with competition, if it should
emerge in the state."
DISTRIBUTIONS:
During fiscal year ended 1997, 100%
of the fund's income dividends was
free from federal income tax, and
28.38% of the fund's income
dividends was subject to the
federal alternative minimum tax.
FUND FACTS
GOAL: to provide high current
income exempt from federal
taxes
FUND NUMBER: 443
TRADING SYMBOL: FSIMX
START DATE: April 26, 1993
SIZE: as of August 31, 1997,
more than $203 million
MANAGER: Norm Lind, since
1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1986
(checkmark)
INVESTMENT CHANGES


TOP FIVE STATES AS OF AUGUST 31, 1997
             % OF FUND'S    % OF FUND'S INVESTMENTS
             INVESTMENTS    IN THESE STATES
                            6 MONTHS AGO

TEXAS        16.8           15.3

CALIFORNIA   11.0           12.9

COLORADO     8.2            9.0

ALASKA       7.0            6.3

ARIZONA      4.9            4.5

TOP FIVE SECTORS AS OF AUGUST 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE SECTORS
                                    6 MONTHS AGO

GENERAL OBLIGATION   37.3           32.9

EDUCATION            17.0           17.5

SPECIAL TAX          11.1           9.9

TRANSPORTATION       10.7           12.2

HEALTH CARE          8.5            6.8

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1997
              6 MONTHS AGO

YEARS   7.6   7.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1997
              6 MONTHS AGO

YEARS   5.8   5.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF AUGUST 31, 1997 AS OF FEBRUARY 28, 1997
AAA 57.9%
AA, A 21.0%
BAA 20.3%
NON-RATED 0.5%
SHORT-TERM
INVESTMENTS 0.3%
ROW: 1, COL: 1, VALUE: 57.9
ROW: 1, COL: 2, VALUE: 21.0
ROW: 1, COL: 3, VALUE: 20.3
ROW: 1, COL: 4, VALUE: 2.5
ROW: 1, COL: 5, VALUE: 2.4
AAA 58.0%
AA, A 16.8%
BAA 19.6%
NON-RATED 0.6%
SHORT-TERM
INVESTMENTS 5.0%
ROW: 1, COL: 1, VALUE: 57.0
ROW: 1, COL: 2, VALUE: 16.8
ROW: 1, COL: 3, VALUE: 19.6
ROW: 1, COL: 4, VALUE: 2.5
ROW: 1, COL: 5, VALUE: 5.0
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS AUGUST 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 99.7%
 MOODY'S RATINGS  PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
ALASKA - 7.0%
North Slope Borough (Cap. Appreciation)
Series A:
 0% 6/30/01 (MBIA Insured)  Aaa $ 12,000,000 $ 10,095,000
  0% 6/30/02 (MBIA Insured)  Aaa  3,950,000  3,164,938
  0% 6/30/03 (MBIA Insured)  Aaa  1,500,000  1,141,875
  14,401,813
ARIZONA - 4.9%
Arizona Trans. Board Excise Tax Rev.:
(Maricopa Reg'l. Road) (Cap. Appreciation)
 Series A, 0% 7/1/02 (FGIC Insured)  Aaa  1,700,000  1,366,375
 (Maricopa County Reg'l. Area) Rfdg.:
 Series A:
  6% 7/1/03 (AMBAC Insured)  Aaa  1,300,000  1,400,750
   6.50% 7/1/04 (AMBAC Insured)  Aaa  1,100,000  1,222,375
  Series B, 6.50% 7/1/04 (AMBAC Insured)  Aaa  1,220,000  1,355,725
Maricopa County Commty. College Dist.
Series A, 6% 7/1/09  Aa2  2,000,000  2,125,000
Phoenix Civic Impt. Corp. Excise Tax Rev. Rfdg.
(Arpt. Impts.) Series A, 5.85% 7/1/01 (d)  Aa  2,420,000  2,541,000
  10,011,225
ARKANSAS - 0.7%
Arkansas College Savings (Cap. Appreciation):
0% 6/1/02  Aa3  705,000  563,119
 0% 6/1/03  Aa3  1,190,000  904,400
  1,467,519
CALIFORNIA - 11.0%
California Statewide Commtys. Dev. Auth. Rev.
Ctfs. of Prtn. Rfdg. (Hosp. Triad Healthcare)
5.90% 8/1/01  A+  1,115,000  1,147,056
Carson Redev. Agcy. Rfdg. (Redev. Proj. Area 2)
(Tax Allocation):
 5.40% 10/1/01  Baa  1,350,000  1,363,500
  5.50% 10/1/02  Baa  1,320,000  1,336,500
  5.60% 10/1/03  Baa  1,500,000  1,522,500
Central California Joint Pwrs. Health Fing. Auth.
Ctfs. of Prtn. Rfdg. (Commty. Hosps. of Central
 California) 5.25% 2/2/04  Baa1  1,130,000  1,121,525
Central Valley Fing. Auth. Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.):
 5.50% 7/1/01  BBB-  1,875,000  1,928,906
  5.80% 7/1/04  BBB-  1,300,000  1,363,375
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS  PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Clovis Unified School Dist. (Cap. Appreciation)
Series B, 0% 8/1/02 (MBIA Insured)  Aaa $ 5,700,000 $ 4,560,000
Los Angeles Unified School Dist. Series A,
6% 7/1/13 (FGIC Insured)  Aaa  500,000  543,750
Orange County Dev. Agcy. Tax Allocation Rfdg.
(Santa Ana Heights Proj. Area) 6% 9/1/05  Baa  1,335,000  1,418,438
Pleasanton Jt. Pwrs. Fing. Auth. Rev.
Reassessment Series A, 6.15% 9/2/12  Baa3  1,465,000  1,541,913
Sacramento Cogeneration Auth. Cogeneration
Proj. Rev. (Proctor & Gamble Proj.)
5.80% 7/1/01  BBB-  1,400,000  1,454,250
Sacramento Pwr. Auth. Cogeneration Proj. Rev.
6.50% 7/1/05  BBB-  2,000,000  2,185,000
University of California Revs. Rfdg. (Hsg. Sys.)
Series A, 8% 11/1/00 (MBIA Insured)  Aaa  1,000,000  1,113,750
  22,600,463
COLORADO - 8.2%
Colorado Health Facs. Auth. Rev. Rfdg. (Rocky
Mountain Adventist) 6.25% 2/1/04  Baa2  2,000,000  2,097,500
Denver City & County Arpt. Rev. (d):
Series A:
 8.25% 11/15/02  Baa1  730,000  813,950
  (Cap. Appreciation):
  0% 11/15/04  Baa1  2,070,000  1,405,013
   0% 11/15/05 (MBIA Insured)  Aaa  2,250,000  1,493,438
 Series C, 6.55% 11/15/03 (MBIA Insured)  Aaa  2,660,000
2,912,700Series D (Cap. Appreciation):
 0% 11/15/03 (MBIA Insured)  Aaa  5,320,000  3,950,100
  0% 11/15/05 (MBIA Insured)  Aaa  2,055,000  1,364,006
  0% 11/15/06  Baa1  4,500,000  2,716,875
  16,753,582
CONNECTICUT - 0.9%
Connecticut Health & Edl. Facs. Auth. Rev. Rfdg.
(Quinnipiac College) Series D:
 4.90% 7/1/98  BBB-  700,000  699,951
  5.625% 7/1/03  BBB-  1,100,000  1,111,000
  1,810,951
DISTRICT OF COLUMBIA - 3.5%
District of Columbia Hosp. Rev. Rfdg.
(Medlantic Healthcare Group):
 Series A, 5.50% 8/15/06 (MBIA Insured)  Aaa  1,100,000  1,141,250
  Series B, 6.125% 8/15/99  Baa1  4,520,000  4,627,350
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS  PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
DISTRICT OF COLUMBIA - CONTINUED
District of Columbia Rfdg. Series A-3:
5.30% 6/1/04 (AMBAC Insured)  Aaa $ 775,000 $ 797,281
 5.40% 6/1/05 (AMBAC Insured)  Aaa  660,000  683,100
  7,248,981
FLORIDA - 2.4%
Broward County Resource Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A  655,000  712,313
Hillsborough County Port. Dist. Spl. Ref. Rev. Rfdg.
(Tampa Port. Auth.) 6.50% 6/1/02
(FSA Insured) (d)  Aaa  2,000,000  2,177,500
Pasco County Solid Wste. Disp. Resource Recovery
Sys. Rev. Rfdg. 6% 4/1/10
(AMBAC Insured) (d)(f)  Aaa  2,000,000  2,112,500
  5,002,313
GEORGIA - 2.1%
Georgia Gen. Oblig.:
Rfdg. Series E, 6% 7/1/04  Aaa  2,475,000  2,700,844Series C, 6.25%
8/1/09  Aaa  1,500,000  1,685,625
  4,386,469
ILLINOIS - 2.6%
Chicago Gen. Oblig. Rfdg. Series A-2,
5.50% 1/1/04 (AMBAC Insured)  Aaa  4,000,000  4,190,000
Northern Univ. Rev. Auxiliary Facs. Sys. Rfdg.
6% 4/1/02 (FGIC Insured)  Aaa  1,000,000  1,058,750
  5,248,750
INDIANA - 2.2%
Indianapolis Resource Recovery Rev. Rfdg.
(Ogden Martin Sys. Inc. Proj.):
 6.75% 12/1/04 (AMBAC Insured)  Aaa  1,325,000  1,479,031
  6.75% 12/1/05 (AMBAC Insured)  Aaa  2,675,000  3,002,688
  4,481,719
IOWA - 2.2%
Iowa Student Loan Liquidity Corp. Student Loan
Rev. Rfdg. Sr. Series B, 5.75% 12/1/07 (d)  Aaa  4,500,000  4,606,875
KENTUCKY - 1.0%
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Rfdg.
(Revitalization Proj.) 5.50% 7/1/09
(AMBAC Insured)  Aaa  2,000,000  2,097,500
MARYLAND - 0.5%
Maryland Gen. Oblig. 5% 3/1/04  Aaa  1,000,000  1,026,250
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS  PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
MICHIGAN - 3.8%
Detroit Convention Facs. Rev. Rfdg. (Cobo Hall
Expansion Proj.) 5.25% 9/30/12  A $ 5,100,000 $ 5,029,875
Jackson County Hosp. Fin. Auth. Rev. (Foote
 Mem. Hosp.) Series A, 5.25% 6/1/07
 (AMBAC Insured)  Aaa  2,130,000  2,188,575
Utica Community School Bldg. & Site Rfdg.
4.10% 5/1/98 (FGIC Insured)  Aaa  500,000  500,975
  7,719,425
MINNESOTA - 0.9%
Minneapolis Gen. Oblig. (Cap. Appreciation)
Series B:
 0% 12/1/03  Aaa  300,000  226,875
  0% 12/1/04  Aaa  440,000  315,700
  0% 12/1/05  Aaa  495,000  339,075
Minnesota Gen. Oblig. 5.60% 10/1/02  Aaa  1,000,000  1,056,250
  1,937,900
NEW HAMPSHIRE - 2.1%
New Hampshire Higher Edl. & Health Facs.
Auth. Rev. Rfdg. (Frisbee Mem. Hosp.)
5.70% 10/1/04  Baa2  4,145,000  4,222,713
NEW JERSEY - 1.3%
Passaic County Util. Auth. Solid Waste Disp. Rev.
Rfdg. (Cap. Appreciation) 0% 3/1/02
(MBIA Insured)  Aaa  3,380,000  2,763,150
NEW MEXICO - 4.8%
Albuquerque Arpt. Rev. Rfdg. 6.50% 7/1/07
(AMBAC Insured) (d)  Aaa  1,400,000  1,564,500
Farmington Pollution Cont. Rev. (Tuscon Gas &
 Elec. Co. San Juan) Series A, 6.10% 1/1/08  Aaa  1,300,000  1,304,940
New Mexico Edl. Assistance Foundation
Student Loan Rev. Sr. Series IV A-1,
7.05% 3/1/10 (d)  Aaa  4,835,000  5,215,756
Rio Rancho Wtr. & Wastewtr. Sys. Rev.
Series A, 8% 5/15/04 (FSA Insured)  Aaa  1,420,000  1,684,475
  9,769,671
NEW YORK - 4.4%
Muni. Assistance Corp. for New York City Rfdg.
Series E, 6% 7/1/05  Aa2  3,500,000  3,810,625
New York City Gen. Oblig. Rfdg. Series C,
6.50% 8/1/07  Baa1  2,000,000  2,135,000
New York State Dorm. Auth. Rev. Rfdg. (City Univ.
Sys.) Series B, 5.75% 7/1/06  Baa1  1,080,000  1,125,900
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS  PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Urban Dev. Corp. Rev. Rfdg.
(Correctional Cap. Facs.) Series A,
6.40% 1/1/04  Baa1 $ 1,785,000 $ 1,932,263
  9,003,788
NORTH CAROLINA - 1.3%
North Carolina Eastern Muni. Pwr.
Agcy. Pwr. Sys. Rev. Rfdg.:
 Series B, 5.625% 1/1/03  Baa1  1,000,000  1,031,250
  Series C, 5.50% 1/1/07  Baa1  500,000  509,375
North Carolina Edl. Facs. Fin. Agcy. Rev. Rfdg.
(Elon College Proj.) 6.375% 1/1/07
(Connie Lee Insured)  AAA  1,000,000  1,077,500
  2,618,125
OHIO - 2.8%
Franklin County Rev. (Online Computer Library
Ctr. Inc. Proj.):
 5% 4/15/98  -  560,000  562,794
  5.65% 4/15/01  -  340,000  350,200
Ohio Bldg. Auth. Facs. Series A:
 (Admin. Bldg. Fund Proj.) 6.30% 10/1/11  Aa3  2,000,000  2,155,000
 (Trans. Bldg. Fund Proj.) 6% 9/1/06
 (AMBAC Insured)  Aaa  1,585,000  1,729,631

Ohio Student Loan Fdg. Corp. Student Loan Rev.
Rfdg. Series C, 6.20% 7/1/03 (d)  Aaa  925,000  971,250
  5,768,875
OKLAHOMA - 0.6%
Tulsa Arpts. Impt. Trust Gen. Rev. (Tulsa Intl. Arpt.)
7.70% 6/1/13 (MBIA Insured) (Pre-Refunded
to 6/1/02 @ 100) (d)(e)  Aaa  1,000,000  1,132,500
PENNSYLVANIA - 1.0%
Philadelphia Hosps. & Higher Ed. Facs. Auth.
Hosp. Rev. Rfdg. (Temple Univ. Hosp.)
Series A, 5.60% 11/15/98  Baa1  2,100,000  2,128,875
SOUTH CAROLINA - 1.5%
South Carolina Ed. Assistance Auth. Rev. Rfdg.
(Guaranteed Student Loan) (Sub. Lien) Series B,
5.70% 9/1/05 (d)  A  2,000,000  2,072,500
South Carolina Gen. Oblig. Hwy. Series B,
5.625% 7/1/11  Aaa  1,000,000  1,046,250
  3,118,750
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS  PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
SOUTH DAKOTA - 2.5%
South Dakota Student Loan Fin. Corp. Student
Loan Rev. Rfdg. Series A, 6.15% 8/1/03 (d)  A+ $ 5,000,000 $ 5,193,750
TENNESSEE - 1.4%
Memphis Gen. Oblig. Rfdg. 6% 11/1/06  Aa2  1,585,000  1,727,650
Shelby County Gen. Oblig. Series A, 0% 5/1/11  Aa  2,200,000
1,061,500
  2,789,150
TEXAS - 16.8%
Alief Independent School Dist.:
7% 2/15/03 (PSF Guaranteed)  Aaa  1,125,000  1,261,406
 7% 2/15/04 (PSF Guaranteed)  Aaa  1,125,000  1,275,469
Allen Independent School Dist. Rfdg.
 (Cap. Appreciation) 0% 2/15/06
 (PSF Guaranteed)  Aaa  1,370,000  911,050
Arlington Independent School Dist. Rfdg. & Impt.:
 6.50% 2/15/02 (PSF Guaranteed)  Aaa  1,000,000  1,082,500
 6.50% 2/15/03 (PSF Guaranteed)  Aaa  1,500,000  1,646,250
 (Cap. Appreciation) 0% 2/15/07
 (PSF Guaranteed)  Aaa  1,570,000  989,100
Brazos Higher Ed. Auth. Student Loan Rev.
Rfdg. Series C-1 (d):
 5.60% 6/1/03  Aaa  6,750,000  6,994,688
  5.70% 6/1/04  Aaa  2,500,000  2,603,125
Brazosport Independent School Dist.
 (School House) 5.40% 2/15/13
 (PSF Guaranteed)  Aaa  1,290,000  1,304,513
Cedar Hill Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 8/15/05 (PSF Guaranteed)  Aaa  2,830,000  1,935,013
  0% 8/15/07 (PSF Guaranteed)  Aaa  1,465,000  893,650
Conroe Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 2/15/07
(PSF Guaranteed)  Aaa  500,000  315,000
Dallas Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 8/15/07
(PSF Guaranteed)  Aaa  500,000  307,500
Keller Independent School Dist. Rfdg.
(Cap. Appreciation) Series A, 0%
8/15/12 (PSF Guaranteed)  Aaa  1,590,000  723,450
Lower Colorado River Auth. Rev. Rfdg.
(Cap. Appreciation) 0% 1/1/09 (MBIA Insured)
(Escrowed to Maturity) (e)  Aaa  615,000  349,781
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS  PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Midlothian Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 2/15/06
(PSF Guaranteed)  Aaa $ 1,905,000 $ 1,266,825
Northside Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 2/15/02 (PSF Guaranteed)  Aaa  1,000,000  818,750
  0% 2/15/03 (PSF Guaranteed)  Aaa  1,230,000  957,863
Round Rock Independent School Dist. Series B,
7% 8/1/03 (PSF Guaranteed)  Aaa  1,325,000  1,497,250
San Antonio Gen. Impt. Rfdg. 5.50%
8/1/04 (f)  Aa  1,745,000  1,782,081
Socorro Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 9/1/04
(PSF Guaranteed)  Aaa  3,000,000  2,160,000
Texas Muni. Pwr. Agcy. Rev. Rfdg. 9% 9/1/97
(Escrowed to Maturity) (e)  A2  500,000  500,000
Texas State College Student Loan
5.80% 8/1/05 (d)  Aa2  2,350,000  2,452,813
Ysleta Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 8/15/11
(PSF Guaranteed)  Aaa  1,100,000  530,750
  34,558,827
UTAH - 0.8%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Rfdg.:
Series B, 5.75% 7/1/16 (MBIA Insured)  Aaa  1,000,000  1,018,750Series
D, 5% 7/1/21 (MBIA Insured)  Aaa  600,000  562,500
  1,581,250
VIRGINIA - 2.8%
Virginia Hsg. Dev. Auth. Multi-Family Hsg.
Series I, 5.85% 5/1/08 (d)  Aa1  1,370,000  1,423,088
Virginia Trans. Board Trans. Contract Rev.
(Northern Virginia Trans. Dist.) Series A:
 6.75% 5/15/03  Aa  1,895,000  2,098,713
  6.75% 5/15/04  Aa  2,020,000  2,264,925
  5,786,726
WASHINGTON - 1.7%
Washington State Pub. Pwr. Supply Sys. Nuclear
Proj. #3 Rev. Rfdg. (Proj. #3) Series B:
 (Cap. Appreciation) 0% 7/1/07  Aa1  4,000,000  2,390,000
  0% 7/1/10  Aa1  2,250,000  1,105,313
  3,495,313
TOTAL MUNICIPAL BONDS
(Cost $198,329,569)   204,733,198
CASH EQUIVALENTS - 0.3%
  SHARES VALUE
   (NOTE 1)
Municipal Central Cash Fund (a)(b)
(Cost $716,222)     716,222 $ 716,222
TOTAL INVESTMENTS - 100%
(Cost $199,045,791)  $ 205,449,420
LEGEND
1. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.55% The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
2. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
5. Security collateralized by an amount sufficient to pay interest and principal.
6. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 70.8% AAA, AA, A 64.0%
Baa 16.1% BBB  16.0%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 0.5%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  37.3%
Education  17.0
Special Tax   11.1
Transportation  10.7
Health Care  8.5
Electric Revenue  7.2
Others (individually less than 5%)    8.2
TOTAL  100.0%
INCOME TAX INFORMATION
At August 31, 1997, the aggregate cost of investment securities for income tax purposes was $199,045,791. Net unrealized appreciation aggregated $6,403,629, of which $6,439,342 related to appreciated investment securities and $35,713 related to depreciated investment securities.
At August 31, 1997, the fund had a capital loss carryforward of approximately $8,493,000 of which $3,196,000 and $5,297,000 will expire on August 31, 2003 and 2004, respectively.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 AUGUST 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $199,045,791) -                   $ 205,449,420
SEE ACCOMPANYING SCHEDULE

INTEREST RECEIVABLE                                                         2,025,573

 TOTAL ASSETS                                                               207,474,993

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 3,849,346
DELAYED DELIVERY

PAYABLE FOR FUND SHARES REDEEMED                              327,628

DISTRIBUTIONS PAYABLE                                         166,850

ACCRUED MANAGEMENT FEE                                        95,376

OTHER PAYABLES AND ACCRUED EXPENSES                           1,253

 TOTAL LIABILITIES                                                          4,440,453

NET ASSETS                                                                 $ 203,034,540

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 205,172,593

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                          (8,541,682)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   6,403,629

NET ASSETS, FOR 19,603,906 SHARES OUTSTANDING                              $ 203,034,540

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                    $10.36
SHARE ($203,034,540 (DIVIDED BY) 19,603,906 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED AUGUST 31, 1997

INTEREST INCOME                                                          $ 11,149,497

EXPENSES

MANAGEMENT FEE                                             $ 1,161,719

NON-INTERESTED TRUSTEES' COMPENSATION                       2,350

 TOTAL EXPENSES BEFORE REDUCTIONS                           1,164,069

 EXPENSE REDUCTIONS                                         (9,003)       1,155,066

NET INTEREST INCOME                                                       9,994,431

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      408,876

 FUTURES CONTRACTS                                          (28,365)      380,511

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                   5,821,426
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                           6,201,937

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 16,196,368
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED      YEAR ENDED
                                                          AUGUST 31,      AUGUST 31,
                                                          1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 9,994,431     $ 10,698,635
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  380,511         1,665,298

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      5,821,426       (2,231,237)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           16,196,368      10,132,696
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME     (9,994,431)     (10,698,635)

SHARE TRANSACTIONS                                         48,701,353      120,502,414
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             7,852,481       8,342,300

 COST OF SHARES REDEEMED                                   (75,842,515)    (131,868,903)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (19,288,681)    (3,024,189)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (13,086,744)    (3,590,128)

NET ASSETS

 BEGINNING OF PERIOD                                       216,121,284     219,711,412

 END OF PERIOD                                            $ 203,034,540   $ 216,121,284

OTHER INFORMATION
SHARES

 SOLD                                                      4,766,109       11,871,349

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   767,035         822,847

 REDEEMED                                                  (7,427,129)     (13,034,511)

 NET INCREASE (DECREASE)                                   (1,893,985)     (340,315)


FINANCIAL HIGHLIGHTS

                                     YEARS ENDED AUGUST 31,

                                     1997                     1996        1995        1994 E      1993 D

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING           $ 10.050                 $ 10.060    $ 9.840     $ 10.340    $ 10.000
OF PERIOD

INCOME FROM INVESTMENT                .484                     .486        .490        .514        .177
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED          .310                     (.010)      .220        (.460)      .340
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS     .794                     .476        .710        .054        .517



LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME             (.484)                   (.486)      (.490)      (.514)      (.177)

 FROM NET REALIZED GAIN               -                        -           -           (.010)      -

 IN EXCESS OF NET REALIZED GAIN       -                        -           -           (.030)      -

 TOTAL DISTRIBUTIONS                  (.484)                   (.486)      (.490)      (.554)      (.177)

NET ASSET VALUE, END OF PERIOD       $ 10.360                 $ 10.050    $ 10.060    $ 9.840     $ 10.340

TOTAL RETURN B, C                     8.07%                    4.80%       7.50%       .52%        5.22%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD            $ 203,035                $ 216,121   $ 219,711   $ 256,269   $ 219,400
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE          .55%                     .50% F      .42% F      .20% F      .00% F
NET ASSETS

RATIO OF NET INTEREST INCOME TO       4.72%                    4.81%       5.04%       5.09%       5.20% A
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE               20%                      64%         44%         69%         95% A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD APRIL 26,1993 (COMMENCEMENT OF SALE OF SHARES) TO AUGUST 31, 1993.
E EFFECTIVE SEPTEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1997




9. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount, capital loss carryforwards and losses deferred due to futures and options.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
10. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS - CONTINUED
futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
11. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $41,119,041 and $55,633,277, respectively.
The market value of futures contracts opened and closed during the period amounted to $6,607,276 and $6,578,911, respectively.
12. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $1,000 for the period. Effective April 1, 1997, these transaction fees were eliminated.
13. EXPENSE REDUCTIONS.
FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $9,003 under these arrangements.
14. PROPOSED REORGANIZATION.
The Board of Trustees of the fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Fidelity Limited Term Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Fidelity Limited Term Municipal Income Fund in exchange solely for the number of shares of Fidelity Limited Term Municipal Income Fund having the same aggregate net asset value as the outstanding shares of the fund at the close of business on the day that the Reorganization is effective and the assumption by Fidelity Limited Term Municipal Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on February 18, 1998 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in December, 1997. If the Agreement
6. PROPOSED REORGANIZATION - CONTINUED
is approved at the Meeting, the Reorganization is expected to become effective on or about February 26, 1998.
Effective April 1, 1997, the fund's shares are no longer available for purchase or exchange to new accounts of the fund. However, existing shareholders of the fund can continue to purchase shares of the fund up to the close of business on December 22, 1997, at which time the fund will be closed to all share purchases except for reinvestment of dividends or other distributions.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Intermediate Municipal Income Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Union Street Trust: Spartan Intermediate Municipal Income Fund, including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period April 26, 1993 (commencement of operations) to August 31, 1993. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Union Street Trust: Spartan Intermediate Municipal Income Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 26, 1993 (commencement of operations) to August 31, 1993, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 3, 1997
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

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  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
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INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Norman Lind, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
* INDEPENDENT TRUSTEES
FIDELITY'S TAX-FREE BOND FUNDS
Aggressive Municipal
Limited Term Municipal Income
Minnesota Municipal Income
Municipal Income
New York Municipal Income
New York Insured Municipal Income
Spartan Aggressive Municipal
(registered trademark)
Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
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